                                                    Registration Nos. 333-102299
                                                                      811-06366

       As filed With the Securities and Exchange Commission on May 2, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

     Pre-effective Amendment No.    [ ]

     Post-Effective Amendment No.   [3]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

     Amendment No.                  [8]

         AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VUL-2
                           (Exact Name of Registrant)

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                              2727-A Allen Parkway
                            Houston, Texas 77019-2191
         (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code (713) 831-8470

                              Lauren W. Jones, Esq.
                             Deputy General Counsel
                      American General Life Companies, LLC
                               2929 Allen Parkway
                            Houston, Texas 77019-2191
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b)

     [X]  on May 2, 2005 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EQUIBUILDER(TM) III

POLICIES

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES issued by American General Life Insurance Company through its Separate Account VUL-2

                            This prospectus is dated
                                   May 2, 2005

This prospectus describes EquiBuilder III flexible premium variable universal life insurance policies (the "Policy" or "Policies") issued by American General Life Insurance Company ("AGL"). EquiBuilder III Policies are designed to provide life insurance coverage with flexibility in death benefits, premium payments and investment choices. We use "you" and "your" to refer to an EquiBuilder III Policy Owner. AGL no longer sells EquiBuilder III Policies.

We deposit your net premium in your Policy Account. You may allocate amounts to our Guaranteed Interest Division (which is part of our General Account and pays interest at a declared rate) or to one or more of the variable investment divisions of Separate Account VUL-2 (the "Separate Account"), or both. (For the first fifteen days after we issue your Policy, we require premiums to be invested in the Fidelity VIP Money Market division.)

The variable investment divisions each purchase shares of a corresponding portfolio of the Fidelity(R) Variable Insurance Products ("Fidelity VIP") or the MFS(R) Variable Insurance Trust(SM) ("MFS VIT") (each available portfolio referred to in this prospectus as, a "Fund," and collectively, the "Funds"). The prospectuses of the Funds describe the investment objectives, Policies and risks of each Fund.

Your investment in the Funds through the variable investment divisions is not guaranteed and involves varying degrees of risk. Net premiums and Policy Account value you direct to the Guaranteed Interest Division earns interest at a rate guaranteed by us.

You should read the prospectuses of the Funds underlying the variable investment divisions that may interest you. You can request free copies from your AGL representative or from our Administrative Center shown under "Contact Information" on page 5

The Funds available through this Policy are:

..    Fidelity(R) VIP Asset Manager(SM) - Initial Class
..    Fidelity(R) VIP Asset Manager: Growth(R) - Initial Class
..    Fidelity(R) VIP Contrafund(R) - Initial Class
..    Fidelity(R) VIP Equity-Income - Initial Class
..    Fidelity(R) VIP Growth - Initial Class
..    Fidelity(R) VIP High Income - Initial Class
..    Fidelity(R) VIP Index 500 - Initial Class
..    Fidelity(R) VIP Investment Grade Bond - Initial Class
..    Fidelity(R) VIP Money Market - Initial Class
..    Fidelity(R) VIP Overseas - Initial Class
..    MFS(R) VIT Capital Opportunities Series - Initial Class
..    MFS(R) VIT Emerging Growth Series - Initial Class
..    MFS(R) VIT Investors Trust Series - Initial Class
..    MFS(R) VIT Research Series - Initial Class
..    MFS(R) VIT Total Return Series - Initial Class
..    MFS(R) VIT Utilities Series - Initial Class

Each of these Funds is available through a variable investment division.

EquiBuilder III Policies are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable universal life insurance Policy is subject to investment risks, including possible loss of principal invested.

There is no guaranteed cash surrender value for amounts allocated to the variable investment divisions.

If the net cash surrender value (the cash surrender value reduced by any loan balance) is insufficient to cover the charges due under the Policy, the Policy may terminate without value.

Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance Policy. You may wish to consult with your insurance representative or financial adviser.

Neither the SEC nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Policies are not available in all states. This prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, or on sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

THIS PROSPECTUS GENERALLY DESCRIBES ONLY THE VARIABLE PORTION OF THE POLICY, EXCEPT WHERE THE GUARANTEED INTEREST DIVISION IS SPECIFICALLY MENTIONED.

                                TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY..................................................6

POLICY BENEFITS................................................................6

   Death Benefit...............................................................6
      Death Benefit Proceeds...................................................6
      Death Benefit Option A and Option B......................................6
      Accelerated Benefit Settlement Option Rider..............................6
   Surrenders, Partial Surrenders, Transfers, and Policy Loans.................6
      Surrenders...............................................................6
      Partial Surrenders.......................................................6
      Transfers................................................................7
      Loans....................................................................7
   Premiums....................................................................7
      Flexibility of Premiums..................................................7
      Free Look................................................................7
   The Policy..................................................................7
      Ownership Rights.........................................................7
      Separate Account.........................................................7
      Guaranteed Interest Division.............................................7
      Policy Account Value.....................................................7
      Payment Options..........................................................8
      Tax Benefits.............................................................8
   Supplemental Benefits and Riders............................................8

POLICY RISKS...................................................................8

   Investment Risk.............................................................8
   Risk of Lapse...............................................................9
   Tax Risks...................................................................9
   Partial Surrender and Surrender Risks.......................................9
   Policy Loan Risks..........................................................10

PORTFOLIO RISKS...............................................................10

TABLES OF CHARGES.............................................................11

GENERAL INFORMATION...........................................................17

   American General Life Insurance Company....................................17
   Separate Account VUL-2.....................................................17
   Communication with AGL.....................................................18
      Administrative Center...................................................18
      E-Delivery, E-Service, telephone transactions and written
         transactions.........................................................18
         E-Delivery...........................................................18
         E-Service............................................................18
         Telephone transactions and written transactions......................18
      Telephone transactions..................................................19
   Variable Investment Divisions..............................................19
   Voting Rights of a Policy Owner............................................21
   The Guaranteed Interest Division...........................................22
   Illustrations..............................................................22

POLICY FEATURES...............................................................22

   Age........................................................................22
   Death Benefits.............................................................23
   Maturity Benefit...........................................................24

   Policy Issuance Information................................................24
   Right to Examine...........................................................24
   Flexible Premium Payments..................................................24
   Changes in EquiBuilder III Policies........................................25
   Changing the Face Amount of Insurance......................................26
   Changing Death Benefit Options.............................................27
   When Face Amount and Death Benefit Changes Go Into Effect..................27
   Reports To Policy Owners...................................................27
   Policy Periods, Anniversaries, Dates and Ages..............................27

ADDITIONAL BENEFIT RIDERS.....................................................28

   Disability Waiver Benefit Rider............................................28
   Accidental Death Benefit Rider.............................................28
   Children's Term Insurance Rider............................................29
   Term Insurance on an Additional Insured Person Rider.......................29
   Accelerated Benefit Settlement Option Rider................................29

POLICY ACCOUNT TRANSACTIONS...................................................29

   E-Delivery, E-Service, Telephone Transactions and Written
      Transactions............................................................29
   Changing Premium and Deduction Allocation Percentages......................29
   Transfers of Policy Account Value Among Investment Divisions...............30
   Market Timing..............................................................30
   Fund-Rejected Transfers....................................................31
   Transfers from the Guaranteed Interest Division............................31
   Borrowing from the Policy Account..........................................31
   Loan Requests..............................................................31
   Policy Loan Interest.......................................................32
   When Interest is Due.......................................................32
   Repaying the Loan..........................................................32
   The Effects of a Policy Loan on the Policy Account.........................33
   Withdrawing Money from the Policy Account..................................34
   Surrendering the Policy for Its Net Cash Surrender Value...................35

POLICY PAYMENTS...............................................................35

   Payment Options............................................................35
      Income Payments for a Fixed Period......................................35
      Life Income with Payments Guaranteed for a Fixed Term of Years..........35
      Proceeds at Interest....................................................36
      Fixed Amount............................................................36
   The Beneficiary............................................................36
   Assignment of A Policy.....................................................37
   Payment of Proceeds........................................................37
   Delay Required under Applicable Law........................................37

ADDITIONAL RIGHTS THAT WE HAVE................................................37

CHARGES UNDER THE POLICY......................................................38

   Transaction Fees...........................................................39
      Premium Expense Charge..................................................39
      Premium Taxes...........................................................39
      Surrender Charge (for full surrenders)..................................39
      Surrender Charge (for Face Amount decreases.............................40
      Partial Surrender Processing Fee........................................40
      Face Amount Increase Charge.............................................40
      Transfers...............................................................41
      Policy Owner Additional Illustration Charge.............................41
   Periodic Charges...........................................................41

      Administrative Charge...................................................41
      Cost of Insurance Charge................................................41
      Mortality and Expense Risk Charge.......................................42
      Optional Rider Charges..................................................42
   Annual Fund Expenses.......................................................42
   Allocation of Policy Account Charges.......................................42

POLICY ACCOUNT VALUE..........................................................42

   Amounts in the Variable Investment Divisions...............................43
   Business Day and Close of Business.........................................43
   Determination of the Unit Value............................................43

POLICY LAPSE AND REINSTATEMENT................................................44

   Lapse of the Policy........................................................44
   Reinstatement of the Policy................................................44

FEDERAL TAX CONSIDERATIONS....................................................45

   General....................................................................45
   Testing for modified endowment contract status.............................45
   Other effects of Policy changes............................................46
   Rider benefits.............................................................46
   Taxation of pre-death distributions if your Policy is not a modified endowment contract.............................................46
   Taxation of pre-death distributions if your Policy is a modified endowment contract......................................................47
   Policy lapses and reinstatements...........................................48
   Diversification and investor control.......................................48
   Estate and generation skipping taxes.......................................48
   Life insurance in split dollar arrangements................................49
   Pension and profit-sharing plans...........................................49
   Other employee benefit programs............................................50
   ERISA......................................................................50
   Our taxes..................................................................50
   When we withhold income taxes..............................................50
   Tax changes................................................................51

LEGAL PROCEEDINGS.............................................................51

FINANCIAL STATEMENTS..........................................................51

DEFINITIONS...................................................................52

----------------------------------------------------------------------------------------------------------------
                                               CONTACT INFORMATION
----------------------------------------------------------------------------------------------------------------
          Addresses and telephone numbers: Here is how you can contact us about the EquiBuilder III Policies.

              ADMINISTRATIVE CENTER:                           HOME OFFICE:              PREMIUM PAYMENTS:
              ----------------------                           ------------              -----------------
(Express Delivery)                  (U.S. Mail)          2727-A Allen Parkway        (Express Delivery)
VUL Administration                  VUL Administration   Houston, Texas 77019-2191   Payment Processing Center
2727-A Allen Parkway                P. O. Box 4880       1-713-831-3443              #1 Franklin Square
Houston, Texas 77019-2191           Houston, Texas       1-800-340-2765              Springfield, IL 62713-0001
1-713-831-3443, 1-800-340-2765      77210-4880                                       (U.S. Mail)
(Hearing Impaired) 1-888-436-5258                                                    Payment Processing Center
Fax: 1-713-620-6653                                                                  P.O. Box 0777
(Except premium payments)                                                            Carol Stream, IL 60132-0777

----------------------------------------------------------------------------------------------------------------
                                               ELECTRONIC SERVICES
----------------------------------------------------------------------------------------------------------------
Now, with E-DELIVERY you can electronically receive certain documents we currently mail, including annual Policy and Fund prospectuses. You can choose E-mail or CD ROM. You can also choose E-SERVICE capabilities to access on-line services for your Policy, such as transferring values among investment options and changing allocations for future premiums. You may select or cancel E-DELIVERY and E-SERVICE at any time. For more information, see page 18 of this prospectus. To request E-DELIVERY or E-SERVICE, take the following action:

     .    For E-DELIVERY, enroll at the time you complete your Policy application, or go to www.aigag.com and enroll for E-Delivery at the same time you enroll for E-Service.

     .    For E-SERVICE, go to www.aigag.com and enroll by completing the information on the introductory page under "Not an E-Service Member?"
----------------------------------------------------------------------------------------------------------------

                          POLICY BENEFITS/RISKS SUMMARY

     This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail. The definitions on page 52 of this prospectus define certain words and phrases used in this prospectus.

                                 POLICY BENEFITS

     You may currently allocate your Policy Account value among the sixteen variable investment divisions available under the Policy, each of which invests in an underlying mutual fund portfolio, a Fund, and the Guaranteed Interest Division, which credits a specified rate of interest. Your Policy Account value will vary based on the investment performance of the variable investment divisions you choose and interest credited in the Guaranteed Interest Division.

Death Benefit

..    Death Benefit Proceeds: We pay the death benefit (less any Policy loan and loan interest and any overdue charges) to the beneficiary when the Insured Person dies. We will increase the death benefit by the amount of any additional insurance provided by the applicable optional benefit rider(s).

..    Death Benefit Option A and Option B: You may choose between two death benefit options under the Policy. After the first Policy year, you may change death benefit options and the Face Amount (which is the amount of insurance you select) while the Policy is in force. We calculate the amount available under each death benefit option monthly and as of the Insured Person's date of death.

     . Death Benefit Option A is equal to the greater of: (1) the Face Amount; or (2) the "required minimum death benefit", which is the Policy Account value multiplied by a specified percentage set forth in the Policy.

     . Death Benefit Option B is equal to the greater of: (1) the Face Amount plus the Policy Account value; or (2) the required minimum death benefit.

..    Accelerated Benefit Settlement Option Rider: Under the Accelerated Benefit
     Settlement Option Rider, you may receive accelerated payment of part of your death benefit if the Insured Person develops a terminal illness or is confined to a nursing care facility. We will deduct a processing charge from the accelerated death benefit at the time it is paid.

     Federal tax law may require us to increase payment under either of the above death benefit options. See "Death Benefits" on page 23.

Surrenders, Partial Surrenders, Transfers, and Policy Loans

..    Surrenders: At any time while the Policy is in force, you may make a written request (by submitting our surrender form to us) to surrender your Policy and receive the net cash surrender value. The net cash surrender value is the cash surrender value less any outstanding loan and loan interest due. A surrender may have adverse tax consequences.

..    Partial Surrenders: After the first Policy year, you may make a written request to withdraw part of the net cash surrender value. Partial surrenders may have adverse tax consequences.

..    Transfers: Within certain limits, you may make transfers among the variable investment divisions and the Guaranteed Interest Division. You may make up to four transfers of Policy Account value among the variable investment divisions in each Policy year without charge. We may assess a $25 charge for each transfer after the fourth transfer in a Policy year. Our current practice, however, is to assess the $25 charge for each transfer after the twelfth transfer in a Policy year. There are special limits on transfers involving the Guaranteed Interest Division.

..    Loans: You may take a loan (minimum $500) from your Policy at any time. The maximum loan amount you may take is 90% of the cash surrender value of the Policy on the business day we receive your request for a loan. We charge you a maximum annual interest rate on your loan equal to the greater of 5 1/2% or the Monthly Average Corporate yield published by Moody's Investor Services, Inc. as described under "Policy Account Transactions - Policy
     Loan Interest," on page 32, on your loan. We credit interest on loaned amounts; we guarantee that the annual earned interest rate will not be lower than 4 1/2%. After the tenth Policy year, you may take a Preferred Loan from your Policy. Loans may have adverse tax consequences.

Premiums

..    Flexibility of Premiums: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy maturity) and in any amount (but not less than $100). You can select a premium payment plan to pay planned periodic premiums quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

..    Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid; or (2) the Policy Account value plus any amount deducted from premiums prior to allocation to the Policy Account. The free look period generally expires upon the later of: (1) 10 days after you receive the Policy; or (2) 45 days after you signed Part I of the application. This period will be longer if required by state law.

The Policy

..    Ownership Rights: While the Insured Person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

..    Separate Account: You may direct the money in your Policy to any of the variable investment divisions of the Separate Account. Each variable investment division invests exclusively in one of the Funds listed on the cover of this prospectus.

..    Guaranteed Interest Division: You may place money in the Guaranteed
     Interest Division where it earns interest at the rate of 4 1/2% annually. We may declare higher rates of interest, but are not obligated to do so.

..    Policy Account Value: Policy Account value is the sum of your amounts in the variable investment divisions and the Guaranteed Interest Division. Policy Account value varies from day to day, depending on the investment performance of the variable investment divisions you choose, interest we credit to the Guaranteed Interest Division, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans. We do not guarantee a minimum Policy Account value.

..    Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Administrative Center shown under "Contact Information" on page 5.

..    Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance policies under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. This means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Supplemental Benefits and Riders

     We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the Insured Person dies from bodily injury that results from an accident. We generally deduct any monthly charges for these riders from Policy Account value as part of the monthly deduction. Your insurance representative can help you determine whether any of these riders are suitable for you. Not all riders are available in all states. Please contact us for further details.

                                  POLICY RISKS

Investment Risk

     The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

     If you invest your Policy Account value in one or more variable investment divisions, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the Policy Account value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment divisions you choose may be less favorable than that of other variable investment divisions, and in order to keep the Policy in force may be required to pay more premiums than originally planned. We do not guarantee a minimum Policy Account value.

     If you allocate net premiums to the Guaranteed Interest Division, then we credit your Policy Account value (in the Guaranteed Interest Division) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4 1/2%.

Risk of Lapse

     If your net cash surrender value is not enough to pay the charges deducted against Policy Account value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment during the grace period. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the net cash surrender value. Your Policy will not lapse at the end of a grace period if you make a premium payment equal to at least the estimated monthly charges under the Policy for three Policy months before the end of the grace period. You may reinstate a lapsed Policy, subject to certain conditions.

Tax Risks

     We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. However, due to limited guidance under federal tax law, there is some uncertainty about the application of federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. In addition, if you elect the Accelerated Death Benefit rider the tax qualification consequences associated with continuing the Policy after a distribution is made are unclear. Please consult a tax adviser about these consequences.

     Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

     See "Federal Tax Considerations" on page 45. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Surrender and Surrender Risks

     The surrender charge under the Policy applies for the first 10 Policy years after the Register Date in the event you surrender the Policy or decrease the Face Amount. The surrender charge may be considerable. Any outstanding loan balance reduces the amount available to you upon a surrender or partial surrender. It is possible that you will receive no net cash surrender value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy Account value in the near future. We designed the Policy to meet long-term financial goals.

     Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse (terminate without value), because surrender charges affect the net cash surrender value which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See "Risk of Lapse," on page 9.

     A surrender or partial surrender may have adverse tax consequences.

Policy Loan Risks

     A Policy loan, whether or not repaid, will affect Policy Account value over time because we subtract the amount of the loan from the variable investment divisions and/or Guaranteed Interest Division as collateral, and this loan collateral does not participate in the investment performance of the variable investment divisions or receive any excess interest credited to the Guaranteed Interest Division.

     We reduce the amount we pay on the Insured Person's death by the amount of any Policy loan and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

     If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income tax.

                                 PORTFOLIO RISKS

     A discussion of the risks of each Fund may be found its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting us at the Administrative Center shown under "Contact Information" on page 5.

     There is no assurance that any of the Funds will achieve its stated investment objective.

                                TABLES OF CHARGES

     The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy Owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

     The first table describes the fees and expenses that are payable at the time that you (1) buy a Policy, (2) surrender a Policy during the first ten Policy years, (3) change a Policy's Face Amount, or (4) transfer Policy Account value between investment divisions.

------------------------------------------------------------------------------------------------------------------------------------
                                                           Transactio Fees
------------------------------------------------------------------------------------------------------------------------------------
Charge                        When Charge is Deducted        Maximum Guaranteed Charge            Current Charge
------------------------------------------------------------------------------------------------------------------------------------
Premium Expense Charge        Upon receipt of each premium   5% of each premium payment up to     5% of each premium payment up
                              payment                        the Target Premium for a Policy      to the Target Premium for a
                                                             year/1/                              Policy year/1/
------------------------------------------------------------------------------------------------------------------------------------
Premium Taxes/2/              Upon receipt of each premium   3.5% of each premium payment         3.5% of each premium payment
                              payment
------------------------------------------------------------------------------------------------------------------------------------
Surrender Charge/3/           Upon a full surrender or       During Policy years 1-10, 50% of     Capped at a total limit of 50% of
                              lapse in the first 10 Policy   one Target Premium, with the         one Target Premium, but calculated
                              years                          maximum surrender charge             as follows:
                                                             decreasing 20% annually following
                              Also, in the event of a        the 6th Policy year                  .    25% of premiums paid during
                              decrease in Face Amount                                                  the first Policy year up to
                              before the end of the 10th                                               one Target Premium; and
                              Policy year, we deduct a
                              charge that is a portion of                                         .    9% of additional premiums
                              the surrender charge                                                     paid in Policy years 1-10,
                                                                                                       less any surrender charge
                                                                                                       previously deducted for a
                                                                                                       decrease in Face Amount
------------------------------------------------------------------------------------------------------------------------------------

----------
     /1/ The Target Premium is a hypothetical annual premium which is based on the age, sex and risk class of the Insured Person, the initial Face Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The Target Premium for your Policy is shown on the Policy Information page of the Policy.

     /2/ Premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.75%, is in the state of Wyoming.

     /3/ We assess a surrender charge only during the first 10 Policy years.

------------------------------------------------------------------------------------------------------------------------------------
                                                          Transaction Fees
------------------------------------------------------------------------------------------------------------------------------------
Charge                        When Charge is Deducted        Maximum Guaranteed Charge            Current Charge
------------------------------------------------------------------------------------------------------------------------------------
Partial Surrender             Upon partial surrender         The lesser of $25 or 2% of the       $10
Processing Fee                                               partial surrender amount
------------------------------------------------------------------------------------------------------------------------------------
Face Amount Increase Charge   Upon each Face Amount          $1.50 for each $1,000 of Face        $1.50 for each $1,000 of Face
                              increase                       Amount increase, up to $300          Amount increase, up to $300
------------------------------------------------------------------------------------------------------------------------------------
Transfer Fee                  Upon transfer                  $25 for each transfer/1/             $25 for each transfer/2/
------------------------------------------------------------------------------------------------------------------------------------
Policy Owner Additional       Upon a Policy Owner's          $25 for each illustration request    $0
Illustration Charge           additional illustration        after the first illustration
                              request                        request in any Policy year
------------------------------------------------------------------------------------------------------------------------------------

----------
     /1/ At a maximum, we will charge $25 for each transfer after the fourth transfer in a Policy year.

     /2/ Currently, the first 12 transfers in a Policy year are free of charge.

     The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

------------------------------------------------------------------------------------------------------------------------------------
                                                          Periodic Charges
                                                 (other than Fund fees and expenses)
------------------------------------------------------------------------------------------------------------------------------------
Charge                        When Charge is Deducted        Maximum Guaranteed Charge            Current Charge
------------------------------------------------------------------------------------------------------------------------------------
Administrative Charge         Monthly, at the beginning of   $360 (deducted as $30 per month,     $360 (deducted as $30 per month,
                              each Policy month              during the first 12 Policy months)   during the first 12 Policy months)

                                                             $144 (deducted as $12 per month,     $72 (deducted as $6 per month,
                                                             after the first 12 Policy months)    after the first 12 Policy months)
------------------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge/1/

   Maximum Charge for the     Monthly, at the beginning of   $83.33 per $1,000 of net amount at   $28.81 per $1,000 of net amount at
   first Policy year - for    each Policy month              risk per month                       risk per month
   a 94 year old male, any
   risk class, with a Face
   Amount of $200,000
------------------------------------------------------------------------------------------------------------------------------------
   Minimum Charge for the     Monthly, at the beginning of   $0.05 per $1,000 of net amount at    $0.05 per $1,000 of net amount at
   first Policy year - for    each Policy month              risk/2/ per month                    risk per month
   an 11 year old female
   non-tobacco user with a
   Face Amount of $200,000
------------------------------------------------------------------------------------------------------------------------------------
   Example Charge for the     Monthly, at the beginning of   $0.22 per $1,000 of net amount at    $0.12 per $1,000 of net amount at
   first Policy year - for    each Policy month              risk per month                       risk per month
   a 38 year old male,
   non-tobacco user with a
   Face Amount of $200,000,
------------------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk    Daily                          annual effective rate of 0.75%/3/    annual effective rate of .75%/3/
Fee/3/
------------------------------------------------------------------------------------------------------------------------------------

----------
     /1/ The Cost of Insurance Charge will vary based on the Insured Person's sex, age, risk class, Policy year and the Face Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. The Policy Information page of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy. Before you purchase the Policy, we will provide you hypothetical illustrations of Policy values based upon the Insured Person's age and risk class, the death benefit option, Face Amount, planned periodic premiums and riders requested. More detailed information concerning your Cost of Insurance Charges is available on request from our Administrative Center, shown under "Contact Information" on page 5 of this prospectus, or from your AGL representative.

     /2/ The net amount at risk is the difference between the current death benefit under your Policy and the amount in your Policy Account.

     /3/ All percentages are calculated as a percent of accumulation value invested in variable investment divisions.

     The next table describes the fees and expenses that you will pay periodically, if you choose an optional benefit rider during the time that you own the Policy.

--------------------------------------------------------------------------------------------------------------------------
                                                     Periodic Charges
                                              (optional benefit riders only)
--------------------------------------------------------------------------------------------------------------------------
Optional Benefit Rider Charge/1/   When Charge is Deducted            Maximum Guaranteed Charge  Current Charge
--------------------------------------------------------------------------------------------------------------------------
Accelerated Benefit Settlement     At the time the accelerated death  $200                       $200
Option                             benefit is paid
--------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit

   Maximum Charge - for an         Monthly, at the beginning of each  $1.80 per $1,000 of rider  $1.80 per $1,000 of rider
   69 year old male or female,     Policy month                       coverage amount per month  coverage amount per month
   any risk class and any Face
   Amount
--------------------------------------------------------------------------------------------------------------------------
   Minimum Charge - for a 40 year  Monthly, at the beginning of each  $0.84 per $1,000 of rider  $0.84 per $1,000 of rider
   old male or female, any risk    Policy month                       coverage amount per month  coverage amount per month
   class and any Face Amount
--------------------------------------------------------------------------------------------------------------------------
   Example Charge - for a 38 year  Monthly, at the beginning of each  $0.84 per $1,000 of rider  $0.84 per $1,000 of rider
   old male, non-tobacco user,     Policy month                       coverage amount per month  coverage amount per month
   with a Face Amount of $200,000
   for the first Policy year
--------------------------------------------------------------------------------------------------------------------------
Children's Term Insurance          Monthly, at the beginning of each  $0.50 per $1,000 of rider  $0.50 per $1,000 of rider
                                   Policy month                       coverage amount per month  coverage amount per month
--------------------------------------------------------------------------------------------------------------------------
Additional Insured Term Insurance

   Maximum Charge - for a 69 year  Monthly, at the beginning of each  $83.33 per $1,000 of rider $26.11 per $1,000 of ride
   old male, non-tobacco user,     Policy month                       coverage amount per month  coverage amount per month
   with a Face Amount of $200,000
   for the first Policy year
--------------------------------------------------------------------------------------------------------------------------
   Minimum Charge - for a 10 year  Monthly, at the beginning of each  $0.68 per $1,000 of rider  $0.68 per $1,000 of rider
   old female, non-tobacco user,   Policy month                       coverage amount per month  coverage amount per month
   any Face Amount
--------------------------------------------------------------------------------------------------------------------------
   Example Charge - for a 38 year  Monthly, at the beginning of each  $2.58 per $1,000 of rider  $1.62 per $1,000 of rider
   old male, non-tobacco user,     Policy month                       coverage amount per month  coverage amount per month
   with a Face Amount of $200,000
   for the first Policy year
--------------------------------------------------------------------------------------------------------------------------

----------
     /1/ Charges for the Additional Insured Term Insurance rider varies based on the insured's sex, age, risk class and Face Amount. Charges for the Accidental Death Benefit rider vary based on the Insured Person's age. The rider charges shown in the table may not be typical of the charges you would pay. The Policy Information page of your Policy will indicate the rider charges applicable to you. More detailed information concerning the charges for the optional benefit riders is available on request from our Administrative Center, shown under "Contact Information" on page 5 of this prospectus, or from your AGL representative.

---------------------------------------------------------------------------------------------------------------------------
                                                      Periodic Charges
                                               (optional benefit riders only)
---------------------------------------------------------------------------------------------------------------------------
Optional Benefit Rider Charge      When Charge is Deducted            Maximum Guaranteed Charge       Current Charge
---------------------------------------------------------------------------------------------------------------------------
Disability Waiver Benefit/1/

   Maximum Charge - for a 59 year  Monthly, at the beginning of each  44% of total monthly deduction  22% of total monthly
   old male or female, any risk    Policy month                                                       deduction
   class and any Face Amount
---------------------------------------------------------------------------------------------------------------------------
   Minimum Charge - for a 20 year  Monthly, at the beginning of each  7% of total monthly deduction   2% of total monthly
   old male, any risk class and    Policy month                                                       deduction
   any Face Amount
---------------------------------------------------------------------------------------------------------------------------
   Example Charge - for a 38 year  Monthly, at the beginning of each  12% of total monthly deduction  6.6% of total monthly
   old male, any risk class, with  Policy month                                                       deduction
   a Face Amount of $200,000 for
   the first Policy year
---------------------------------------------------------------------------------------------------------------------------

----------
     /1/ Charges for the Disability Waiver Benefit rider varies based on the insured's sex, age, risk class and Face Amount. The rider charges shown in the table may not be typical of the charges you would pay. The Policy Information page of your Policy will indicate the rider charges applicable to you. More detailed information concerning the charges for the optional benefit riders is available on request from our Administrative Center, shown under "Contact Information" on page 5 of this prospectus, or from your AGL representative. Please consult your insurance representative or contact AGL for information about the charges for the optional benefit riders.

     The next table describes the current Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2004. Current and future expenses for the Funds may be higher or lower than those shown.

--------------------------------------------------------------------------------
                          Annual Fund Fees and Expenses
                (expenses that are deducted from the Fund assets)
--------------------------------------------------------------------------------
                     Charge                                    Maximum   Minimum
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses for all the Funds
(expetnses that are deducted from portfolio assets include
management fees, distribution (12b-1) fees and other
expenses)/1/                                                    0.91%     0.10%
--------------------------------------------------------------------------------

     Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

----------
     /1/ Currently 6 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2006. The impact of contractual reimbursements or fee waivers is as follows:

--------------------------------------------------------------------------------
                         Charge                                Maximum   Minimum
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses for all of the Funds
After Contractual Reimbursement or Fee Waiver                   0.89%     0.10%
--------------------------------------------------------------------------------

                               GENERAL INFORMATION

American General Life Insurance Company

     We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG American General is a marketing name for AGL and its affiliates. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

     AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

Separate Account VUL-2

     After we deduct certain amounts from each premium, we put the balance, called the "net premium," into the Policy Account established for each Policy. We credit the net premium to the Policy Account as of the date we receive it, or, if later, the Register Date. We credit the net premium to the Policy Account before deducting any charges against the Policy Account due on that date. See "Charges Under the Policy" beginning on page 38.

     We will invest the Policy Account in the Fidelity VIP Money Market division until the fifteenth day after we issue the Policy, or if that is not a business day, until the following business day. We will then allocate the Policy Account to the Guaranteed Interest Division or to one or more of the variable investment divisions, or both, according to your instructions in the Policy application. These instructions will apply to any subsequent premium until you provide us with new instructions. Premium allocation percentages may be any whole number from zero to 100, but the sum must equal 100.

     We hold the Mutual Fund shares in which any of your accumulation value is invested in Separate Account VUL-2 (the "Separate Account"). The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940 (the "1940 Act"). Prior to December 31, 2002, the Separate Account was a separate account of American Franklin, created on April 9, 1991, under Illinois insurance law. On December 31, 2002, and in conjunction with the merger of AGL and American Franklin, the Separate Account became a separate account of AGL under Texas law.

     The Separate Account also issues interests under EquiBuilder II variable life insurance policies, which have policy features that are similar to those of EquiBuilder III Policies but which have a different sales charge structure. We no longer sell policies having an interest in the Separate Account.

     The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy Owners.

     Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of AGL's other assets.

Communication with AGL

     When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

     Administrative Center. The Administrative Center provides service to all Policy Owners. See "Contact Information" on page 5 of this prospectus. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail or express premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5. You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

     E-Delivery, E-Service, telephone transactions and written transactions. There are several different ways to request and receive Policy services.

          E-Delivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery. E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. Alternatively, you may choose to receive these documents via CD ROM. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.aigag.com and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

          E-Service. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service, in writing or by telephone. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.aigag.com and complete the information on the introductory page under "Not an E-Service Member?" You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

          Telephone transactions and written transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service or by telephone. See "Telephone transactions" on page 19).

          .    transfer of accumulation value;*
          .    change of allocation percentages for premium payments; *
          .    change of allocation percentages for Policy deductions; *
          .    telephone transaction privileges; *
          .    loan;
          .    full surrender;
          .    partial surrender;
          .    change of beneficiary or contingent beneficiary;

          .    loan repayments or loan interest payments;
          .    change of death benefit option or manner of death benefit
               payment;
          .    change in specified amount;
          .    addition or cancellation of, or other action with respect to any benefit riders;
          .    election of a payment option for Policy proceeds; and
          .    tax withholding elections.

----------
*    These transactions are permitted by E-Service, by telephone or in writing.

We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will promptly mail a written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone request. Also, if due to malfunction or other circumstances your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

Variable Investment Divisions

     We divided the Separate Account into variable investment divisions, each of which invests in shares of a corresponding Fund of Fidelity VIP and MFS VIT. Currently, you may invest premium payments in variable investment divisions investing in the following Funds.

------------------------------------------------------------------------------------------------------------------------------------
                                                             Investment                                 Investment Adviser
                      Series                                 Objectives                            (sub-advisor, if applicable)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Asset Manager(SM) -                High total return                Fidelity Management & Research Company ("FMR")
Initial Class                                                                       (FMR Co., Inc.)
                                                                                    (Fidelity International Investment Advisors)
                                                                                    (Fidelity International Investment Advisors
                                                                                    (U.K.) Limited)
                                                                                    (Fidelity Investments Japan Limited)
                                                                                    (Fidelity Investments Money Management, Inc.)
                                                                                    (Fidelity Management & Research (Far East) Inc.)
                                                                                    (Fidelity Management & Research (U.K.) Inc.)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Asset Manager: Growth(R) -         Total return                     FMR (FMR Co., Inc.)
Initial Class                                                                       (Fidelity International Investment Advisors)
                                                                                    (Fidelity International Investment Advisors
                                                                                    (U.K.) Limited)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             Investment                                 Investment Adviser
                      Series                                 Objectives                            (sub-advisor, if applicable)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    (Fidelity Investments Japan Limited)
                                                                                    (Fidelity Investments Money Management, Inc.)
                                                                                    (Fidelity Management & Research (Far East) Inc.)
                                                                                    (Fidelity Management & Research (U.K.) Inc.)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) - Initial Class      Long-term capital appreciation   FMR (FMR Co., Inc.)
                                                                                    (Fidelity International Investment Advisors)
                                                                                    (Fidelity International Investment Advisors
                                                                                    (U.K.) Limited)
                                                                                    (Fidelity Investments Japan Limited)
                                                                                    (Fidelity Management & Research (Far East.)
                                                                                    Inc.)
                                                                                    (Fidelity Management & Research (U.K.) Inc.)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income - Initial Class      Reasonable income                FMR (FMR Co., Inc.)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth - Initial Class             Capital appreciation             FMR (FMR Co., Inc.)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP High Income - Initial Class        High level of current income     FMR (FMR Co., Inc.)
                                                                                    (Fidelity International Investment Advisors)
                                                                                    (Fidelity International Investment Advisors
                                                                                    (U.K.) Limited)
                                                                                    (Fidelity Investments Japan Limited)
                                                                                    (Fidelity Management & Research (Far East) Inc.)
                                                                                    (Fidelity Management & Research (U.K.) Inc.)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Index 500 - Initial Class          Total return of common stocks    FMR (FMR Co., Inc.) (Geode Capital
                                                   publicly traded in the United    Management, LLC)
                                                   States, as represented by the
                                                   S&P 500
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Investment Grade Bond -            High level of current income     FMR (Fidelity International Investment Advisors)
Initial Class                                                                       (Fidelity International Investment Advisors
                                                                                    (U.K.) Limited)
                                                                                    (Fidelity Investments Money Management, Inc.)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Money Market - Initial Class       High level of current income     FMR (Fidelity International Investment Advisors)
                                                                                    (Fidelity International Investment Advisors
                                                                                    (U.K.) Limited)
                                                                                    (Fidelity Investments Money Management, Inc.)
------------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Overseas - Initial Class           Long-term growth of capital      FMR (FMR Co., Inc.)
                                                                                    (Fidelity International Investment Advisors)
                                                                                    (Fidelity International Investment Advisors
                                                                                    (U.K.) Limited)
                                                                                    (Fidelity Investments Japan Limited)
                                                                                    (Fidelity Management & Research (Far East) Inc.)
                                                                                    (Fidelity Management & Research (U.K.) Inc.)
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Capital Opportunities - Initial Class   Capital appreciation             Massachusetts Financial Services Company ("MFS")
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Emerging Growth - Initial Class         Long-term growth of capital      MFS
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Investors Trust - Initial Class         Long-term growth of capital      MFS
                                                   and secondarily to provide
                                                   reasonable current income
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Research - Initial Class                Long-term growth of capital      MFS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             Investment                                 Investment Adviser
                      Series                                 Objectives                            (sub-advisor, if applicable)
------------------------------------------------------------------------------------------------------------------------------------
                                                   and future income
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Total Return - Initial Class            Above average income and         MFS
                                                   secondarily to provide growth
                                                   of capital and income
------------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Utilities - Initial Class               Capital growth and current       MFS
                                                   income
------------------------------------------------------------------------------------------------------------------------------------

     From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

     You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their prospectuses. You should carefully read the Funds' prospectuses before you select any investment division. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment division, by itself, constitutes a balanced investment plan.

     Affiliates of the Funds compensate us for administering the Funds as variable funding options for the EquiBuilder III Policies. Currently, Massachusetts Financial Services Company, the investment advisor for MFS VIT, and Fidelity Management & Research Company ("FMR"), the investment adviser for Fidelity VIP, pay us fees on an annualized basis, of a maximum of 0.35% of the aggregate net assets of each Fund attributable to the EquiBuilder III Policies and certain other variable contracts we issue. This fee will not be paid by the Funds, their shareholders or the Policy Owners.

Voting Rights of a Policy Owner

     We invest the variable investment divisions' assets in shares of the Funds. We are the legal owner of the shares held in the Separate Account, and we have the right to vote on certain issues. Among other things, we may:

     .    vote to elect the Boards of Trustees of the Funds;

     .    vote to ratify the selection of independent auditors for the Funds;
          and

     . vote on issues described in the Fund's current prospectus or requiring a vote by shareholders under the 1940 Act.

     Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares attributable to your Policy Account value. We vote the shares in accordance with your instructions at meetings of investment portfolio shareholders. We vote any portfolio shares that are not attributable to Policies, and any investment portfolio shares where the owner does not give us instructions, the same way we vote where we did receive owner instructions.

     We reserve the right to vote investment portfolio shares without getting instructions from Policy Owners if the federal securities laws, regulations, or their interpretations change to allow this.

     You may only instruct us on matters relating to the investment portfolios corresponding to divisions where you have invested assets as of the record date set by the investment portfolio's Board for the portfolio's shareholders meeting. We determine the number of investment portfolio shares in each division that we attribute to your Policy by dividing your account value allocated to that division by the net asset value of one share of the matching investment portfolio.

     We count fractional shares. If you have a voting interest, we send you proxy material and a form on which to give us your voting instructions.

     All investment portfolio shares have the right to one vote. The votes of all investment portfolios are cast together on a collective basis, except on issues where the interests of the portfolios differ. In these cases, voting is done on a portfolio-by-portfolio basis.

     Examples of issues that require a portfolio-by-portfolio vote are:

     . changes in the fundamental investment Policy of a particular investment portfolio; or

     .    approval of an investment advisory agreement.

The Guaranteed Interest Division

     We invest any accumulation value you have allocated to our Guaranteed Interest Division as part of our general assets. We credit interest on that account value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 4 1/2%. Although this interest increases the amount of any account value that you have in our Guaranteed Interest Division, account value will also be reduced by any charges that are allocated to this option under the procedures described under "Tables of Charges" beginning on page 11. The charges and expenses of the Funds shown under "Tables of Charges" beginning on page 11 do not apply to our Guaranteed Interest Division.

Illustrations

     We may provide you with illustrations for your Policy's death benefit, Policy Account value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return for your Policy Account value will depend on factors such as the amounts you allocate to particular investment divisions, the amounts deducted for the Policy's fees and charges, the variable investment divisions' fees and charges, and your Policy loan and partial surrender history.

     Upon your request, we will provide a personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for each personalized illustration prepared if you request us to do so more than once each year.

                                 POLICY FEATURES

     Keep in mind as you review the following Policy features that we no longer sell EquiBuilder III Policies.

Age

     Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "attained" age.

Death Benefits

     We will pay the death benefit (less any Policy loan and loan interest and any overdue charges) to your beneficiary when the Insured Person dies. You may choose one of the following two death benefit options:

     . Option A - the greater of (i) the Policy's Face Amount and (ii) the required minimum death benefit; or

     . Option B - the greater of (i) the Policy's Face Amount plus the Policy Account value and (ii) a multiple of the required minimum death benefit.

     The value of the death benefit under Option B is variable and fluctuates with Policy Account value. However; insurance under Option B costs more per month than under Option A. The value of the Policy Account and the net cash surrender value of the Policy under Option B will be lower than under Option A, all other things being equal.

     Under both death benefit options, the required minimum death benefit applies if it would provide a greater benefit (before deductions for any outstanding Policy loan and loan interest). This benefit is a percentage multiple of the amount in your Policy Account value. The percentage declines as the Insured Person gets older. The benefit will be your Policy Account value on the day the Insured Person dies multiplied by the percentage for the Insured Person's age (as of his or her nearest birthday) at the beginning of the Policy year of the Insured Person's death. For ages that are not shown on the table set forth below, the applicable percentages will decrease proportionately for each full year.

---------------------------------------------------------------------------------
                          TABLE OF DEATH BENEFITS BASED
                            ON POLICY ACCOUNT VALUES
---------------------------------------------------------------------------------
INSURED                    40 or
PERSON'S ATTAINED AGE*     under    45    50    55    60    65    70    75    95

MINIMUM DEATH BENEFIT AS
A PERCENTAGE OF THE
POLICY ACCOUNT               250%  215%  185%  150%  130%  120%  115%  105%  100%
---------------------------------------------------------------------------------

*The percentages are interpolated for ages that are not shown here

     For example, if the Insured Person is 40 years old and the Policy Account value is $100,000, the death benefit would be at least $250,000 (250% of $100,000).

     These percentages are based on provisions of federal tax law which require a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. See "Federal Tax Considerations," on page 45.

     Under either Option A or Option B, the length of time a Policy remains in force depends on the net cash surrender value of the Policy. Because we deduct the charges that maintain the Policy from the Policy Account, coverage will last as long as the net cash surrender value can cover these deductions. See "Policy Lapse and Reinstatement," on page 44. The investment experience (which may be either positive or negative) of any amounts in the variable investment divisions and the interest earned in the Guaranteed Interest Division affect your Policy Account value. As a result, the returns from these divisions will affect the length of time a Policy remains in force.

     If you prefer to have insurance coverage that varies with the investment experience of your Policy Account, you should choose Option B. The death benefit under Option B will always be at least the Face Amount of the Policy or the required minimum death benefit described above (in either case, less any outstanding Policy loan and loan interest), whichever is greater. If you prefer to have insurance coverage that does not vary in amount and that has lower cost of insurance charges, you should choose Option A.

Maturity Benefit

     If the Insured Person is still living on the Policy anniversary nearest his or her 95th birthday, we will pay you the Policy Account value net of any outstanding loan and loan interest. The Policy will then end.

Policy Issuance Information

     When you complete an application for a Policy, it is submitted to us. We make the decision to issue a Policy based on the information in the application and our standards for issuing insurance and classifying risks. If we decide not to issue a Policy, we will refund any premium paid.

     We will not issue a new Policy having a Face Amount that is less than $50,000, nor will we issue a Policy for an Insured Person who is older than 75.

     No insurance under a Policy will take effect: (a) until we deliver a Policy and you pay the full initial premium while the Insured Person is living and (b) unless the information in the application continues to be true and complete, without material change, as of the time you pay the premium.

     See "Flexible Premium Payments" on page 24 of this prospectus, for additional information concerning procedures for obtaining a Policy.

Right to Examine

     You have a right to examine your Policy. If for any reason you are not satisfied with it, you may cancel the Policy within the time limits described below by sending it to us with a written request to cancel.

     A request to cancel the Policy must be postmarked no later than the latest of the following two dates:

     .    10 days after you receive your Policy; or

     .    45 days after you sign Part 1 of the Policy application.

     If you cancel the Policy, we will, within seven days of receipt of the Policy and a duly executed, timely notice of cancellation, refund an amount equal to the greater of (1) the premiums paid or (2) the Policy Account value plus any amount deducted from the premiums paid prior to allocation to the Policy Account. Insurance coverage ends when you send a request for cancellation.

Flexible Premium Payments

     You may choose the amount and frequency of your premium payments, as long as they are within the limits described below. Even though premiums are flexible, the Policy Information page of each Policy will show a "planned" periodic premium. You determine the planned premium, within limits we set when you apply for a Policy. Planned premiums may not equal the amount of premiums that will keep your Policy in effect. Planned premiums are generally the amount you decide you want to pay and you can change them at any time. If mandated under applicable law, we may be required to reject a premium payment.

     You must pay a minimum initial premium on or before the date on which we deliver the Policy. The insurance will not go into effect until we receive this minimum initial premium. We determine the applicable minimum initial premium based on the age, sex and risk class of the Insured Person, the initial Face Amount of the Policy and any additional benefits you select. Make the first premium payment by check or money order payable to "American General Life Insurance Company" or "AGL." Pay any additional premiums by check payable to "American General Life Insurance Company" or "AGL" and send them to our Administrative Center shown under "Contact Information" on page 5.

     We will send you premium reminder notices based on your planned premium unless you request that we not do so in your application, or by writing to our Administrative Center. Nevertheless, you may make the planned payment, skip the planned payment or change the frequency or the amount of the payment.

     Generally, you may pay other premiums at any time and in any amount, as long as each payment is at least $100. (In some states, Policies may have different minimum premium payments.) We may increase this minimum upon 90 days' written notice. We may also reject premium payments in a Policy year if the payments would cause the Policy to cease to qualify as life insurance under federal tax law. See "Federal Tax Considerations," on page 45.

     If you stop paying premiums temporarily or permanently, the Policy will continue in effect until the net cash surrender value no longer covers the monthly charges against the Policy Account for the benefits selected. Planned premiums may not be sufficient to maintain a Policy because of investment experience, Policy changes or other factors.

     We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

Changes in EquiBuilder III Policies

     EquiBuilder III Policies provide you flexibility to choose from a variety of strategies which enable you to increase or decrease your insurance protection.

     A reduction in Face Amount lessens emphasis on the Policy's insurance coverage by reducing both the death benefit and the net amount at risk (the difference between the current death benefit under the Policy and the amount of the Policy Account). The reduced net amount at risk results in lower cost of insurance charges against the Policy Account. See "Changing the Face Amount of Insurance," on page 41.

     A partial withdrawal of net cash surrender value reduces the Policy Account and death benefit and may reduce the Policy's Face Amount, while providing a cash payment. It does not reduce the net amount at risk or the cost of insurance charges. See "Policy Account Transactions - Withdrawing Money from the Policy Account," on page 34.

     Choosing not to make premium payments may have the effect of reducing the Policy Account. Reducing the Policy Account will, under Option A, increase the net amount at risk (and thereby increase cost of insurance charges) while leaving the death benefit unchanged. Under Option B, it will decrease the death benefit while leaving the net amount at risk and the cost of insurance charge unchanged. See "Flexible Premium Payments," on page 24.

     Increases in the Face Amount emphasize insurance coverage by increasing both the death benefit and the net amount at risk. See "Changing the Face Amount of Insurance," on page 41.

     Additional premium payments may increase the Policy Account, which has the effect, under Option A, of reducing the net amount at risk and cost of insurance charge while leaving the death benefit unchanged, or, under Option B, of increasing the death benefit while leaving the net amount at risk and cost of insurance charge unchanged. See "Flexible Premium Payments," on page 24.

Changing the Face Amount of Insurance

     Any time after the first Policy year while a Policy is in force, you may change your Policy's Face Amount. You can do this by sending a written request to us. Any change will be subject to our approval.

     For increases in the Face Amount, we must have satisfactory evidence that the Insured Person is still insurable. Our current procedure if the Insured Person has become a more expensive risk is to ask you to confirm that you will pay higher cost of insurance charges on the amount of the increase.

     Any increase in the Face Amount must be at least $10,000. Monthly deductions from the Policy Account for the cost of insurance will increase, beginning on the date the increase in the Face Amount takes effect. In addition, we will assess a one-time administrative charge against the Policy Account for each face amount increase. This charge is currently $1.50 for each additional $1,000 of insurance, up to a maximum charge of $300. An increase in the Face Amount will not increase the maximum surrender charge. Increasing the Face Amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

     You may not reduce the Face Amount below the minimum we require to issue a Policy at the time of the reduction. We will lower monthly charges against the Policy Account for the cost of insurance if you reduce the Face Amount. If you reduce the Face Amount during the first ten Policy years, we will assess a pro rata share of the applicable surrender charge against the Policy Account. See "Charges under the Policy - Transaction Fees - Surrender Charge," on page 39.

     Our current procedure is to disapprove a requested decrease in the Face Amount if it would trigger the required minimum death benefit. (This is the federal tax law provision, discussed earlier in this prospectus, that can require us to pay as a death benefit a percentage multiple of the Policy Account value.) Instead, we will ask you to make a partial withdrawal of net cash surrender value from the Policy Account, and then we decrease the Face Amount. See "Policy Features - Death Benefits," on page 23.

     Currently, if you request a Face Amount decrease when you have previously increased the Face Amount, we will apply the decrease first against the most recent increase in the Face Amount. We will then apply decreases to prior increases in the Face Amount in the reverse order in which such increases took place, and then to the original Face Amount.

     Policy changes that result in a reduction of the death benefit, such as a decrease in the Face Amount, may cause a Policy to become a MEC or may have other adverse tax consequences. See "Federal Tax Considerations," page 45.

Changing Death Benefit Options

     Any time after the first Policy year while a Policy is in force, you may change the death benefit option by sending us a written request. If you change the death benefit from Option A to Option B, the Face Amount will go down by the amount of Policy Account value on the date of the change. We will not allow this change if it would reduce the Face Amount below the minimum we require to issue a Policy. If you change the death benefit from Option B to Option A, the Face Amount of insurance will go up by the amount of Policy Account value on the date of the change. These increases and decreases in the Face Amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk, which is the amount on which cost of insurance charges are based. See "Charges under the Policy - Periodic Charges - Cost of Insurance Charge," on page 41.

     Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before changing the death benefit option.

     We will not require evidence of insurability for the increase in the Face Amount when you change from Option B to Option A, nor will we charge for this increase. We will not assess a surrender charge for the decrease in the Face Amount when you change from Option A to Option B.

When Face Amount and Death Benefit Changes Go Into Effect

     Any change in the Face Amount or death benefit option of a Policy will be effective at the beginning of the Policy month following the date we approve the request. Any adjustment to Policy charges on account of the change will take effect at the same time. After we approve the request, we will send you a written notice of the approval showing each change. You should attach this notice to your Policy. We may also request that you return your Policy to us so that we can make the appropriate changes.

     In some cases, we may not approve a change you request because it might disqualify the Policy as life insurance under applicable federal tax law. We will send you a written notice of our decision to disapprove any requested change for this reason. See "Federal Tax Considerations" on page 45.

Reports To Policy Owners

     After the end of each Policy year, we will send you a report that shows the current death benefit for your Policy, the value of your Policy Account, information about the variable investment divisions, the cash surrender value of your Policy, the amount of any outstanding Policy loans, the amount of any interest you owe on the loan and information about the current loan interest rate. The annual report will also show any transactions involving your Policy Account that occurred during the year. Transactions include premium allocations, deductions, and any transfers or withdrawals that you made in that year. We will also include in reports any information required by state law.

     We will send you notices of transfers of amounts between variable investment divisions and certain other Policy transactions.

Policy Periods, Anniversaries, Dates and Ages

     We measure Policy years, Policy months and Policy anniversaries from the Register Date shown on the Policy Information page in the Policy. Each Policy month begins on the same day in each calendar month as the day of the month that the Register Date occurred. For purposes of receiving

Policy Owner requests, we are open for business at the same time that the New York Stock Exchange ("NYSE") is open for business.

     The Register Date is the earlier of the issue date or the date of payment. The date of payment will normally be the day we receive a check for the full initial premium. The issue date, shown on the Policy Information page of each Policy, is the date we actually issue a Policy, and depends on the underwriting and other requirements for issuing a particular Policy. Contestability is measured from the issue date, as is the suicide exclusion.

     If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We currently do not accept military allotment programs.

     We will put the initial net premium in the Policy Account as of the date of payment. We will allocate it to the Fidelity VIP Money Market division of the Separate Account, regardless of your premium allocation percentages, until the first business day 15 days after the issue date. We will allocate any other net premium we receive during that period to the Fidelity VIP Money Market division. On the first business day 15 days after the issue date, we will reallocate the amount in the Policy Account in accordance with your premium allocation percentages. The first time that we assess charges and deductions under the Policy is as of the Register Date. See "Policy Features - Policy Issuance Information," on page 24, regarding the commencement of insurance coverage.

     The final Policy date is the Policy anniversary nearest the Insured Person's 95th birthday. The Policy ends on that date if the Insured Person is still alive and the maturity benefit is paid.

                            ADDITIONAL BENEFIT RIDERS

     You may add additional benefit riders to your Policy. We will assess a monthly charge against the Policy Account for each additional benefit rider, other than the Accelerated Benefit Settlement Option Rider. You can cancel these benefit riders at any time. Please see the "Tables of Charges" on page 11 of this prospectus for the fees associated with these riders. Your Policy will have more details if you select any of these benefits. The following additional benefit riders are currently available:

Disability Waiver Benefit Rider

     With this benefit, we waive monthly charges from the Policy Account if the Insured Person becomes totally disabled on or after the Insured Person's fifth birthday and the disability continues for six months. There is a charge for this rider. If the disability starts before the Policy anniversary nearest the Insured Person's 60th birthday, we will waive monthly charges for life as long as the disability continues. If the disability starts after that, we will waive monthly charges only up to the Policy anniversary nearest the Insured Person's 65th birthday (as long as the disability continues). You may later elect to terminate this rider. If you do so, the charge will cease.

Accidental Death Benefit Rider

     We will pay an additional benefit if the Insured Person dies from bodily injury that results from an accident, provided the Insured Person dies before the Policy anniversary nearest his or her 70th birthday. There is a charge for this rider. You may later elect to terminate this rider. If you do so, the charge will cease.

Children's Term Insurance Rider

     This benefit provides term life insurance on the lives of the Insured Person's children, including natural children, stepchildren and legally adopted children. There is a charge for this rider. Coverage for an insured child must begin before the child has reached age eighteen. Coverage lasts only until the Insured Person reaches age 65 or the child reaches age 25, whichever happens first. You may later elect to terminate this rider. If you do so, the charge will cease.

Term Insurance on an Additional Insured Person Rider

     This rider allows you to obtain term insurance for another person, such as the Insured Person's spouse. There is a charge for this rider. This rider is a level death benefit term insurance rider with annually increasing cost of insurance charges. The minimum amount of coverage is $25,000 and the maximum is five times the Policy's Face Amount. The coverage and deductions expire on the Policy anniversary nearest the Insured Person's age 70. You may later elect to terminate this rider. If you do so, the charge will cease.

Accelerated Benefit Settlement Option Rider

     This rider allows you to receive an accelerated benefit in the event the Insured Person becomes terminally ill or is confined to a nursing facility, as those terms are defined in the rider. In determining the accelerated benefit, we will adjust the death benefit to reflect the payment option you select, the Insured Person's sex and age, the length of time the Policy has been in force, our current assumptions as to the Insured Person's life expectancy, interest rates, cost of insurance rates, and administrative charges, and a processing charge of not over $200.

     This Accelerated Benefit Settlement Option Rider is available with EquiBuilder III Policies in those states where the rider has been approved. You can get information on approval of this rider in a particular state from us or from a registered representative authorized to sell the Policies. There is no premium charge for this rider, and you may not add the rider after we have issued a Policy. Receipt of an accelerated benefit may be subject to income tax. You should seek assistance from your personal tax advisor before electing a payment option under this rider.

                           POLICY ACCOUNT TRANSACTIONS

     The following transactions may have different effects on the Policy Account, death benefit, Face Amount or cost of insurance. You should consider the net effects before requesting Policy Account transactions. See "Policy Features - Changes in EquiBuilder III Policies," on page 25. Certain transactions also entail charges. For information regarding other charges, see "Charges Under the Policy" on page 38.

E-Delivery, E-Service, Telephone Transactions and Written Transactions

     See page 18 for information regarding E-Delivery, E-Service, telephone transactions and written transactions.

Changing Premium and Deduction Allocation Percentages

     You may change the allocation percentages of your net premiums or your monthly deductions by giving instructions to us. These changes will go into effect as of the date we receive the request, and they will affect transactions on and after that date.

Transfers of Policy Account Value Among Investment Divisions

     You may transfer amounts from any variable investment division to any other variable investment division or to the Guaranteed Interest Division. You may make up to four transfers of Policy Account value among the variable investment divisions in each Policy year without charge. We consider your instruction to transfer from or to more than one investment division at the same time to be one transfer. Depending on the overall cost of performing these transactions, we may charge up to $25 for each additional transfer, except that we will impose no charge for a transfer of all amounts in the variable investment divisions to the Guaranteed Interest Division. Our current practice is to assess the $25 charge for each transfer after the twelfth transfer in a Policy year. To make a transfer, give us instructions at our Administrative Center, shown under "Contact Information" on page 5.

     If there is a charge for making a transfer, we will allocate the charge as described under "Charges under the Policy - Allocation of Policy Account Charges," on page 42. All simultaneous transfers included in one transfer request count as one transfer for purposes of any fee.

     A transfer from a variable investment division will take effect as of the business day we receive instructions to make the transfer. The minimum amount we will transfer on any date will be shown on the Policy Information page in each Policy and is usually $500. This minimum need not come from any one variable investment division or be transferred to any one variable investment division as long as the total amount transferred that day equals or exceeds the minimum. However, we will transfer the entire amount in any variable investment division even if it is less than the minimum specified in a Policy. Note that we will allocate future premiums and deductions to variable investment divisions or the Guaranteed Interest Division in accordance with existing allocations unless you also instruct us to change them.

     Special rules apply to transfers from the Guaranteed Interest Division. See "Policy Account Transactions - Transfers from the Guaranteed Interest Division," on page 31.

Market Timing

     The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

     . dilution in the value of Fund shares underlying investment options of other Policy Owners;

     .    interference with the efficient management of the Fund's portfolio;
          and

     .    increased administrative costs.

     We have policies and procedures that require us to monitor the Policies to determine if a Policy Owner requests:

     . an exchange out of a variable investment option within two calendar weeks of an earlier exchange into that same variable investment option; or

     . exchanges into or out of the same variable investment option more than twice in any one calendar quarter.

     If either of the above transactions occurs, we will suspend such Policy Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with prior notice to prevent market timing efforts that could be harmful to other Policy Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. The suspension of Policy transfer privileges will last for no more than six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

     The procedures above will be followed in all circumstances and we will treat all Policy Owners the same.

     In addition, Policy Owners incur a $25 charge for each transfer in excess of 12 each Policy year.

Fund-Rejected Transfers

     Some of the Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may reject a Policy Owner's transfer request. Please read the Funds' prospectuses and supplements for information about restrictions on transfers.

Transfers from the Guaranteed Interest Division

     You may request a transfer of unloaned amounts in the Guaranteed Interest Division to one or more of the variable investment divisions. We will make the transfer as of the date we receive a written request for it, but we will only process a transfer out of the Guaranteed Investment Division if we receive it within 30 days after a Policy anniversary. The maximum amount that you may transfer is the greater of 25% of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the Policy when we issued it. The smallest amount that you may transfer is the lesser of the unloaned value in the Guaranteed Interest Division on the date the transfer takes effect or the minimum transfer amount shown in the Policy.

Borrowing from the Policy Account

     At any time that a Policy has a net cash surrender value, you may borrow money from us using only your Policy as security for the loan. The maximum aggregate amount that we will loan is 90% of the cash surrender value of the Policy on the business day we receive the request for a loan. Any new loan must be at least the minimum amount shown on the Policy Information page of a Policy, usually $500. Any amount that secures a loan remains part of the Policy Account but is assigned to the Guaranteed Interest Division. This loaned amount earns interest at a rate that we expect will be different from the interest rate for unloaned amounts in the Guaranteed Interest Division. See "Federal Tax Considerations," on page 45, with respect to the federal income tax consequences of a loan.

Loan Requests

     Send requests for loans to us. You may specify how much of the loan should be taken from the unloaned amount, if any, of your Policy Account allocated to the Guaranteed Interest Division and how much should be taken from the amounts allocated to the variable investment divisions. If you request a loan from a variable investment division, we will redeem units sufficient to cover that part of the loan and transfer the amount to the loaned portion of the Guaranteed Interest Division. We determine the amounts in each division as of the day we receive the request for a loan.

     If you do not specify how to allocate a loan, we will allocate it according to your deduction allocation percentages. If we cannot allocate it based on these percentages, we will allocate it based on the proportions of the unloaned amount, if any, of your Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to each variable investment division to the unloaned value of the Policy Account.

Policy Loan Interest

     Interest on a Policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each Policy year. The same rate applies to any outstanding Policy loans and any new amounts borrowed during the year. We will notify you of the current rate when you request a loan. We determine loan rates as follows:

     The maximum rate is the greater of:

     .    5 1/2% ; or

     . the "Published Monthly Average" for the calendar month that ends two months before the interest rate is set. The "Published Monthly Average" is the Monthly Average Corporate yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investor Services, Inc.

     If this average is no longer published, we will use any successor or the average established by the insurance supervisory official of the jurisdiction in which we delivered the Policy.

     We will not charge more than the maximum rate permitted by applicable law. We may also set a rate lower than the maximum.

     Any change in the rate from one year to the next will be at least 1/2 of 1%. The current loan interest rate will only change, therefore, if the Published Monthly Average differs from the previous loan interest rate by at least 1/2 of 1%. We will give advance notice of any increase in the interest rate on any loans outstanding.

When Interest is Due

     Interest on any money you borrow from your Policy Account is due on each Policy anniversary. If you do not pay interest when it is due, we will add it to the outstanding loan and allocate it based on the deduction allocation percentages for the Policy Account then in effect. This means that we make an additional loan to pay the interest, and transfer amounts from the variable investment divisions and the unloaned portion of the Guaranteed Interest Division to make the loan. If we cannot allocate the interest based on these percentages, we will allocate it as described above for allocating the loan.

Repaying the Loan

     You may repay all or part of a Policy loan at any time while the Insured Person is alive and a Policy is in force, provided that any loan repayment currently must be at least $100 (unless the amount of the outstanding loan and loan interest is less than $100). While a Policy loan is outstanding, we will apply all amounts we receive in respect to that Policy as a premium unless you include with the payment written instructions that we should apply it to repayment of the Policy loan.

     We will first allocate loan repayments to the Guaranteed Interest Division until the amount of any loans originally allocated to that division is repaid. For example, if you borrowed $500 from the Guaranteed Interest Division and $500 from the Fidelity VIP Equity - Income Division, we will not allocate repayments to the Fidelity VIP Equity - Income Division until the $500 borrowed from the Guaranteed Interest Division is repaid. After you have repaid this amount, you may specify how we should allocate subsequent repayments. If you do not give us instructions, we will allocate repayments based on current premium allocation percentages at the time you make the repayment.

The Effects of a Policy Loan on the Policy Account

     A loan against a Policy will have a permanent effect on the value of the Policy Account and, therefore, on benefits under the Policy, even if you repay it. When we make a loan against a Policy, the amount of the loan is set aside in the Guaranteed Interest Division where it earns a declared rate for loaned amounts. The loan amount will not be available for investment in the variable investment divisions or in the unloaned portion of the Guaranteed Interest Division.

     We expect the interest rate credited to loaned amounts in the Guaranteed Interest Division to be different from the rate that applies to unloaned amounts in the Guaranteed Interest Division. The interest rate for loaned amounts in all years in the Guaranteed Interest Division will never be less than 4 1/2.
Currently:

     . for the first ten Policy years, it will be 2% less than the interest rate charged on the loan, minus any charge for taxes or reserves for taxes, and

     . after the tenth Policy year, (a) the interest rate applied to Preferred Loan amounts (as defined below) in the Guaranteed Interest Division will be equal to the interest rate charged on the loan, minus any charge for taxes or reserves for taxes and (b) the interest rate for other loaned amounts in the Guaranteed Interest Division will be as set out in the first bullet.

     Each month, we add this interest to unloaned amounts of the Policy Account in the Guaranteed Interest Division.

     "Preferred Loans" are Policy loans made after the tenth Policy year which do not in the aggregate exceed a specified percentage of the cash surrender value. The following table shows the maximum amount eligible for Preferred Loan status for the applicable Policy year:

                          Maximum Aggregate Amount Eligible for Preferred
                         Loan Status as a Percentage of the Cash Surrender
Policy Year                                    Value
-----------              -------------------------------------------------
     11                                      10%
     12                                      20%
     13                                      30%
     14                                      40%
     15                                      50%
     16                                      60%
     17                                      70%
     18                                      80%
     19 and thereafter                       90%

     The percentage limits set forth in the table above are cumulative (not per Policy year) limits, and are also subject to the overall maximum aggregate amount that will be loaned, which is 90% of the cash surrender value of the Policy.

     The impact of a loan on a Policy Account will depend, on one hand, on the investment experience of the variable investment divisions and the rates declared for the unloaned portion of the Guaranteed Interest Division and, on the other hand, the rates declared for the loaned portion of the Guaranteed Interest Division. For example, if $1,000 is borrowed against $5,000 in the Fidelity VIP Money Market division, the $1,000 will be set aside in the Guaranteed Interest Division. This $1,000 would not be affected by any increases or decreases in the value of units in the Fidelity VIP Money Market division. However, the $1,000 earns interest at a declared interest rate.

     A Policy loan may also affect the amount of time that the insurance provided by a Policy remains in force. For example, a Policy may lapse more quickly when a loan is outstanding because you cannot use the loaned amount to cover monthly charges against the Policy Account. This may have negative tax consequences. If the monthly charges exceed the net cash surrender value of the Policy, then the lapse provisions of the Policy will apply. Since the Policy permits loans up to 90% of the cash surrender value, you may have to pay additional premium payments to keep the Policy in force if you borrowed the maximum amount. For more information about these provisions, see "Policy lapses and reinstatements," on page 48 of this prospectus.

Withdrawing Money from the Policy Account

     After a Policy has been in effect for a year, you may request a partial surrender of the net cash surrender value by sending us a written request. The partial surrender and any reductions in Face Amount and net cash surrender value will be effective as of the business day we receive the request for them. Any partial surrender is subject to certain conditions. It must:

     .    be at least $500;

     . not cause the death benefit or Face Amount to fall below the minimum for which we would issue the Policy; and

     . not cause the Policy to fail to qualify as life insurance under applicable law.

     You may specify how much of the partial surrender you want taken from each investment division. If you do not give us instructions, we will make the partial surrender on the basis of the then-current deduction allocation percentages. If we cannot withdraw the amount based on your directions or on the deduction allocation percentages, we will withdraw the amount based on the proportions of the unloaned amount, if any, of the Policy Account allocated to the Guaranteed Interest Division and the respective amounts allocated to the variable investment divisions to the total unloaned value of the Policy Account. For example, if 50% of a Policy Account were in the Guaranteed Interest Division and 50% were in the Fidelity VIP Money Market Division and you wanted to withdraw $1,000, we would take $500 from each division.

     When you make a partial surrender of net cash surrender value, we assess a partial surrender processing fee against the Policy Account of a maximum of the lesser of $25 or 2% of the partial surrender amount. This charge is currently $10. We will allocate this charge equally among the divisions from which the partial surrender was made. If we cannot allocate the charge in this manner, we will allocate it as described under "Charges under the Policy - Allocation of Policy Account Charges," on page 42.

     A partial surrender of net cash surrender value reduces the amount in the Policy Account. It also reduces the cash surrender value and the death benefit on a dollar-for-dollar basis. If the death benefit based on a percentage multiple applies, the reduction in death benefit can be greater. See "Policy Features - Death Benefits," on page 23.

     If you elected death benefit Option A, we will also reduce the Face Amount of the Policy by the amount of the partial surrender so there will be no change in the net amount at risk. We will not assess a surrender charge in connection with the reduction in Face Amount. We will send you an endorsement to reflect this change. We may ask you to return the Policy to us so that we can make a change. A partial surrender will not affect the Face Amount of the Policy if death benefit Option B is in effect. See "Federal Tax Considerations," on page 45, for the tax consequences of a partial surrender. A Policy loan may be more advantageous if your need for cash is temporary.

Surrendering the Policy for Its Net Cash Surrender Value

     During the first ten Policy years, the cash surrender value of a Policy is the amount in the Policy Account minus the surrender charge described under "Charges under the Policy - Transaction Fees - Surrender Charge," on page 39. After ten Policy years, the cash surrender value and Policy Account are the same. Especially during the initial Policy years, the applicable surrender charge may be a substantial portion of the premiums paid.

     You may surrender a Policy for its net cash surrender value at any time while the Insured Person is living. You can do this by sending to us the Policy and a written request in a form satisfactory to us. The net cash surrender value of the Policy equals the cash surrender value minus any outstanding loan and loan interest. We will compute the net cash surrender value as of the business day we receive a request for surrender and the Policy, and all insurance coverage under the Policy will end on that date. See "Federal Tax Considerations," on page 45, for the tax consequences of a surrender.

                                 POLICY PAYMENTS

Payment Options

     We can pay Policy benefits or other payments, such as the net cash surrender value or death benefit, immediately in one sum, or in another form of payment described below. Payments under these options do not depend on the investment experience of any variable investment division because none of the payment options is a variable payment option. Instead, interest accrues pursuant to the options chosen. (Such interest will be appropriately includable in federal gross income of the beneficiary). If you do not arrange for a specific form of payment before the Insured Person dies, the beneficiary will have the choice. However, if you make an arrangement for payment of the money, the beneficiary cannot change that choice after the Insured Person dies. Payment Options will also be subject to our rules at the time of selection. Currently, you can pick these alternate payment options only if the proceeds applied are $1,000 or more and any periodic payment will be at least $20.

     The following payment options are generally available:

     Income Payments for a Fixed Period. We will pay the amount applied in equal installments (including applicable interest) for a specific number of years, for up to 30 years.

     Life Income with Payments Guaranteed for a Fixed Term of Years. We will make payment at agreed intervals for a definite number of equal payments and as long thereafter as the payee lives. You (or the beneficiary in some cases) may choose any one of four definite periods: 5, 10, 15 or 20 years.

     Proceeds at Interest. The money will stay on deposit with us while the payee is alive. Interest will accrue on the money at a declared interest rate, and interest will be paid at agreed-upon intervals.

     Fixed Amount. We will pay the sum in installments in a specified amount. Installments will be paid until the original amount, together with any interest, has been exhausted.

     We guarantee interest under the foregoing options at the rate of 3% a year.

     We may also pay or credit excess interest on the options from time to time. We will determine the rate and manner of payment or crediting. Under the second option we will pay no excess interest on the part of the proceeds used to provide payments beyond the fixed term of years.

     The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that would otherwise be paid to that person's estate if that person died. No successor may be named if a payment option chosen is contingent on the life of a beneficiary. The person who is entitled to receive payment may change the successor at any time.

     We must approve any arrangements that involve more than one of the payment options, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes rules on the minimum amount payable under an option, minimum amounts for installment payments, withdrawal or commutation rights (rights to cancel an arrangement involving payments over time in return for a lump sum payment), the naming of people who are entitled to receive payment and their successors and the ways of proving age and survival.

     You may change your choice of a payment option (and may make later changes) and that change will take effect in the same way as it would if a beneficiary were being changed. See "The Beneficiary," on page 36. Any amounts we pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

     We may be required under applicable law to block a request for payment under a Policy until we receive instructions from the appropriate regulator.

The Beneficiary

     You must name a beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the Insured Person's lifetime by sending us written notice satisfactory to us. The change will take effect on the date the notice is signed. However, the change will be subject to all payments made and actions we took under the Policy before we received the notice. Changing the beneficiary will cancel any previous arrangement made as to a payment option for benefits. You can pick a payment option for the new beneficiary.

     At the time of the Insured Person's death, we will pay the benefit equally to the primary beneficiaries, or, if no primary beneficiaries are living, the first contingent beneficiaries (if any), or, if no primary or first contingent beneficiaries are living, the second contingent beneficiaries (if any). If no beneficiary is living when the Insured Person dies, we will pay the death benefit to you or to your executors or administrators.

Assignment of A Policy

     You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

Payment of Proceeds

     We will pay any death benefits, net cash surrender value or loan proceeds within seven days after we receive the required form or request (and other documents that may be required) at our Administrative Center, shown under "Contact Information" on page 5. We determine death benefits as of the date of death of the Insured Person. Subsequent changes in the unit values of the variable investment divisions will not affect death benefits. We will pay interest covering the period from the date of death to the date of payment.

     We may defer determination of values and payment for one or more of the following reasons:

     . We contest the Policy, or we are deciding whether or not to contest the Policy;

     .    the NYSE is closed other than weekend and holiday closings;

     .    trading on the NYSE is restricted;

     . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the value of the variable investment divisions is not reasonably practicable; or

     .    the SEC by order so permits for the protection of Policy Owners.

     We may defer payment of any net cash surrender value or loan amount from the Guaranteed Interest Division for up to six months after receipt of a request. We will pay interest of at least 3% a year from the date we receive a request for withdrawal of net cash surrender value if payment from the Guaranteed Interest Division is delayed more than 30 days.

Delay Required under Applicable Law

     We may be required under applicable law to block a request for payment under a Policy until we receive instructions from the appropriate regulator.

                         ADDITIONAL RIGHTS THAT WE HAVE

     We have the right at any time to:

     . transfer the resulting balance in an investment division in accordance with any transfer request you make that reduces your accumulation value for that division to below $500;

     . transfer the entire balance in proportion to any other investment divisions you then are using, if the accumulation value in an investment division is below $500 for any other reason;

     . replace the underlying Fund that any investment division uses with another Fund, subject to SEC and other required regulatory approvals;

     . add, delete or limit investment divisions, combine two or more investment divisions or withdraw assets relating to the Policies from one investment division option and put them into another, subject to SEC and other required regulatory approvals;

     . operate the Separate Account under the direction of a committee or discharge such a committee at any time;

     .    change our underwriting and risk class guidelines;

     . operate the Separate Account, or one or more investment divisions, in any other form the law allows, including a form that allows us to make direct investments. The Separate Account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

     . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

     You will be notified as required by law if there are any material changes in the underlying investments of an investment division that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy Owner approval, SEC and required regulatory approvals.

                            CHARGES UNDER THE POLICY

     Generally, we allocate monthly charges or certain transaction fees among the variable investment divisions and the unloaned portion of the Guaranteed Interest Division in accordance with the deduction allocation percentages you specify in your application, or in accordance with your subsequent instructions. However, we generally make deductions for the first Policy month from the Fidelity VIP Money Market division.

     The following information describes the charges under the Policy as shown beginning on page 11 in the "Tables of Charges" section. Please review both prospectus sections, and the Policy form itself for information on charges. We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Policies. The amount of a charge may not necessarily correspond to the cost of providing the services or benefits indicated by the designation of the charge or associated with the particular Policy. For example, the premium expense charge and the surrender charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to cover such expenses.

Transaction Fees

     Premium Expense Charge. We deduct 5% of each Policy premium payment we receive as a Premium Expense Charge. We deduct this charge for each premium paid during a Policy year until the total amount of premiums for that Policy year equal the Target Premium. We do not deduct a Premium Expense Charge for premiums that you pay during that Policy year which exceed the Target Premium. During the next Policy year, we will again deduct a Premium Expense Charge of 5% until total premiums paid during that Policy year equal the Target Premium.

     You can reduce aggregate Premium Expense Charges by concentrating premium payments in a few Policy years so that the premiums paid in each of those years exceed a Target Premium. However, concentrating premium payments during a Policy's early Policy years, and in particular during the first Policy year, may increase the surrender charge if you surrender your Policy or, in some instances, if you reduce your Policy's Face Amount or let it lapse during the first ten Policy years. In addition, concentrating premium payments during the first seven Policy years can increase the likelihood that a Policy will be considered a MEC. See "Federal Tax Considerations," on page 45.

     We deduct a Premium Expense Charge to recover some of the costs of distributing the EquiBuilder III Policies. These expenses include agents' commissions and printing prospectuses and sales literature. We do not profit from this charge.

     Premium Taxes. All states and certain other jurisdictions tax premium payments (the deduction is called a tax charge back if we issued your Policy in Oregon). Taxes currently range up to 3.5%. We deduct the applicable tax from each premium payment. This is a tax to AGL, so you cannot deduct it on your income tax return. The amount of the tax will vary depending on where you live. Since the tax deduction is a percentage of your premium, the amount of the tax will also vary with the amount of the premium payment. If you change your place of residence, we will change the deduction to match the new tax rate. Please notify us if you move.

     Surrender Charge (for full surrenders). Your Policy Information page shows the maximum surrender charge, which will equal 50% of one Target Premium. This maximum will not vary with the amount of premiums paid or when they are paid. At the end of the sixth Policy year, and at the end of each of the four succeeding Policy years, the maximum surrender charge will decrease by 20% of the initial maximum surrender charge. After the end of the tenth Policy year, there is no surrender charge.

     The maximum surrender charge will not be more than 50% of one Target Premium. Subject to the maximum surrender charge, we calculate the surrender charge based on actual premium payments. The surrender charge we currently assess equals the sum of

     . 25% of premium payments you make during the first Policy year up to the amount of one Target Premium, and

     . 9% of any additional premiums you pay during the first through tenth Policy years.

     Under the Policy's formula used to calculate surrender charges, paying less than one Target Premium in the first Policy year results in a surrender charge of less than the maximum surrender charge in the first year. If you continue to pay less than one Target Premium in the following years, you can surrender your Policy and pay less than the maximum surrender charge. Keep in mind, however, that the less premiums you pay, the less value your Policy will have to pay monthly charges, which increases the possibility your Policy will lapse. In addition, paying less premiums may increase cost of insurance charges (which are based on amount at risk).

--------------------------------------------------------------------------------
Assume a $200,000 initial Face Amount Policy for a male age 40. This Policy would have a Target Premium of $2,280 and a maximum surrender charge of $1,140 ($2,280 x 50%). Also, assume that all premium payments are made at the beginning of each Policy year and that no benefit riders have been selected. The following table shows the surrender charge only which would apply under different premium payment assumptions if surrender of the Policy were to occur during the indicated Policy year.
--------------------------------------------------------------------------------
                Premium                Premium                Premium
  During        Payment                Payment                Payment
   Year       Assumptions   Charge   Assumptions   Charge   Assumptions   Charge
-----------   -----------   ------   -----------   ------   -----------   ------
     1           $3000       $ 635      $2280       $ 570      $1140       $ 285
     2            3000         905       2280         775       3420         593
     3            3000        1140       2280         980       2280         790
     4            3000        1140       2280        1140       2280        1003
     5            3000        1140       2280        1140       2280        1140
     6            3000        1140       2280        1140       2280        1140
     7            3000         912       2280         912       2280         912
     8            3000         684       2280         684       2280         684
     9            3000         456       2280         456       2280         456
    10            3000         228       2280         228       2280         228
--------------------------------------------------------------------------------

     We reduce the maximum surrender charge by the amount of any pro rata surrender charge we previously imposed in connection with a decrease in the Face Amount.

     Surrender Charge (for Face Amount decreases). During the first ten Policy years, we will treat a decrease in the Face Amount of a Policy as a surrender, and we will deduct a portion of the surrender charge. If the Face Amount of a Policy increases and then decreases, a surrender charge will apply only to a decrease below the original Face Amount (i.e., the Face Amount when we issue the Policy). Generally, we determine the pro rata surrender charge for a partial surrender by dividing the amount of the Face Amount decrease (excluding the portion that merely reverses a prior increase) by the original Face Amount and multiplying the fraction by the surrender charge that would apply to a total surrender.

--------------------------------------------------------------------------------
     For example, assume that we issue a Policy for a male age 40 with a Face Amount of $200,000. In the third Policy year, you decide to decrease this Face Amount by $100,000. Assume also that you paid an annual premium of $3,000 for each of the first three Policy years and that the maximum surrender charge for the third Policy year is $1,140. To determine the pro rata surrender charge:

     Divide the amount of the Face Amount decrease by the initial Face Amount. ($100,000 / $200,000 = .5)

     Then multiply this fraction by the surrender charge in effect before the decrease.
                 Pro rata surrender charge = .5 x $1,140 = $570.

     Thus, you would be charged $570 for decreasing the Face Amount of this Policy from $200,000 to $100,000 during the third Policy year. The maximum surrender charge you might pay in the future would be reduced proportionately. We would send you a new Policy Information page that shows the new maximum charges. You will pay the maximum only if you surrender the Policy or let the Policy lapse after you pay enough premiums to reach the maximum.
--------------------------------------------------------------------------------

     Partial Surrender Processing Fee. For withdrawals of less than your full Policy Account value, we will deduct a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. We use this charge to help pay for the expense of making a partial surrender. See "Policy Account Transactions - Withdrawing Money from the Policy Account" on page 34.

     We do not charge a partial surrender processing fee for Face Amount decreases.

     Face Amount Increase Charge. There is an administrative charge that is currently $1.50 for each $1,000 of Face Amount increase up to a maximum charge of $300. See "Policy Features - Changes in EquiBuilder III Policies," on page 25.

     Transfers. If you make more than four transfers of Policy Account value in a Policy year among variable investment divisions, we may charge up to $25 for each additional transfer in that Policy year. Our current practice, however, is to assess the $25 charge for each transfer after the twelfth transfer in a Policy year. However, if you transfer all of the assets to the Guaranteed Interest Division, we will not impose any transfer charge. See "Policy Account Transactions - Transfers of Policy Account Value Among Investment Divisions," on page 30. We will consider a request for transfer involving the simultaneous transfer of funds from or to more than one investment division to be one transfer.

     Policy Owner Additional Illustration Charge. If you request more than one illustration of projected death benefits and Policy Account and cash surrender values in a Policy year, we may charge a $25 fee.

Periodic Charges

     At the beginning of each Policy month, we deduct the following charges from each Policy Account.

     Administrative Charge. At the beginning of each of the first 12 Policy months that a Policy is in effect, we will also deduct an administrative charge of $30 per month. After the first 12 Policy months, the current charge will be $6 per month. We may raise this $6 charge to reflect higher costs, but we guarantee it will never be more than $12 per month.

     For the first 12 Policy months, we use this charge to recover costs of issuing and placing the Policy such as application processing, medical examinations, establishment of Policy records and underwriting costs (determining insurability and assigning the Insured Person to a risk class). After the first 12 Policy months, this charge is used to cover the continuing costs of maintaining the EquiBuilder III Policies, such as premium billing and collection, claim processing, Policy transactions, record keeping, other expenses overhead, and communications with Policy Owners, such as regulatory mailings and responding to Policy Owners' requests.

     Cost of Insurance Charge. The monthly cost of insurance is our current monthly cost of insurance rate multiplied by the net amount at risk at the beginning of the Policy month divided by $1,000. The net amount at risk is the difference between the current death benefit and the amount in the Policy Account. If the current death benefit for the month rises due to the requirements of federal tax law (see "Policy Features - Death Benefits," on page
23), the net amount at risk for the month will also rise.

     For this purpose we determine the amount of each Policy Account before deducting the cost of insurance charge, but after all other charges due on that date. The cost of insurance charge will vary from month to month with changes in the net amount at risk and with the Insured Person's increasing age.

     We base the cost of insurance rates on the Insured Person's sex, age and risk class and the Face Amount of the Policy at the time of the charge. We may change these rates from time to time, but they will never be more than the maximum guaranteed rates set forth in a particular Policy. We base the maximum guaranteed charges on the Commissioner's 1980 Standard Ordinary Male and Female Mortality Tables.

     In Montana and Massachusetts cost of insurance rates will not vary based on sex. Where required, we will provide cost of insurance charges that do not distinguish between males and females. See "Employee Benefit Plans" on page 10 of the SAI.

     Mortality and Expense Risk Charge. We deduct a charge from the variable investment divisions for assuming mortality and expense risks. The mortality risk that we assume is that Insured Persons will live for shorter periods than estimated. When this happens, we have to pay a larger death benefit than expected in relation to the cost of insurance charges we received. The expense risk we assume is that the cost of issuing and administering Policies will be greater than we expected. We assess a daily charge for mortality and expense risks at an annual effective rate of 0.75% of the value of the assets in the Separate Account attributable to EquiBuilder III Policies. This charge affects the unit values for the variable investment divisions. See "Policy Account Value
- Determination of the Unit Value" on page 43.

     We may profit from this charge and may use such profits for any lawful purpose including paying distribution expenses.

     Optional Rider Charges. We will deduct the cost of any additional (optional) benefit riders on a monthly basis. We may change these charges, but each Policy contains tables showing the guaranteed maximum rates for all of these insurance costs. See "Tables of Charges" on page 11.

Annual Fund Expenses

     The value of the net assets of each variable investment division reflects the management fees and other expenses incurred by the corresponding Fund in which the variable investment division invests. For further information, consult the Funds' prospectuses and the "Tables of Charges" section in this prospectus.

     We guarantee that the fees for partial withdrawals, increases in Face Amounts and for transfers will never exceed the Maximum Guaranteed Charges shown in the "Tables of Charges". See also "Charges under the Policy - Transaction Fees - Surrender Charge," on page 39.

Allocation of Policy Account Charges

     Allocation percentages for deductions may be any whole numbers (from zero to one hundred) which add up to one hundred. You may change deduction allocation percentages by giving us instructions. Changes will be effective as of the date we receive your instructions in good order.

     We will subtract charges for partial withdrawals of net cash surrender value and transfers of Policy Account values equally among the divisions from which the transactions were made. If we cannot make the charge this way, we will make it based on the proportion of the unloaned amounts in the Guaranteed Interest Division, if any, and the amounts in the variable investment divisions, to the total unloaned value of the Policy Account.

                              POLICY ACCOUNT VALUE

     The amount in a Policy Account is the sum of the amounts allocated to the Guaranteed Interest Division and to the variable investment divisions. The amount in a Policy Account also reflects various deductions and charges. We deduct monthly charges on the first day of each Policy month. We deduct transaction charges or surrender charges on the effective date of the transaction.

     Charges against the Separate Account are reflected daily. Any amount you allocate to a variable investment division will increase or decrease depending on the investment experience of that division, and there is no guaranteed minimum cash value. We guarantee the value of amounts in a Policy Account you allocate to the Guaranteed Interest Division, and interest credited to those amounts. See "The Guaranteed Interest Division" on page 22.

Amounts in the Variable Investment Divisions

     We use amounts you allocate, transfer or add to the variable investment divisions to purchase units representing undivided interests in the various divisions. The value of the units we credit to the Policy Account for a division represents the amount in that division. We calculate the number of units purchased or redeemed in a variable investment division by dividing the dollar amount of the transaction by the division's unit value next calculated at the close of business on the effective date of the transaction. (See "Policy Account Transactions" regarding the effective dates of Policy Account transactions.)

     The number of units changes only when you purchase or redeem them, but the value of a unit will change with the investment performance of the corresponding Fund. The value of a unit also reflects charges we assess against the Separate Account. On any given day, the value your Policy Account has in a variable investment division is the unit value times the number of units you have in that division. The units of each variable investment division have different unit values.

     You purchase units of a variable investment division when you allocate premiums, repay loans or transfer amounts to that division. You redeem or sell units when you make withdrawals or transfer amounts from a variable investment division (including transfers for loans) or when we pay a death benefit when the Insured Person dies. We also redeem units for monthly charges or other charges from the Separate Account.

Business Day and Close of Business

     We compute unit values for each variable division on each day that the NYSE is open for business. We call each such day a "business day." We compute Policy values as of the time the NYSE closes on each business day, which usually is 3:00 p.m. Central time. We call this our "close of business." We are closed only on those holidays the NYSE is closed.

     Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any business day, however, we consider that we have received it on the business day following that business day. Any premium payments we receive after our close of business are held in our general account until the next business day.

Determination of the Unit Value

     The initial unit value for each investment division was set at $100. Subsequently, the unit value for any business day equals the unit value for the preceding business day multiplied by the net investment factor for that division on that business day.

     We determine a net investment factor for each variable investment division every business day as follows:

     . First, each Fund produces a price per Fund share following each close of the NYSE and provides that price to us;

     . Next, we determine the value of the shares belonging to the division in the corresponding Fund at the close of business that day (before giving effect to any Policy transactions for that day, such as premium payments or surrenders);

     . Then, we add any dividends or capital gains distributions paid for the corresponding Fund on that day;

     . Then, we divide this sum by the value of the amounts in the investment division at the close of business on the immediately preceding business day (after giving effect to any Policy transactions on that day);

     . Then, we subtract a daily mortality and expense risk charge for each calendar day between business days. (For example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is 0.00002063, which is an annual effective rate of 0.75%; and

     . Finally, we subtract any daily charge for taxes or amounts set aside as a reserve for taxes.

     Generally, this means that unit values are adjusted to reflect what happens to the Funds, and also for the mortality and expense risk charge and any charge for taxes.

                         POLICY LAPSE AND REINSTATEMENT

Lapse of the Policy

     If the net cash surrender value is insufficient to pay the charges that are made against the Policy Account each month, or if the total of any Policy loan plus loan interest exceeds the cash surrender value, we will start procedures to terminate the Policy. We will notify you and any assignee shown on our records in writing that the net cash surrender value is insufficient to pay monthly charges or that an outstanding Policy loan plus loan interest exceeds the cash surrender value of the Policy. In either case, we will notify you and give you a grace period of 61 days to pay an additional premium to prevent lapse of the Policy, and that you must pay an amount of premium that we determine will cover estimated monthly charges for three months, to avoid lapse of the Policy. The grace period begins with the first day of the Policy month for which all charges could not be paid.

     If we receive at least the amount to cover three months' charges before the end of the grace period, we will use the payment to satisfy the overdue charges. We will place any remaining balance in the Policy Account, and will allocate it in the same manner as previous premium payments. We will apply a payment of less than the specified amount we receive before the end of the grace period to overdue charges. This will not prevent lapse of the Policy.

     If we do not receive at least the amount to cover three months' charges within the 61 days, the Policy will lapse without value. We will withdraw any amount left in your Policy Account and apply this amount to the charges owed us, including any applicable surrender charge. We will inform you that your Policy has ended without value.

     If the Insured Person dies during the grace period, we will pay the insurance benefits to the beneficiary, minus any outstanding Policy loan and loan interest and overdue charges.

Reinstatement of the Policy

     You may reinstate your Policy within three years after it lapses if:

     .    you provide evidence that the Insured Person is still insurable; and

     . you send us a premium payment sufficient to keep the Policy in force for three months after the date it is reinstated.

     The effective date of the reinstated Policy will be the beginning of the Policy month which coincides with or follows the date we approve the reinstatement application. Upon reinstatement, we will reduce your maximum surrender charge by the amount of all surrender charges you have already paid. We will calculate future surrender charges as if the Policy had been in force since the original Register Date. We will not reinstate previous loans.

                           FEDERAL TAX CONSIDERATIONS

     This discussion is based on current federal income tax law and interpretations. It assumes that the Policy Owner is a natural person who is a U.S. citizen or U.S. resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific tax treatment of your Policy based on your individual factual situation.

General

     The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") and (b) for as long as the investments made by the underlying Mutual Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policy will at issue meet these requirements and that:

     . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

     . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

     The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," as explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

Testing for modified endowment contract status

     The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

     If, at any time during the first seven Policy years:

     .    you have paid a cumulative amount of premiums;

     . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit insurance policy; and

     . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

     then your Policy will be a modified endowment contract.

     Whenever there is a "material change" under a Policy, the Policy will generally be (a) treated as a new contract for purposes of determining whether the Policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

     If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

     We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

     A life insurance Policy that is received in a tax free 1035 exchange for a modified endowment contract will also be considered a modified endowment contract.

Other effects of Policy changes

     Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

Rider benefits

     We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax adviser regarding any rider you may purchase.

Taxation of pre-death distributions if your Policy is not a modified endowment contract

     As long as your Policy remains in force during the Insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

     After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

     On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

Taxation of pre-death distributions if your Policy is a modified endowment contract

     If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

     . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

     . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

     . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

     For modified endowment contracts, your basis:

     .    is similar to the basis described above for other Policies; and

     . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

     A 10% penalty tax also will apply to the taxable portion of most distributions from a Policy that is a modified endowment contract. The penalty tax will not, however, apply:

     .    to taxpayers 59 1/2 years of age or older;

     .    in the case of a disability (as defined in the Code); or

     . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

     If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

     Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Policy lapses and reinstatements

     A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

Diversification and investor control

     Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance Policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. The Separate Account, through the Mutual Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Mutual Funds, we will enter into agreements with them requiring the Mutual Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

     The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which the ability of a Policy Owner to direct his or her investment to particular Mutual Funds within the Separate Account may cause the Policy Owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a Policy Owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of the Separate Account, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of the Separate Account.

Estate and generation skipping taxes

     If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes. The federal estate tax is integrated with the federal gift tax under a unified rate schedule.

     The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L. 107-16) (the 2001 Act) brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. Prior to repeal, a number of modifications are made to the maximum estate tax rate and the estate and gift tax applicable exclusion amounts. The 2001 Act increases the estate tax applicable exclusion amount to $1.5 million for decedents dying in 2005. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010.

Unless Congress acts affirmatively in the interim, the Code will thereafter be applied and administered as if these provisions had not been enacted.

     As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1.5 million in 2005. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

     The particular situation of each Policy Owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

Life insurance in split dollar arrangements

     The IRS and Treasury issued final regulations on split dollar life insurance arrangements September 11, 2003. The final regulations substantially adopted prior proposed regulations.

     In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These final regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

     In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangement under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

     Purchasers of life insurance policies are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from a split dollar arrangement.

Pension and profit-sharing plans

     If a life insurance Policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such Policies will be somewhat different from that described above.

     The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy's accumulation value will not be subject to federal income tax. However, the Policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the Policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, I.R.B. 2002-4.

     There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

Other employee benefit programs

     Complex rules may also apply when a Policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These Policy Owners must consider whether the Policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the Policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

ERISA

     Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

Our taxes

     We report the operations of the Separate Account in our federal income tax return, but we currently pay no income tax on the Separate Account's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance Policy reserves. We currently make no charge to any Separate Account division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to the Separate Account for income taxes we incur that are allocable to the Policy.

     We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to the Separate Account or allocable to the Policy.

     Certain Mutual Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

When we withhold income taxes

     Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

     In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

Tax changes

     The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance Policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                               LEGAL PROCEEDINGS

     AGL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AGL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AGL's results of operations and financial position.

     The principal underwriter and distributor of the Policies, American General Equity Services Corporation ("AGESC"), offered general securities. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality. More information about AGESC can be found in the SAI.

                              FINANCIAL STATEMENTS

     The Financial Statements of AGL and the Separate Account can be found in the SAI. Please see the back cover of this prospectus for information on how to obtain a copy of the SAI.

                                   DEFINITIONS

Here are definitions of certain terms used in this prospectus:

Administrative Center-The address of the Administrative Center of AGL is Variable Universal Life Administration, P.O. Box 4880, Houston, Texas 77210-4880. See "Contact Information" on page 5.

Age-The age of the Insured Person on his or her birthday nearest the date on which a determination of the Insured Person's age is made.

AGL, We, Our, Us- American General Life Insurance Company, a Texas stock life insurance company and the issuer of the EquiBuilder III individual flexible premium variable life insurance Policies described in this prospectus.

Face Amount-The face amount of insurance shown on the Policy Information page of a Policy. The Face Amount is the minimum death benefit payable under a Policy while the Policy remains in effect. The death benefit proceeds will be reduced by any outstanding loan and loan interest on the Policy and any due and unpaid charges.

Fund(s)-Portfolio(s) of Fidelity Variable Insurance Products and MFS Variable Insurance Trust, which are all "series" type mutual funds. Each portfolio is referred to as a Fund or Mutual Fund, and collectively, as the Funds or Mutual Funds.

Guaranteed Interest Division-A part of AGL's General Account in which amounts in a Policy Account other than those allocated to the Separate Account earn interest at a rate stipulated in advance and guaranteed by AGL.

Insured Person-The person whose life is insured under a Policy.

Policy Account-The sum of amounts allocated to the investment divisions of the Separate Account and AGL's Guaranteed Interest Division for a particular Policy.

Policy anniversary-An anniversary of the Register Date of a Policy while the Policy is in effect.

Policy month-A month-long period beginning on the Register Date and on the same day in each subsequent calendar month while a Policy is in effect.

Policy Owner, You, Your-The person designated as Policy Owner on the Policy Information page of a Policy.

Policy year-An annual period beginning on the Register Date and on each anniversary of the Register Date while the Policy is in effect.

Register Date-The date we issue a Policy or the date we receive a full initial premium payment, whichever is earlier.

SEC-The Securities and Exchange Commission.

Separate Account-Separate Account VUL-2, a segregated investment account of AGL established under the Insurance Laws of the State of Texas in which amounts in a Policy Account other than those in the Guaranteed Interest Division are held for investment in one of the portfolios of the Funds. The value of amounts in the Separate Account will fluctuate in accordance with the performance of the corresponding Funds.

Statement of Additional Information-The Statement of Additional Information (the "SAI") is a document, separate from this prospectus, that contains additional information about the EquiBuilder III Policies.

Target Premium-A hypothetical annual premium which is based on the age and sex of the Insured Person, the initial Face Amount of the Policy and the types and amounts of any additional benefits included in the Policy. The Target Premium for each EquiBuilder III Policy is shown on the Policy Information page of the Policy.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS.

[LOGO] AIG AMERICAN GENERAL                                      Privacy Notice

AIG American General knows that your privacy is important. You have received this notice as required by law and because you are now or may be a customer of one of our companies. This notice will advise you of the types of Nonpublic Personal Information we collect, how we use it, and what we do to protect your privacy.

"Nonpublic Personal Information" refers to personally identifiable information that is not available to the public.

"Employees, Representatives, Agents, and Selected Third Parties" refers to individuals or entities who act on our behalf.

     . Our Employees, Representatives, Agents, and Selected Third Parties may collect Nonpublic Personal Information about you, including information:

          .    Given to us on applications or other forms;

          .    About transactions with us, our affiliates, or third parties;

          . From others, such as credit reporting agencies, employers, and federal and state agencies.

     . The types of Nonpublic Personal Information we collect depends on the products we offer to you and may include your: name; address; Social Security Number; account balances; income; assets; insurance premiums; coverage and beneficiaries; credit reports; marital status; and payment history. We may also collect Nonpublic Personal Health Information, such as medical reports, to underwrite insurance policies, process claims, or for other related functions.

     . We restrict access to Nonpublic Personal Information to those Employees, Representatives, Agents, or Selected Third Parties who provide products or services to you and who have been trained to handle Nonpublic Personal Information as described in this Notice.

     . We have policies and procedures that direct our Employees, Representatives, Agents and Selected Third Parties acting for us, on how to protect and use Nonpublic Personal Information.

     . We have physical, electronic, and procedural safeguards in place that were designed to protect Nonpublic Personal Information.

     . We do not share Nonpublic Personal Information about you except as allowed by law.

     . We may disclose all types of Nonpublic Personal Information that we collect, including information regarding your transactions or experiences with us, when needed, to:

          (i) Affiliated AIG American General companies, including the American International Group Inc. family of companies, and Employees, Representatives, Agents, and Selected Third Parties as permitted by law; or

          (ii) other organizations with which we have joint marketing agreements as permitted by law.

     . The types of companies and persons to whom we may disclose Nonpublic Personal Information as permitted by law include: banks; attorneys; trustees; third-party administrators; insurance agents; insurance companies; insurance support organizations; credit reporting agencies; registered broker-dealers; auditors; regulators; and reinsurers.

     . We do not share your Nonpublic Personal Health Information unless authorized by you or allowed by law.

     . Our privacy policy applies, to the extent required by law, to our agents and representatives when they are acting on behalf of AIG American General.

     .    You will be notified if our privacy policy changes.

     .    Our privacy policy applies to current and former customers.

This Privacy Notice is given to you for your information only. You do not need to call or take any action.

This Privacy Notice is provided on behalf of the following companies:

AGC Life Insurance Company, AIG Life Insurance Company of Puerto Rico, AIG Life Insurance Company, AIG Life of Bermuda, Ltd., AIG Premier Insurance Company, American General Assurance Company, American General Equity Services Corporation, American General Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company of Florida, American General Property Insurance Company, American General Securities Incorporated, American International Life Assurance Company of New York, Delaware American Life Insurance Company, Pacific Union Assurance Company, The United States Life Insurance Company in the City of New York, USLIFE Credit Life Insurance Company of Arizona

California, New Mexico and Vermont Residents Only:
Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may write to us at: American General Service Center, P.O. Box 4373, Houston, Texas 77210-4373.

AGLC0375 REV0305          (C) 2005 American International Group, Inc. All rights
                          reserved.

LOGO [AIG AMERICAN GENERAL]

TEXT BOX [For E-Service and E-Delivery, or to view and print Policy or Fund prospectuses visit us at www.aigag.com]

For additional information about the EquiBuilder III Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 2, 2005. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019 or call us at 1-800-340-2765. You may also obtain the SAI from an insurance representative through which the Policies may be purchased. Additional information about the EquiBuilder III Policies, including personalized illustrations of death benefits, cash surrender values, and Policy Account values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy Owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Policies issued by:
American General Life Insurance Company
A member company of American International Group, Inc.
2727-A Allen Parkway, Houston, TX 77019

EquiBuilder III Flexible Premium Variable Universal Life Insurance Policy Form Number T1735

Not available in the state of New York

Distributed by American General Equity Services Corporation
Member NASD
A member company of American International Group, Inc.

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company ("AGL") are solely its responsibility. AGL is responsible for its own financial condition and contractual obligations. AGL does not solicit business in the state of New York. The Policies are not available in all states.

TEXT BOX [IMSA LOGO INSURANCE MARKETPLACE STANDARDS ASSOCIATION Membership in IMSA applies only to American General Life Insurance Company and not to its products.

(C) 2005 American International Group, Inc. All rights reserved.
ICA File No. 811-06366

                     AMERICAN GENERAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VUL-2

                          EQUIBUILDER(TM) III POLICIES

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                    ISSUED BY

                     AMERICAN GENERAL LIFE INSURANCE COMPANY

                          VUL ADMINISTRATION DEPARTMENT

                    P.O. BOX 4880, HOUSTON, TEXAS 77210-4880

   TELEPHONE: 1-800-340-2765; 1-713-831-3443; HEARING IMPAIRED: 1-888-436-5258

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 2, 2005

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account VUL-2 (the "Separate Account" or "Separate Account VUL-2") dated May 2, 2005, describing the EquiBuilder III flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The Policy prospectus sets forth information that a prospective investor should know before investing. For a copy of the Policy prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL") at the address or telephone numbers given above. Terms used in this SAI have the same meanings as are defined in the Policy prospectus.

                                TABLE OF CONTENTS

GENERAL INFORMATION............................................................3

   AGL.........................................................................3
   Separate Account VUL-2......................................................3

SERVICES.......................................................................3

MORE INFORMATION ON LAPSE OF THE POLICY........................................4

DISTRIBUTION OF THE POLICIES...................................................4

ADDITIONAL INFORMATION.........................................................5

   Material Conflicts..........................................................5
   Limits on AGL's Right to Challenge a Policy.................................6
   Employee Benefit Plans......................................................7
   Dividends...................................................................7

FINANCIAL STATEMENTS...........................................................7

   Separate Account Financial Statements.......................................7
   AGL Financial Statements....................................................7
   Index to Financial Statements...............................................8

                               GENERAL INFORMATION

AGL

     We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG American General is a marketing name of AGL and its affiliates. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

     AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

Separate Account VUL-2

     We hold the Fund shares in which any of your accumulation value is invested in Separate Account VUL-2. Separate Account VUL-2 is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. Prior to December 31, 2002, the Separate Account was a separate account of American Franklin, created on April 9, 1991, under Illinois law. On December 31, 2002, and in conjunction with the merger of AGL and American Franklin, the Separate Account became a separate account of AGL under Texas law.

     For record keeping and financial reporting purposes, Separate Account VUL-2 is divided into 16 separate "divisions," all of which are available under the Policies offered by the Policy prospectus as variable "investment options." All of these 16 divisions are also offered under another AGL policy. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option.

     The assets in Separate Account VUL-2 are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

                                    SERVICES

     AGL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AGL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2004, 2003 and 2002, AGL paid AGLC for these services $329,659,308, $299,019,857 and $99,267,147, respectively. Services provided in
2003 increased substantially over previous years.

     We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                     MORE INFORMATION ON LAPSE OF THE POLICY

     A Policy which has lapsed may have tax consequences, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

     If your Policy lapses, you will not be able to take any loans or surrenders from your Policy unless you make a full surrender (subject to applicable surrender charges). You will also not be permitted to transfer Policy Account value between investment divisions while your Policy is in lapse.

                          DISTRIBUTION OF THE POLICIES

     American General Equity Services Corporation ("AGESC"), #1 Franklin Square, Springfield, Illinois 62713, a Delaware corporation and a direct wholly-owned subsidiary of AGL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and AGL. AGESC also acts as principal underwriter for AGL's other separate accounts and for the separate accounts of certain AGL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

     The Policies are offered on a continuous basis.

     We sell our Policies primarily through our insurance agents or brokers, who are authorized by law to sell variable life insurance. Pursuant to a selling agreement between us, AGESC and American General Securities Incorporated ("AGSI"), AGSI will employ and supervise agents chosen by us to sell the Policies and will use its best efforts to qualify such persons as its registered representatives. AGSI, an affiliate of AGL, is registered with the SEC as a broker-dealer under 1934 Act and is a member of the NASD.

     The Policies may also be sold by persons who are registered representatives of other registered broker-dealers who are members of the NASD, and with whom AGESC may enter into a selling agreement.

     Registered representatives of AGSI (who prior to October 1, 2002, were registered representatives of Franklin Financial Services Corporation) and other registered broker-dealers, earn commissions on Policy sales of up to 100% of premiums paid during the first Policy year. For Policies issued on or after October 8, 1997, annual trail commissions are earned at an annual rate of 0.25% on the amount in the Policy Account that is in the Separate Account. While no new Policies will be sold on or after January 2, 2003, commissions earned on past Policy sales will still be paid to AGSI and other registered broker-dealers of record.

     These commissions (and other distribution expenses, such as production incentive bonuses, agent's insurance and pensions benefits, agency management compensation and bonuses and expense allowances) are paid by AGL. They do not result in any additional charges against the Policy that are not described in the Policy prospectus.

     Under the Public Disclosure Program, NASD Regulation ("NASDR") provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASDR's toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASDR.

     Pursuant to AGESC's Distribution Agreement with AGL, AGL reimburses AGESC for reasonable sales expenses, including overhead expenses. No sales commissions were paid to AGESC for the years 2001, 2002 and 2003.

                             ADDITIONAL INFORMATION

Material Conflicts

     We are required to track events to identify any material conflicts from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

     .    state insurance law or federal income tax law changes;

     .    investment management of an investment portfolio changes; or

     . voting instructions given by owners of variable life insurance Policies and variable annuity contracts differ.

     The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

     If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

     When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

     Under the Investment Company Act of 1940, we must get your approval for certain actions involving our Separate Account. In this case, you have one vote for every $100 of value you have in the variable divisions. We cast votes credited to amounts in the variable investment options not credited to Policies in the same proportion as votes cast by owners.

Limits on AGL's Right to Challenge a Policy

     We can challenge the validity of an insurance Policy (based on material misstatements in the application or, with respect to any Policy change, in the application for the change) if it appears that the Insured Person is not actually covered by the Policy under our rules. However, there are some limits on how and when we can challenge the Policy.

     Except on the basis of fraud, we cannot challenge the Policy after it has been in effect, during the Insured Person's lifetime, for two years from the date the Policy was issued or reinstated. (Some states may require this time to be measured in some other way.)

     Except on the basis of fraud, we cannot challenge any Policy change that requires evidence of insurability (such as an increase in Face Amount) after the change has been in effect for two years during the Insured Person's lifetime.

     We can challenge at any time an additional benefit that provides benefits to the Insured Person in the event that the Insured Person becomes totally disabled. We can also require proof of continuing disability.

     If the Insured Person dies within the time that the validity of the Policy may be challenged, we may delay payment until we decide whether to challenge the Policy.

     If the Insured Person's age or sex is misstated on any application, we can provide the death benefit and any additional benefits that would have been purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the Insured Person's correct age and sex.

     If the Insured Person commits suicide within two years after the date on which the Policy was issued or reinstated, we will limit the proceeds payable to the total of all premiums that you paid to the time of death minus the amount of any outstanding Policy loan and loan interest and minus any partial withdrawals of net cash surrender value. If the Insured Person commits suicide within two years after the effective date of an increase in death benefit that you requested, we will pay the death benefit which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (including the expense charge). (Some states require this time to be measured by some other date.)

Employee Benefit Plans

     Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of the Policies in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex. We did not design the Policies for use in connection with qualified plans or trusts under federal tax laws.

Dividends

     We pay no dividends on the Policies offered by this Prospectus.

                              FINANCIAL STATEMENTS

     In 2002, due to AIG's acquisition of AGL and its affiliated companies, AGL changed its independent auditor from Ernst & Young LLP, located at 1401 McKinney Street, Suite 1200, 5 Houston Center, Houston, Texas 77010 to PricewaterhouseCoopers LLP ("PWC") located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678. AIG has been using PWC as its corporate-wide auditing firm.

Separate Account Financial Statements

     The statement of net assets as of December 31, 2004 and the related statement of operations for the year then ended and statements of changes in net assets for the two years ended December 31, 2004 of the Separate Account, appearing herein, have been audited by PWC, independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

AGL Financial Statements

     The consolidated balance sheets of AGL as of December 31, 2004 and 2003 and the related statements of income, shareholder's equity, comprehensive income and cash flows for the three years ended December 31, 2004, appearing herein, have been audited by PWC, independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

Index to Financial Statements

     You should consider the financial statements of AGL that we include in this SAI primarily as bearing on the ability of AGL to meet its obligations under the Policies.

I.  Separate Account VUL-2 2004 Financial Statements                      Page
                                                                       ---------
Report of PricewaterhouseCoopers LLP, Independent Registered Public
   Accounting Firm..................................................   VUL-2 - 1
Statement of Net Assets as of December 31, 2004.....................   VUL-2 - 2
Statement of Operations for the year ended December 31, 2004........   VUL-2 - 3
Statement of Changes in Net Assets for the years ended December 31,
   2004 and 2003 (restated).........................................   VUL-2 - 4
Notes to Financial Statements.......................................   VUL-2 - 8

II. AGL 2004 Consolidated Financial Statements                            Page
                                                                         -----
Report of PricewaterhouseCoopers LLP, Independent Registered Public
   Accounting Firm..................................................     F - 1
Consolidated Balance Sheets as of December 31, 2004 and 2003........     F - 2
Consolidated Statements of Income for the years ended
   December 31, 2004, 2003 and 2002.................................     F - 4
Consolidated Statements of Shareholder's Equity for the years ended
   December 31, 2004, 2003 and 2002.................................     F - 5
Consolidated Statements of Comprehensive Income for the years ended
   December 31, 2004, 2003 and 2002.................................     F - 6
Consolidated Statements of Cash Flows for the years ended
   December 31, 2004, 2003 and 2002.................................     F - 7
Notes to Consolidated Financial Statements..........................     F - 9

[LOGO] AIG American General

                                               Variable Universal Life Insurance
                                                          Separate Account VUL-2

                                                                            2004
                                                                   Annual Report

                                                               December 31, 2004

                                         American General Life Insurance Company
                          A member company of American International Group, Inc.

[LETTERHEAD] PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Suite 2900
1201 Louisiana
Houston, TX 77002-5678
Telephone (713) 356-4000

             Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and Policy Owners of American General Life Insurance Company Separate Account VUL-2

In our opinion, the accompanying statement of net assets, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Divisions listed in Note A of American General Life Insurance Company Separate Account VUL-2 (the "Separate Account") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the investment companies, provide a reasonable basis for our opinion. The financial highlights as of and for the year ended December 31, 2001 were audited by another independent registered public accounting firm whose report dated March 29, 2002, except for footnote 7 as to which date is December 20, 2002 and footnote 8 as to which date is April 29, 2005, expressed an unqualified opinion thereon.

As discussed in Note H to the financial statements, the Separate Account has restated net investment income (loss) and capital gain distributions from mutual funds for certain Divisions for the year ended December 31, 2003, and the related investment income ratio for the years ended December 31, 2003 and 2002.

PRICEWATERHOUSECOOPERS LLP

April 29, 2005

                                    VUL-2 - 1

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF NET ASSETS
December 31, 2004

                                                                                     Due from (to)
                                                                   Investment       American General
                                                                securities - at      Life Insurance
 Divisions                                                         fair value            Company         Net Assets
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio - Initial Class              $    28,264,047   $            (8)   $    28,264,039
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class           13,133,270                 2         13,133,272
Fidelity VIP Contrafund Portfolio - Initial Class                      59,602,591                (1)        59,602,590
Fidelity VIP Equity-Income Portfolio - Initial Class                   70,116,967                 1         70,116,968
Fidelity VIP Growth Portfolio - Initial Class                          87,419,862                 2         87,419,864
Fidelity VIP High Income Portfolio - Initial Class                      3,769,266                 -          3,769,266
Fidelity VIP Index 500 Portfolio - Initial Class                       60,840,042                 1         60,840,043
Fidelity VIP Investment Grade Bond Portfolio - Initial Class            6,929,382                 -          6,929,382
Fidelity VIP Money Market Portfolio - Initial Class                     6,225,416                 -          6,225,416
Fidelity VIP Overseas Portfolio - Initial Class                        16,288,450                 -         16,288,450
MFS VIT Capital Opportunities Series - Initial Class                   12,263,971                 -         12,263,971
MFS VIT Emerging Growth Series - Initial Class                         18,461,790                 -         18,461,790
MFS VIT Investors Trust Series - Initial Class                          4,492,624                 -          4,492,624
MFS VIT Research Series - Initial Class                                 8,614,964                 -          8,614,964
MFS VIT Total Return Series - Initial Class                             8,481,523                 -          8,481,523
MFS VIT Utilities Series - Initial Class                                9,462,711                 -          9,462,711

                             See accompanying notes.

                                    VUL-2 - 2

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

                                   A             B             A+B=C            D              E             F           C+D+E+F

                                                                                                           Net           Increase
                                                                                                         change in      (decrease)
                                           Mortality and                                                 unrealized       in net
                                Dividends   expense risk        Net       Net realized    Capital gain  appreciation      assets
                                  from          and          investment    gain (loss)   distributions (depreciation)    resulting
                                 mutual    administrative      income          on         from mutual       of             from
Divisions                        funds        charges          (loss)      investment        funds      investments     operations
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager
 Portfolio - Initial Class   $    772,419  $    (210,928)  $    561,491   $   (192,675)   $          -  $    917,972   $  1,286,788
Fidelity VIP Asset Manager:
 Growth Portfolio -
 Initial Class                    284,653        (94,359)       190,294       (263,125)              -       723,354        650,523
Fidelity VIP Contrafund
 Portfolio - Initial Class        181,275       (406,958)      (225,683)       894,822               -     6,952,894      7,622,033
Fidelity VIP Equity-Income
 Portfolio - Initial Class      1,010,389       (493,336)       517,053        772,950         241,371     5,304,631      6,836,005
Fidelity VIP Growth
 Portfolio - Initial Class        226,716       (644,043)      (417,327)       398,138               -     2,191,707      2,172,518
Fidelity VIP High Income
 Portfolio - Initial Class        301,627        (26,897)       274,730       (479,547)              -       509,544        304,727
Fidelity VIP Index 500
 Portfolio - Initial Class        722,283       (422,493)       299,790        784,029               -     4,339,083      5,422,902
Fidelity VIP Investment
 Grade Bond Portfolio -
 Initial Class                    297,745        (52,611)       245,134         68,018         214,168      (272,589)       254,731
Fidelity VIP Money Market
 Portfolio - Initial Class         75,879        (47,184)        28,695              -               -             -         28,695
Fidelity VIP Overseas
 Portfolio - Initial Class        170,586       (112,229)        58,357       (258,690)              -     2,027,567      1,827,234
MFS VIT Capital
 Opportunities Series -
 Initial Class                     39,614        (83,283)       (43,669)      (519,143)              -     1,833,614      1,270,802
MFS VIT Emerging Growth
 Series - Initial Class                 -       (127,079)      (127,079)      (791,786)              -     2,907,416      1,988,551
MFS VIT Investors Trust
 Series - Initial Class            25,729        (31,076)        (5,347)       (78,863)              -       511,551        427,341
MFS VIT Research Series -
 Initial Class                     82,044        (58,190)        23,854       (223,700)              -     1,323,037      1,123,191
MFS VIT Total Return Series
 - Initial Class                  123,224        (56,991)        66,233         49,828               -       675,091        791,152
MFS VIT Utilities Series -
 Initial Class                    114,020        (58,836)        55,184       (144,874)              -     2,202,717      2,113,027

                             See accompanying notes.

                                    VUL-2 - 3

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF CHANGES IN NET ASSETS

                                                                                            Divisions
                                                                -----------------------------------------------------------------
                                                                  Fidelity VIP     Fidelity VIP     Fidelity VIP    Fidelity VIP
                                                                 Asset Manager    Asset Manager:    Contrafund      Equity-Income
                                                                  Portfolio -    Growth Portfolio   Portfolio -      Portfolio -
                                                                 Initial Class   - Initial Class   Initial Class    Initial Class
For the Year Ended December 31, 2004
OPERATIONS:
  Net investment income (loss)                                  $      561,491   $      190,294   $     (225,683)  $      517,053
  Net realized gain (loss) on investments                             (192,675)        (263,125)         894,822          772,950
  Capital gain distributions from mutual funds                               -                -                -          241,371
  Net change in unrealized appreciation (depreciation) of
   investments                                                         917,972          723,354        6,952,894        5,304,631
                                                                --------------   --------------   --------------   --------------
Increase (decrease) in net assets resulting from operations          1,286,788          650,523        7,622,033        6,836,005
                                                                --------------   --------------   --------------   --------------

PRINCIPAL TRANSACTIONS:
  Net premiums                                                       3,142,356        2,179,992        7,649,652        8,514,258
  Net transfers from (to) other Divisions or fixed rate option        (136,307)         (97,395)         403,846          194,375
  Terminations and withdrawals                                      (5,130,465)      (2,138,467)      (8,483,703)     (10,575,011)
                                                                --------------   --------------   --------------   --------------
Increase (decrease) in net assets resulting from principal
 transactions
                                                                    (2,124,416)         (55,870)        (430,205)      (1,866,378)
                                                                --------------   --------------   --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (837,628)         594,653        7,191,828        4,969,627

NET ASSETS:
  Beginning of year                                                 29,101,667       12,538,619       52,410,762       65,147,341
                                                                --------------   --------------   --------------   --------------
  End of year                                                   $   28,264,039   $   13,133,272   $   59,602,590   $   70,116,968
                                                                ==============   ==============   ==============   ==============

For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)                                  $      788,880   $      228,998   $     (131,420)  $      583,711
  Net realized gain (loss) on investments                             (368,056)        (286,570)         403,397          (64,597)
  Capital gain distributions from mutual funds                               -                -                -                -
  Net change in unrealized appreciation (depreciation) of
   investments                                                       3,952,639        2,332,003       10,955,434       14,293,121
                                                                --------------   --------------   --------------   --------------
Increase (decrease) in net assets resulting from operations          4,373,463        2,274,431       11,227,411       14,812,235
                                                                --------------   --------------   --------------   --------------

PRINCIPAL TRANSACTIONS:
  Net premiums                                                       3,429,467        2,395,848        8,475,038        9,249,895
  Net transfers from (to) other Divisions or fixed rate option          96,326          (44,997)        (249,758)        (682,830)
  Terminations and withdrawals                                      (5,203,498)      (2,174,775)      (8,260,174)     (10,533,102)
                                                                --------------   --------------   --------------   --------------
Increase (decrease) in net assets resulting from principal
 transactions                                                       (1,677,705)         176,076          (34,894)      (1,966,037)
                                                                --------------   --------------   --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                              2,695,758        2,450,507       11,192,517       12,846,198

NET ASSETS:
  Beginning of year                                                 26,405,909       10,088,112       41,218,245       52,301,143
                                                                --------------   --------------   --------------   --------------
  End of year                                                   $   29,101,667   $   12,538,619   $   52,410,762   $   65,147,341
                                                                ==============   ==============   ==============   ==============

                             See accompanying notes.

                                    VUL-2 - 4

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                            Divisions
                                                                -----------------------------------------------------------------
                                                                Fidelity VIP      Fidelity VIP     Fidelity VIP      Fidelity VIP
                                                                   Growth          High Income      Index 500      Investment Grade
                                                                 Portfolio -       Portfolio -      Portfolio -    Bond Portfolio
                                                                Initial Class     Initial Class    Initial Class   - Initial Class
For the Year Ended December 31, 2004
OPERATIONS:
  Net investment income (loss)                                  $     (417,327)  $      274,730   $      299,790   $      245,134
  Net realized gain (loss) on investments                              398,138         (479,547)         784,029           68,018
  Capital gain distributions from mutual funds                               -                -                -          214,168
  Net change in unrealized appreciation (depreciation) of
   investments                                                       2,191,707          509,544        4,339,083         (272,589)
                                                                --------------   --------------   --------------   --------------
Increase (decrease) in net assets resulting from operations          2,172,518          304,727        5,422,902          254,731
                                                                --------------   --------------   --------------   --------------

PRINCIPAL TRANSACTIONS:
  Net premiums                                                      13,217,202          612,371        9,920,720        1,297,717
  Net transfers from (to) other Divisions or fixed rate option        (705,206)         (67,931)         246,285         (415,203)
  Terminations and withdrawals                                     (15,724,511)        (739,913)      (9,946,365)      (1,575,184)
                                                                --------------   --------------   --------------   --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                      (3,212,515)        (195,473)         220,640         (692,670)
                                                                --------------   --------------   --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             (1,039,997)         109,254        5,643,542         (437,939)

NET ASSETS:
  Beginning of year                                                 88,459,861        3,660,012       55,196,501        7,367,321
                                                                --------------   --------------   --------------   --------------
  End of year                                                   $   87,419,864   $    3,769,266   $   60,840,043   $    6,929,382
                                                                ==============   ==============   ==============   ==============

For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)                                  $     (368,212)  $      199,927   $      331,030   $      231,766 +
  Net realized gain (loss) on investments                             (426,765)        (272,054)         426,387          168,023
  Capital gain distributions from mutual funds                               -                -                -          102,403 +
  Net change in unrealized appreciation (depreciation) of
   investments                                                      22,195,319          817,128       11,002,839         (158,616)
                                                                --------------   --------------   --------------   --------------
Increase (decrease) in net assets resulting from operations         21,400,342          745,001       11,760,256          343,576
                                                                --------------   --------------   --------------   --------------

PRINCIPAL TRANSACTIONS:
  Net premiums                                                      14,502,570          624,143       10,861,415        1,742,797
  Net transfers from (to) other Divisions or fixed rate option        (934,664)         225,338         (154,612)         208,979
  Terminations and withdrawals                                     (14,772,739)        (676,435)     (10,040,982)      (1,904,529)
                                                                --------------   --------------   --------------   --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                      (1,204,833)         173,046          665,821           47,247
                                                                --------------   --------------   --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             20,195,509          918,047       12,426,077          390,823

NET ASSETS:
  Beginning of year                                                 68,264,352        2,741,965       42,770,424        6,976,498
                                                                --------------   --------------   --------------   --------------
  End of year                                                   $   88,459,861   $    3,660,012   $   55,196,501   $    7,367,321
                                                                ==============   ==============   ==============   ==============

                             See accompanying notes.

                                    VUL-2 - 5

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                            Divisions
                                                                -----------------------------------------------------------------
                                                                 Fidelity VIP     Fidelity VIP    MFS VIT Capital      MFS VIT
                                                                 Money Market       Overseas       Opportunities       Emerging
                                                                  Portfolio -     Portfolio -         Series -     Growth Series -
                                                                 Initial Class    Initial Class   Initial Class     Initial Class
For the Year Ended December 31, 2004
OPERATIONS:
  Net investment income (loss)                                  $       28,695   $       58,357   $      (43,669)  $     (127,079)
  Net realized gain (loss) on investments                                    -         (258,690)        (519,143)        (791,786)
  Capital gain distributions from mutual funds                               -                -                -                -
  Net change in unrealized appreciation (depreciation) of
   investments                                                               -        2,027,567        1,833,614        2,907,416
                                                                --------------   --------------   --------------   --------------
Increase (decrease) in net assets resulting from operations             28,695        1,827,234        1,270,802        1,988,551
                                                                --------------   --------------   --------------   --------------

PRINCIPAL TRANSACTIONS:
  Net premiums                                                         976,176        2,209,110        2,578,159        3,973,148
  Net transfers from (to) other Divisions or fixed rate option         105,857          172,594         (360,233)        (660,721)
  Terminations and withdrawals                                      (1,615,267)      (2,793,421)      (1,981,138)      (3,397,006)
                                                                --------------   --------------   --------------   --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                        (533,234)        (411,717)         236,788          (84,579)
                                                                --------------   --------------   --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (504,539)       1,415,517        1,507,590        1,903,972

NET ASSETS:
  Beginning of year                                                  6,729,955       14,872,933       10,756,381       16,557,818
                                                                --------------   --------------   --------------   --------------
  End of year                                                   $    6,225,416   $   16,288,450   $   12,263,971   $   18,461,790
                                                                ==============   ==============   ==============   ==============

For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)                                  $       18,507   $        7,384   $      (46,891)  $     (104,572)
  Net realized gain (loss) on investments                                  (95)        (453,804)        (299,272)        (317,329)
  Capital gain distributions from mutual funds -                             -                -                -                -
  Net change in unrealized appreciation (depreciation) of
   investments                                                             416        4,877,617        2,510,256        3,999,706
                                                                --------------   --------------   --------------   --------------
Increase (decrease) in net assets resulting from operations             18,828        4,431,197        2,164,093        3,577,805
                                                                --------------   --------------   --------------   --------------

PRINCIPAL TRANSACTIONS:
  Net premiums                                                       1,377,411        2,360,168        2,853,737        4,505,735
  Net transfers from (to) other Divisions or fixed rate option        (500,180)        (131,684)         (12,056)          (2,078)
  Terminations and withdrawals                                      (1,894,484)      (2,322,617)      (1,997,240)      (3,068,177)
                                                                --------------   --------------   --------------   --------------
Increase (decrease) in net assets resulting from principal
   transactions                                                     (1,017,253)         (94,133)         844,441        1,435,480
                                                                --------------   --------------   --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                               (998,425)       4,337,064        3,008,534        5,013,285

NET ASSETS:
  Beginning of year                                                  7,728,380       10,535,869        7,747,847       11,544,533
                                                                --------------   --------------   --------------   --------------
  End of year                                                   $    6,729,955   $   14,872,933   $   10,756,381   $   16,557,818
                                                                ==============   ==============   ==============   ==============

                             See accompanying notes.

                                    VUL-2 - 6

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                            Divisions
                                                                -----------------------------------------------------------------
                                                                    MFS VIT         MFS VIT        MFS VIT Total       MFS VIT
                                                                Investors Trust  Research Series  Return Series -     Utilities
                                                                Series - Initial  - Initial          Initial       Series - Initial
                                                                    Class            Class            Class             Class
For the Year Ended December 31, 2004
OPERATIONS:
  Net investment income (loss)                                  $       (5,347)  $       23,854   $       66,233   $       55,184
  Net realized gain (loss) on investments                              (78,863)        (223,700)          49,828         (144,874)
  Capital gain distributions from mutual funds                               -                -                -                -
  Net change in unrealized appreciation (depreciation) of
   investments                                                         511,551        1,323,037          675,091        2,202,717
                                                                --------------   --------------   --------------   --------------
Increase (decrease) in net assets resulting from operations            427,341        1,123,191          791,152        2,113,027
                                                                --------------   --------------   --------------   --------------

PRINCIPAL TRANSACTIONS:
  Net premiums                                                         789,036        1,676,616        1,583,602        1,591,998
  Net transfers from (to) other Divisions or fixed rate option         (42,370)         (93,941)         425,589          108,546
  Terminations and withdrawals                                        (735,092)      (1,514,220)      (1,338,623)      (1,443,420)
                                                                --------------   --------------   --------------   --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                          11,574           68,455          670,568          257,124
                                                                --------------   --------------   --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                438,915        1,191,646        1,461,720        2,370,151

NET ASSETS:
  Beginning of year                                                  4,053,709        7,423,318        7,019,803        7,092,560
                                                                --------------   --------------   --------------   --------------
  End of year                                                   $    4,492,624   $    8,614,964   $    8,481,523   $    9,462,711
                                                                ==============   ==============   ==============   ==============

For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)                                  $       (2,816)  $       (6,822)  $       58,671   $       88,579
  Net realized gain (loss) on investments                             (148,310)        (138,614)           1,540         (154,258)
  Capital gain distributions from mutual funds                               -                -                -                -
  Net change in unrealized appreciation (depreciation) of
   investments                                                         865,410        1,535,137          854,492        1,834,649
                                                                --------------   --------------   --------------   --------------
Increase (decrease) in net assets resulting from operations            714,284        1,389,701          914,703        1,768,970
                                                                --------------   --------------   --------------   --------------

PRINCIPAL TRANSACTIONS:
  Net premiums                                                         868,319        1,822,849        1,644,785        1,729,741
  Net transfers from (to) other Divisions or fixed rate option         (16,887)         (27,598)         385,307            2,251
  Terminations and withdrawals                                        (817,477)      (1,333,691)      (1,165,962)      (1,239,044)
                                                                --------------   --------------   --------------   --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                          33,955          461,560          864,130          492,948
                                                                --------------   --------------   --------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                748,239        1,851,261        1,778,833        2,261,918

NET ASSETS:
  Beginning of year                                                  3,305,470        5,572,057        5,240,970        4,830,642
                                                                --------------   --------------   --------------   --------------
  End of year                                                   $    4,053,709   $    7,423,318   $    7,019,803   $    7,092,560
                                                                ==============   ==============   ==============   ==============

+ Net investment income (loss) and capital gain distributions from mutual funds for the respective Divisions have been restated due to a misclassification of short-term capital gains in prior years. See Note H for further disclosure.

                             See accompanying notes.

                                    VUL-2 - 7

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS

Note A - Organization

Separate Account VUL-2 (the "Separate Account") was established on September 30, 1991 to fund variable universal life insurance policies issued by The American Franklin Life Insurance Company ("AMFLIC"). On December 31, 2002, AMFLIC merged with and into its parent company, The Franklin Life Insurance Company ("Franklin"). This was followed by an immediate merger of Franklin with and into an affiliate, American General Life Insurance Company ("American General").

As a result of the merger, American General became the depositor of the Separate Account, and its assets are the property of American General. American General is now responsible for all policies funded through the Separate Account. The mergers did not affect the rights of the policy owners.

The following products are included in the Separate Account: EquiBuilder II(TM) and EquiBuilder III(TM). EquiBuilder II(TM) and EquiBuilder III(TM) policies are no longer for sale.

American General is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account is divided into "Divisions", which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Divisions are as follows:

Fidelity(R) Variable Insurance Products ("VIP"):                          MFS(R) Variable Insurance TrustSM ("MFS VIT"):
   Fidelity(R) VIP Asset Manager(SM) Portfolio - Initial Class               MFS(R) VIT Capital Opportunities Series-Initial Class
   Fidelity(R) VIP Asset Manager: Growth(R) Portfolio - Initial Class        MFS(R) VIT Emerging Growth Series-Initial Class
   Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class                   MFS(R) VIT Investors Trust Series-Initial Class
   Fidelity(R) VIP Equity-Income Portfolio - Initial Class                   MFS(R) VIT Research Series-Initial Class
   Fidelity(R) VIP Growth Portfolio - Initial Class                          MFS(R) VIT Total Return Series-Initial Class
   Fidelity(R) VIP High Income Portfolio - Initial Class                     MFS(R) VIT Utilities Series-Initial Class
   Fidelity(R) VIP Index 500 Portfolio - Initial Class
   Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class
   Fidelity(R) VIP Money Market Portfolio - Initial Class
   Fidelity(R) VIP Overseas Portfolio - Initial Class

In addition to the Divisions above, policy owners may allocate policy funds to a fixed account, which is part of American General's general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from American General's other assets. The operations of the Separate Account are part of American General.

Net premiums from the policies are allocated to the Divisions and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statement of Changes in Net Assets.

Note B - Summary of Significant Accounting Policies and Basis of Presentation

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

                                    VUL-2 - 8

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note B - Summary of Significant Accounting Policies and Basis of Presentation - Continued

Use of estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

Security valuation - The investments in shares of the Funds are stated at the net asset value of the respective portfolios as determined by the Funds, which value their securities at fair value.

Security transactions and related investment income - Security transactions which represent purchases and sales of investments, are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

Policy loans - When a policy loan is made, the loan amount is transferred to American General from the policy owner's selected investment Division(s), and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

Federal income taxes - American General is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

Accumulation unit - This is a measuring unit used to calculate the policy owner's interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

Note C - Policy charges

Deductions from premium payments - Certain jurisdictions require that a deduction be made from each premium payment for premium taxes. The amount of such deduction varies and may be up to 3.5% of the premium. With respect to the EquiBuilder III, American General makes a premium expense charge deduction equal to 5% of each premium paid during any policy year up to a "target" premium, which is based on the annual premium for a fixed whole life insurance policy on the life of the insured person (no premium expense charge deduction is made for premiums in excess of the target premium paid during that policy year). The balance remaining after any such deduction, the net premium, is placed by American General in a policy account established for each policy owner.

Separate Account charges - Currently, charges are assessed through the daily unit value calculation at an effective annual rate of 0.75% on the daily net asset value of the Divisions and are paid to American General. These charges are made in return for American General's assumption of mortality and expense risks associated with the policies issued.

American General makes a monthly charge against each policy account for the administrative expenses (currently $6 per month plus an additional charge of $24 per month for each of the first 12 months a policy is in effect); and cost of insurance, based on the insured person's age, sex, risk class, amount of insurance and additional benefits, if any. The administrative expenses and cost of insurance charges are paid by redemption of units outstanding.

                                    VUL-2 - 9

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Policy charges - Continued

Since determination of both the insurance rate and American General's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction.

In addition, American General charges for the following: a partial withdrawal of net cash surrender value (currently $10 or 2% of the amount withdrawn, whichever is less); an increase in the face amount of insurance (currently a $1.50 administrative charge for each $1,000 increase up to a maximum charge of $300); and a transfer between investment divisions when four transfers have already occurred during a policy year (up to $25 for each additional transfer in a given policy year). Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. Charges may also be made for providing more than one illustration of policy benefits to a given policy owner. The charges listed above are paid by redemption of units outstanding.

Also, monthly charges are deducted, if the policy owner selects additional benefit riders for certain policies. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding.

During the first ten years a policy is in effect, a surrender charge may be deducted from a policy account by American General if the policy is surrendered for its net cash surrender value, the face amount of the policy is reduced or the policy is permitted to lapse. The maximum surrender charge is equal to 50% of one "target" premium. This maximum will not vary with the amount of premiums paid or when premiums are paid. At the end of the sixth policy year, and at the end of each of the four succeeding policy years, the maximum surrender charge will decrease by 20%. The currrent surrender charges for Equibuilder II and Equibuilder III policies will equal 30% and 25%, respectively, of premium payments made during the first policy year up to one "target" premium and 9% of any additional premiums paid during the first ten policy years. The surrender charges are paid by redemption of units outstanding.

A loan may be requested against a policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                   VUL-2 - 10

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales

For the year ended December 31, 2004, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                  Cost of        Proceeds from
Divisions                                                         Purchases           Sales
-----------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio - Initial Class            $   1,300,152    $   2,862,471
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class          975,247          840,568
Fidelity VIP Contrafund Portfolio - Initial Class                   2,168,266        2,823,076
Fidelity VIP Equity-Income Portfolio - Initial Class                3,166,912        4,273,528
Fidelity VIP Growth Portfolio - Initial Class                       2,913,676        6,541,701
Fidelity VIP High Income Portfolio - Initial Class                    688,349          608,976
Fidelity VIP Index 500 Portfolio - Initial Class                    3,324,481        2,802,918
Fidelity VIP Investment Grade Bond Portfolio - Initial Class          979,076        1,212,276
Fidelity VIP Money Market Portfolio - Initial Class                 1,664,409        2,168,764
Fidelity VIP Overseas Portfolio - Initial Class                     1,303,925        1,656,978
MFS VIT Capital Opportunities Series - Initial Class                  946,950          753,593
MFS VIT Emerging Growth Series - Initial Class                      1,275,383        1,486,701
MFS VIT Investors Trust Series - Initial Class                        325,055          318,759
MFS VIT Research Series - Initial Class                               674,314          581,829
MFS VIT Total Return Series - Initial Class                         1,284,487          547,542
MFS VIT Utilities Series - Initial Class                              839,122          526,667

                                   VUL-2 - 11

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments

The following is a summary of fund shares owned as of December 31, 2004.

                                                                                                  Value of
                                                                                 Net Asset        Shares at        Cost of
Divisions                                                            Shares         Value         Fair Value     Shares Held
------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio - Initial Class                 1,903,303  $        14.85  $   28,264,047  $   29,855,334
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class         1,027,642           12.78      13,133,270      14,569,187
Fidelity VIP Contrafund Portfolio - Initial Class                    2,239,015           26.62      59,602,591      50,287,235
Fidelity VIP Equity-Income Portfolio - Initial Class                 2,763,775           25.37      70,116,967      62,596,561
Fidelity VIP Growth Portfolio - Initial Class                        2,731,017           32.01      87,419,862     104,114,455
Fidelity VIP High Income Portfolio - Initial Class                     538,467            7.00       3,769,266       3,858,568
Fidelity VIP Index 500 Portfolio - Initial Class                       441,670          137.75      60,840,042      57,841,012
Fidelity VIP Investment Grade Bond Portfolio - Initial Class           522,972           13.25       6,929,382       6,839,305
Fidelity VIP Money Market Portfolio - Initial Class                  6,225,416            1.00       6,225,416       6,225,416
Fidelity VIP Overseas Portfolio - Initial Class                        929,706           17.52      16,288,450      16,986,011
MFS VIT Capital Opportunities Series - Initial Class                   903,756           13.57      12,263,971      14,499,911
MFS VIT Emerging Growth Series - Initial Class                       1,053,755           17.52      18,461,790      25,416,753
MFS VIT Investors Trust Series - Initial Class                         248,486           18.08       4,492,624       4,535,936
MFS VIT Research Series - Initial Class                                563,070           15.30       8,614,964       9,649,083
MFS VIT Total Return Series - Initial Class                            395,778           21.43       8,481,523       7,251,835
MFS VIT Utilities Series - Initial Class                               462,724           20.45       9,462,711       8,497,535

                                   VUL-2 - 12

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units

Summary of Changes in Units for the years ended December 31, 2004 and 2003.

                                                                    Accumulation       Accumulation        Net Increase
Divisions                                                           Units Issued      Units Redeemed        (Decrease)
-----------------------------------------------------------------------------------------------------------------------
2004
Fidelity VIP Asset Manager Portfolio - Initial Class                       12,667           (21,193)            (8,526)
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class               11,767           (12,057)              (290)
Fidelity VIP Contrafund Portfolio - Initial Class                          28,126           (29,683)            (1,557)
Fidelity VIP Equity-Income Portfolio - Initial Class                       22,219           (27,025)            (4,806)
Fidelity VIP Growth Portfolio - Initial Class                              39,614           (49,261)            (9,647)
Fidelity VIP High Income Portfolio - Initial Class                          4,031            (5,347)            (1,316)
Fidelity VIP Index 500 Portfolio - Initial Class                           35,999           (35,188)               811
Fidelity VIP Investment Grade Bond Portfolio - Initial Class                6,065            (9,304)            (3,239)
Fidelity VIP Money Market Portfolio - Initial Class                         6,957           (10,451)            (3,494)
Fidelity VIP Overseas Portfolio - Initial Class                            11,368           (13,621)            (2,253)
MFS VIT Capital Opportunities Series - Initial Class                       25,336           (23,023)             2,313
MFS VIT Emerging Growth Series - Initial Class                             43,441           (44,456)            (1,015)
MFS VIT Investors Trust Series - Initial Class                              8,748            (8,623)               125
MFS VIT Research Series - Initial Class                                    18,183           (17,407)               776
MFS VIT Total Return Series - Initial Class                                14,505            (9,527)             4,978
MFS VIT Utilities Series - Initial Class                                   12,785           (10,787)             1,998

2003
Fidelity VIP Asset Manager Portfolio - Initial Class                       15,262           (22,634)            (7,372)
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class               14,608           (13,583)             1,025
Fidelity VIP Contrafund Portfolio - Initial Class                          37,984           (38,532)              (548)
Fidelity VIP Equity-Income Portfolio - Initial Class                       29,464           (36,133)            (6,669)
Fidelity VIP Growth Portfolio - Initial Class                              50,699           (55,288)            (4,589)
Fidelity VIP High Income Portfolio - Initial Class                          6,142            (4,814)             1,328
Fidelity VIP Index 500 Portfolio - Initial Class                           46,873           (44,331)             2,542
Fidelity VIP Investment Grade Bond Portfolio - Initial Class                9,078            (8,687)               391
Fidelity VIP Money Market Portfolio - Initial Class                         9,018           (15,688)            (6,670)
Fidelity VIP Overseas Portfolio - Initial Class                            16,004           (16,627)              (623)
MFS VIT Capital Opportunities Series - Initial Class                       33,012           (23,378)             9,634
MFS VIT Emerging Growth Series - Initial Class                             57,463           (39,221)            18,242
MFS VIT Investors Trust Series - Initial Class                             11,069           (10,550)               519
MFS VIT Research Series - Initial Class                                    23,545           (17,611)             5,934
MFS VIT Total Return Series - Initial Class                                16,361            (9,015)             7,346
MFS VIT Utilities Series - Initial Class                                   17,850           (12,838)             5,012

                                   VUL-2 - 13

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                                  Investment                 Total
                                                                          Unit                     Income         Expense   Return
Divisions                                                     Units      Value     Net Assets     Ratio (a)      Ratio (b)    (c)
------------------------------------------------------------------------------------------------------------------------------------
2004
Fidelity VIP Asset Manager Portfolio - Initial Class          109,540   $ 258.02  $  28,264,039       2.69%         0.75%      4.68%
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class   67,668     194.08     13,133,272       2.22%         0.75%      5.19%
Fidelity VIP Contrafund Portfolio - Initial Class             198,402     300.41     59,602,590       0.32%         0.75%     14.61%
Fidelity VIP Equity-Income Portfolio - Initial Class          168,594     415.89     70,116,968       1.49%         0.75%     10.70%
Fidelity VIP Growth Portfolio - Initial Class                 252,110     346.75     87,419,864       0.26%         0.75%      2.61%
Fidelity VIP High Income Portfolio - Initial Class             23,426     160.90      3,769,266       8.12%         0.75%      8.77%
Fidelity VIP Index 500 Portfolio - Initial Class              204,834     297.02     60,840,043       1.24%         0.75%      9.79%
Fidelity VIP Investment Grade Bond Portfolio - Initial Class   31,674     218.77      6,929,382       4.17%         0.75%      3.67%
Fidelity VIP Money Market Portfolio - Initial Class            40,644     153.17      6,225,416       1.17%         0.75%      0.45%
Fidelity VIP Overseas Portfolio - Initial Class                75,493     215.76     16,288,450       1.09%         0.75%     12.79%
MFS VIT Capital Opportunities Series - Initial Class          110,233     111.26     12,263,971       0.34%         0.75%     11.62%
MFS VIT Emerging Growth Series - Initial Class                183,503     100.61     18,461,790       0.00%         0.75%     12.12%
MFS VIT Investors Trust Series - Initial Class                 45,543      98.65      4,492,624       0.60%         0.75%     10.52%
MFS VIT Research Series - Initial Class                        84,348     102.14      8,614,964       1.02%         0.75%     14.98%
MFS VIT Total Return Series - Initial Class                    58,205     145.72      8,481,523       1.59%         0.75%     10.49%
MFS VIT Utilities Series - Initial Class                       63,615     148.75      9,462,711       1.38%         0.75%     29.23%

2003
Fidelity VIP Asset Manager Portfolio - Initial Class          118,066     246.49     29,101,667       3.59%         0.75%     17.09%
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class   67,958     184.51     12,538,619       2.76%         0.75%     22.42%
Fidelity VIP Contrafund Portfolio - Initial Class             199,959     262.11     52,410,762       0.44%         0.75%     27.50%
Fidelity VIP Equity-Income Portfolio - Initial Class          173,400     375.71     65,147,341       1.70%         0.75%     29.35%
Fidelity VIP Growth Portfolio - Initial Class                 261,757     337.95     88,459,861       0.26%         0.75%     31.86%
Fidelity VIP High Income Portfolio - Initial Class             24,742     147.92      3,660,012       7.01%         0.75%     26.31%
Fidelity VIP Index 500 Portfolio - Initial Class              204,023     270.54     55,196,501       1.40%         0.75%     27.44%
Fidelity VIP Investment Grade Bond Portfolio - Initial Class   34,913     211.02      7,367,321       4.06% +       0.75%      4.42%
Fidelity VIP Money Market Portfolio - Initial Class            44,138     152.48      6,729,955       1.03%         0.75%      0.24%
Fidelity VIP Overseas Portfolio - Initial Class                77,746     191.30     14,872,933       0.75%         0.75%     42.29%
MFS VIT Capital Opportunities Series - Initial Class          107,920      99.67     10,756,381       0.22%         0.75%     26.44%
MFS VIT Emerging Growth Series - Initial Class                184,518      89.74     16,557,818       0.00%         0.75%     29.25%
MFS VIT Investors Trust Series - Initial Class                 45,418      89.25      4,053,709       0.65%         0.75%     21.24%
MFS VIT Research Series - Initial Class                        83,572      88.83      7,423,318       0.64%         0.75%     23.76%
MFS VIT Total Return Series - Initial Class                    53,227     131.89      7,019,803       1.70%         0.75%     15.46%
MFS VIT Utilities Series - Initial Class                       61,617     115.11      7,092,560       2.22%         0.75%     34.88%

2002
Fidelity VIP Asset Manager Portfolio - Initial Class          125,438     210.51     26,405,909       3.97%         0.76%     -9.41%
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class   66,933     150.72     10,088,112       2.81%         0.75%    -16.16%
Fidelity VIP Contrafund Portfolio - Initial Class             200,507     205.57     41,218,245       0.81%         0.76%    -10.03%
Fidelity VIP Equity-Income Portfolio - Initial Class          180,069     290.45     52,301,143       1.72% +       0.76%    -17.57%
Fidelity VIP Growth Portfolio - Initial Class                 266,346     256.30     68,264,352       0.25%         0.76%    -30.63%
Fidelity VIP High Income Portfolio - Initial Class             23,414     117.11      2,741,965      10.44%         0.75%      2.67%
Fidelity VIP Index 500 Portfolio - Initial Class              201,481     212.28     42,770,424       1.29%         0.76%    -22.83%
Fidelity VIP Investment Grade Bond Portfolio - Initial Class   34,522     202.09      6,976,498       3.07%         0.76%      9.52%

                                   VUL-2 - 14

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                                  Investment                Total
                                                                          Unit                     Income       Expense    Return
Divisions                                                       Units     Value     Net Assets    Ratio (a)    Ratio (b)     (c)
------------------------------------------------------------------------------------------------------------------------------------
2002 - Continued
Fidelity VIP Money Market Portfolio - Initial Class              50,808    152.11    7,728,380      1.67%        0.76%      0.94%
Fidelity VIP Overseas Portfolio - Initial Class                  78,369    134.44   10,535,869      0.79%        0.76%    -20.88%
MFS VIT Capital Opportunities Series - Initial Class             98,286     78.83    7,747,847      0.05%        0.76%    -30.22%
MFS VIT Emerging Growth Series - Initial Class                  166,276     69.43   11,544,533      0.00%        0.76%    -34.25%
MFS VIT Investors Trust Series - Initial Class                   44,899     73.62    3,305,470      0.54%        0.77%    -21.56%
MFS VIT Research Series - Initial Class                          77,638     71.77    5,572,057      0.26%        0.74%    -25.10%
MFS VIT Total Return Series - Initial Class                      45,881    114.23    5,240,970      1.58% +      0.76%     -5.88%
MFS VIT Utilities Series - Initial Class                         56,605     85.34    4,830,642      2.55%        0.75%    -23.34%

2001
Fidelity VIP Asset Manager Portfolio - Initial Class            130,493    232.38   30,323,940      4.22% +      0.75%     -5.23%
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class     64,505    179.78   11,596,631      2.79% +      0.75%     -8.54%
Fidelity VIP Contrafund Portfolio - Initial Class               191,002    228.49   43,642,048      0.77% +      0.75%    -12.87%
Fidelity VIP Equity-Income Portfolio - Initial Class            178,650    352.36   62,949,268      1.69% +      0.76%     -5.79%
Fidelity VIP Growth Portfolio - Initial Class                   266,054    369.47   98,298,794      0.08% +      0.75%    -19.07%
Fidelity VIP High Income Portfolio - Initial Class               22,941    114.07    2,616,823     11.81%        0.77%    -11.86%
Fidelity VIP Index 500 Portfolio - Initial Class                190,840    275.08   52,496,221      1.12%        0.75%    -13.34%
Fidelity VIP Investment Grade Bond Portfolio - Initial Class     21,191    184.53    3,910,452      4.28%        0.74%      7.46%
Fidelity VIP Money Market Portfolio - Initial Class              47,335    150.70    7,133,328      4.28%        0.74%      3.44%
Fidelity VIP Overseas Portfolio - Initial Class                  75,403    169.91   12,811,683      5.25% +      0.76%    -21.29%
MFS VIT Capital Opportunities Series - Initial Class             82,916    112.97    9,366,999      0.01% +      0.75%    -23.94%
MFS VIT Emerging Growth Series - Initial Class                  138,977    105.60   14,676,007      0.00% +      0.75%    -34.47%
MFS VIT Investors Trust Series - Initial Class                   40,952     93.85    3,843,307      0.49% +      0.75%    -16.71%
MFS VIT Research Series - Initial Class                          69,087     95.82    6,619,961      0.01% +      0.75%    -22.22%
MFS VIT Total Return Series - Initial Class                      32,404    121.37    3,932,835      1.94% +      0.75%     -0.46%
MFS VIT Utilities Series - Initial Class                         48,531    111.32    5,402,417      3.13% +      0.76%    -23.94%

(a) These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest.

(b) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values.

+ The investment income ratio has been restated due to a misclassification in prior years of short-term and/or long-term capital gains between dividends from mutual funds and capital gain distributions from mutual funds. See Note H for further disclosure.

                                   VUL-2 - 15

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL-2
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note H - Restatement

During the preparation of these 2004 financial statements, American General identified certain misclassifications of long-term and short-term capital gains within several Divisions. Specifically, for the year ended December 31, 2003, American General classified short-term capital gains as dividends from mutual funds. Prior to the year ended December 31, 2003, American General classified long-term and short-term capital gains as dividends from mutual funds. GAAP requires long-term and short-term capital gains to be classified as capital gain distributions from mutual funds. Accordingly, for the effected Divisions, American General restated net investment income (loss) and capital gain distributions from mutual funds for the year ended December 31, 2003. The related investment income ratio was also restated for the years ended December 31, 2003, 2002 and 2001, to be comparative. The restated balances for net investment income (loss) and capital gain distribution from mutual funds have been identified in the Statement of Changes in Net Assets and the related investment income ratio amounts have been disclosed in Note G - Financial Highlights.

The adjustments described above had no impact on the Company's net assets or the increase (decrease) in net assets resulting from operations for any period. A summary of the adjustments made and their effect on the financial statements is presented below:

                                                         For the Year Ended December 31, 2003
                                                     --------------------------------------------------
                                                       Net Investment      Capital Gain Distributions
                                                       Income (Loss)          from Mutual Funds
                                                     ------------------- ------------------------------
                                                   Originally                  Originally
Divisions                                            stated        Restated       stated       Restated
-------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond
 Portfolio - Initial Class                          $ 301,831      $ 231,766    $ 32,338      $ 102,403

                                                                                    Investment Income Ratio
                                                         ---------------------------------------------------------------------------
                                                          For the Year Ended         For the Year Ended         For the Year Ended
                                                           December 31, 2003          December 31, 2002           December 31, 2001
                                                         ------------------------ ------------------------- ------------------------
                                                          Originally                Originally                Originally
Divisions                                                   stated      Restated      stated     Restated      stated      Restated
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio - Initial
 Class                                                       n/a           n/a          n/a         n/a           5.80%       4.22%
Fidelity VIP Asset Manager: Growth
 Portfolio - Initial Class                                   n/a           n/a          n/a         n/a           6.15%       2.79%
Fidelity VIP Contrafund Portfolio - Initial Class            n/a           n/a          n/a         n/a           3.48%       0.77%
Fidelity VIP Equity-Income Portfolio - Initial Class         n/a           n/a         4.07%       1.72%          6.44%       1.69%
Fidelity VIP Growth Portfolio - Initial Class                n/a           n/a          n/a         n/a           7.42%       0.08%
Fidelity VIP Investment Grade Bond Portfolio - Initial
 Class                                                      5.04%         4.06%         n/a         n/a            n/a         n/a
Fidelity VIP Overseas Portfolio - Initial Class              n/a           n/a          n/a         n/a          13.56%       5.25%
MFS VIT Capital Opportunities Series - Initial Class         n/a           n/a          n/a         n/a           8.31%       0.01%
MFS VIT Emerging Growth Series - Initial Class               n/a           n/a          n/a         n/a           6.38%       0.00%
MFS VIT Investors Trust Series - Initial Class               n/a           n/a          n/a         n/a           3.01%       0.49%
MFS VIT Research Series - Initial Class                      n/a           n/a          n/a         n/a          12.80%       0.01%
MFS VIT Total Return Series - Initial Class                  n/a           n/a         2.84%       1.58%          4.80%       1.94%
MFS VIT Utilities Series - Initial Class                     n/a           n/a          n/a         n/a          11.33%       3.13%

n/a The investment income ratio did not change.

                                   VUL-2 - 16

[LOGO] PricewaterhouseCoopers
--------------------------------------------------------------------------------

                                                      PricewaterhouseCoopers LLP
                                                      Suite 2900
                                                      1201 Louisiana St.
                                                      Houston TX 77002-5678
                                                      Telephone (713) 356 4000

             Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Directors
American General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets as of December 31, 2004 and 2003 and the related consolidated statements of income, shareholder's equity, comprehensive income, and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and subsidiaries (an indirect wholly-owned subsidiary of American International Group, Inc.) at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed its method of accounting and reporting for certain non-traditional long-duration contracts in 2004.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
April 29, 2005

                     American General Life Insurance Company

                           Consolidated Balance Sheets

                                                                             December 31
                                                                      -------------------------
                                                                          2004          2003
                                                                      -----------   -----------
                                                                            (In Thousands)
Assets
Investments:
   Fixed maturity securities, available for sale, at fair value
      (amortized cost - $46,646,227 - 2004; $43,133,011 - 2003)       $49,436,433   $45,349,130
   Fixed maturity securities, trading, at fair value
      (amortized cost - $8,946 - 2004; $52,000 - 2003)                     11,512        58,953
   Equity securities, at fair value (cost - $48,038 - 2004;
      $93,182 - 2003)                                                      70,294        98,523
   Equity securities, trading, at fair value (cost - $1,638 - 2004;
      $7,000 - 2003)                                                        6,374        10,000
   Mortgage loans on real estate, net of allowance
      ($4,964 - 2004; $7,124 - 2003)                                    3,324,940     2,953,495
   Policy loans                                                         1,730,819     1,705,891
   Investment real estate                                                  37,730        44,543
   Partnerships                                                         2,091,739     1,895,974
   Separate account seed money (cost - $39,758 - 2004;
      $90,670 - 2003)                                                      41,488        91,670
   Securities lending collateral                                        9,286,117     4,451,135
   Short-term investments                                                  62,913       112,440
   Derivatives assets                                                      11,077         9,560
                                                                      -----------   -----------
Total investments                                                      66,111,436    56,781,314

Cash                                                                      257,224       297,209
Restricted Cash                                                            18,647        88,781
Investment in ultimate Parent Company (cost - $8,597 in 2004
   and 2003)                                                               53,203        53,697
Notes receivable from affiliates                                          598,045       537,241
Indebtedness from affiliates                                               37,019        19,756
Accrued investment income                                                 705,590       651,815
Accounts receivable                                                     1,108,251     1,023,451
Deferred policy acquisition costs/cost of insurance purchased           3,617,153     3,250,287
Other assets                                                              272,270       376,578
Assets held in separate accounts                                       25,537,215    22,930,750
                                                                      -----------   -----------
Total assets                                                          $98,316,053   $86,010,879
                                                                      ===========   ===========

See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                           Consolidated Balance Sheets

                                                                       December 31
                                                                -------------------------
                                                                    2004          2003
                                                                -----------   -----------
                                                                      (In Thousands)
Liabilities, Minority Interest and Shareholder's Equity
Liabilities:
   Future policy benefits                                       $ 9,156,261   $ 7,898,915
   Policyholder contract deposits                                38,438,523    36,559,454
   Other policy claims and benefits payable                         198,769       273,008
   Other policyholders' funds                                     2,513,561     2,204,767
   Federal income taxes                                           1,442,907     1,104,182
   Indebtedness to affiliates                                       258,953       362,749
   Securities lending payable                                     9,286,117     4,451,135
   Other liabilities                                              1,256,335     1,240,035
   Derivative liabilities                                            57,647        27,165
   Liabilities related to separate accounts                      25,537,215    22,930,750
                                                                -----------   -----------
Total liabilities                                                88,146,288    77,052,160

Minority interest                                                   102,150        96,741

Shareholder's equity:
   Preferred stock, $100 par value, 8,500 shares authorized,
      issued and outstanding                                            850           850
   Common stock, $10 par value, 600,000 shares authorized,
      issued and outstanding                                          6,000         6,000
   Additional paid-in capital                                     3,623,797     3,507,238
   Accumulated other comprehensive income                         1,398,625     1,097,788
   Retained earnings                                              5,038,343     4,250,102
                                                                -----------   -----------
Total shareholder's equity                                       10,067,615     8,861,978
                                                                -----------   -----------
Total liabilities, minority interest and shareholder's equity   $98,316,053   $86,010,879
                                                                ===========   ===========

See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                        Consolidated Statements of Income

                                             2004         2003         2002
                                          ----------   ----------   ----------
                                                     (In Thousands)
Revenues:
   Premiums and other considerations      $2,540,322   $2,403,951   $2,138,833
   Net investment income                   3,557,160    3,288,686    3,054,530
   Net realized investment losses           (158,288)     (56,779)    (295,344)
   Other                                     289,140      175,663      175,528
                                          ----------   ----------   ----------
Total revenues                             6,228,334    5,811,521    5,073,547
                                          ----------   ----------   ----------
Benefits and expenses:
   Policyholders' benefits                 1,625,671    1,544,535    1,284,087
   Interest credited                       2,063,646    2,039,015    2,051,698
   Operating costs and expenses            1,034,525      939,785      753,033
                                          ----------   ----------   ----------
Total benefits and expenses                4,723,842    4,523,335    4,088,818
                                          ----------   ----------   ----------
Income before income tax expense           1,504,492    1,288,186      984,729
                                          ----------   ----------   ----------
Income tax expense:
   Current                                   126,112      250,906      107,502
   Deferred                                  272,600       75,649       64,917
                                          ----------   ----------   ----------
Total income tax expense                     398,712      326,555      172,419
                                          ----------   ----------   ----------
Net income before cumulative effect of
   accounting change                       1,105,780      961,631      812,310
Cumulative effect of accounting change,
   net of tax                                (16,859)          --           --
                                          ----------   ----------   ----------
Net income                                $1,088,921   $  961,631   $  812,310
                                          ==========   ==========   ==========

See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                 Consolidated Statements of Shareholder's Equity

                                                      Year ended December 31
                                              -------------------------------------
                                                  2004         2003         2002
                                              -----------   ----------   ----------
                                                          (In Thousands)
Preferred stock:
   Balance at beginning and end of year       $       850   $      850   $      850
                                              -----------   ----------   ----------
Common stock:
   Balance at beginning and end of year             6,000        6,000        6,000
                                              -----------   ----------   ----------
Additional paid-in capital:
   Balance at beginning of year                 3,507,238    3,167,462    2,691,492
   Capital contribution from Parent Company       116,559      339,776      475,970
                                              -----------   ----------   ----------
Balance at end of year                          3,623,797    3,507,238    3,167,462
Accumulated other comprehensive income:
   Balance at beginning of year                 1,097,788      736,299      175,507
   Other comprehensive income                     300,837      361,489      560,792
                                              -----------   ----------   ----------
Balance at end of year                          1,398,625    1,097,788      736,299
Retained earnings:
   Balance at beginning of year                 4,250,102    3,289,151    2,922,422
   Net income                                   1,088,921      961,631      812,310
   Dividends paid                                (300,680)        (680)    (445,581)
                                              -----------   ----------   ----------
Balance at end of year                          5,038,343    4,250,102    3,289,151
                                              -----------   ----------   ----------
Total shareholder's equity                    $10,067,615   $8,861,978   $7,199,762
                                              ===========   ==========   ==========

See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                 Consolidated Statements of Comprehensive Income

                                                       2004         2003         2002
                                                    ----------   ----------   ----------
                                                               (In Thousands)
Net income                                          $1,088,921   $  961,631   $  812,310
Other comprehensive income:
   Gross change in unrealized gains (losses) on
      securities, after tax (pretax: 2004 -
      $453,261; 2003 - $549,834; 2002 - $720,641)      294,620      357,392      468,416
   Hedging activities (pretax: 2004 - $(31,877);
      2003 - $(68,391); 2002 - $5,025)                 (20,720)     (44,454)       3,267
   Reclassification adjustment for losses
      included in net income                            26,937       48,551       89,109
                                                    ----------   ----------   ----------
   Other comprehensive income                          300,837      361,489      560,792
                                                    ----------   ----------   ----------
Comprehensive income                                $1,389,758   $1,323,120   $1,373,102
                                                    ==========   ==========   ==========

See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                      Consolidated Statements of Cash Flows

                                                                     2004           2003           2002
                                                                 ------------   ------------   ------------
                                                                               (In Thousands)
Operating activities
Net income                                                       $  1,088,921   $    961,631   $    812,310
Adjustments to reconcile net income to net cash
   provided by operating activities:
      Cumulative effect of accounting change, net of tax               16,859             --             --
   Interest credited on policyholder contracts                      2,063,646      2,039,015      2,051,698
   Change in accounts receivable                                      (84,800)      (155,662)        (3,438)
   Change in future policy benefits and other policy claims        (1,018,480)       216,269      1,096,583
   Amortization of policy acquisition costs and cost of
      insurance purchased                                             311,214        311,029        165,269
   Policy acquisition costs deferred                                 (757,710)      (583,939)      (466,779)
   Change in other policyholders' funds                               308,794        339,326         62,893
   Provision for deferred income tax expense                          255,872        267,645        357,510
   Depreciation and amortization, including premiums and
      discounts                                                       193,670        170,474        150,310
   Change in indebtedness to (from) affiliates                       (181,863)       320,652         68,133
   Change in amounts payable to brokers                               (72,843)      (614,174)       384,634
   Change in trading securities                                        51,067        (68,953)            --
   Change in restricted cash                                           70,134        (88,781)            --
   Realized investments losses                                        158,288        315,144        422,536
   Other, net                                                          (9,928)       522,312         35,272
                                                                 ------------   ------------   ------------
Net cash provided by operating activities                           2,392,841      3,951,988      5,136,931

Investing activities
Purchases of:
   Fixed maturity and equity securities                           (27,374,134)   (34,541,457)   (34,652,736)
   Mortgages                                                         (691,747)      (443,541)      (286,385)
   Other long-term investments                                    (18,188,518)   (14,902,823)   (17,511,338)
Sales of:
   Fixed maturity and equity securities                            27,001,768     29,702,380     29,957,705
   Mortgages                                                          307,711        291,851        236,727
   Other long-term investments                                     12,915,557     13,862,846     15,080,395
Redemptions and maturities of fixed maturity and
   equity securities                                                1,735,026      1,792,981      2,197,983
Sales and purchases of property, equipment, and
   software, net                                                        9,648     (1,056,323)       (23,816)
                                                                 ------------   ------------   ------------
Net cash used in investing activities                              (4,284,689)    (5,294,086)    (5,001,465)

See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                                                          2004          2003          2002
                                                      -----------   -----------   -----------
                                                                   (In Thousands)
Financing activities
Net policyholder account deposits                       7,332,833     6,780,518     3,324,162
Net policyholder account withdrawals                   (5,296,849)   (5,574,250)   (3,046,859)
Dividends paid                                           (300,680)         (680)     (445,581)
Capital contribution from parent                          116,559       339,776        28,000
Other                                                          --            --        (1,289)
                                                      -----------   -----------   -----------
Net cash provided by (used in) financing activities     1,851,863     1,545,364      (141,567)
                                                      -----------   -----------   -----------
Increase (decrease) in cash                               (39,985)      203,266        (6,101)
Cash at beginning of year                                 297,209        93,943       100,044
                                                      -----------   -----------   -----------
Cash at end of year                                   $   257,224   $   297,209   $    93,943
                                                      ===========   ===========   ===========

Interest paid amounted to approximately $47,709,000, $2,117,000 and $2,315,000 in 2004, 2003 and 2002, respectively. Income taxes paid amounted to approximately $208,397,000, $240,802,000 and $127,376,000 in 2004, 2003 and
2002, respectively.

See accompanying notes to consolidated financial statements.

                     American General Life Insurance Company

                   Notes to Consolidated Financial Statements

                                December 31, 2004

1.   Nature of Operations

American General Life Insurance Company ("AGL" or the "Company") is a wholly owned subsidiary of AGC Life Insurance Company ("Parent Company"), and its ultimate parent is American International Group, Inc. ("AIG").

Effective December 31, 2002, AGL merged with certain affiliated entities, including The Franklin Life Insurance Company ("The Franklin") and its subsidiary, The American Franklin Life Insurance Company ("AMFLIC"), and All American Life Insurance Company ("All American") and became the surviving entity. Effective March 31, 2003, AGL merged with it's affiliate Old Line Life Insurance Company ("Old Line") and became the surviving entity. Effective December 31, 2002, AGL's wholly owned life insurance subsidiary, American General Life Insurance Company of New York ("AGNY") was merged with The United States Life Insurance Company in the City of New York, an affiliated entity. These mergers have been accounted for at historical cost in a manner similar to a pooling of interests business combination. Accordingly, the accompanying consolidated financial statements include the financial position, operating results, and cash flows of The Franklin, AMFLIC, All American, Old Line and exclude AGNY.

Effective December 20, 2004, AGL merged with its wholly owned subsidiary, American General International Investments, Inc. ("AGII"), and became the surviving entity. The financial position, operating results and cash flows of AGII have historically been included in the consolidated financial statements of AGL.

The Company operates through two divisions: Life Insurance and Retirement Services. The Life Insurance Division offers a complete portfolio of the standard forms of universal life, variable universal life, whole life, term life, accident and health, structured settlements, and fixed and variable annuities throughout the United States of America. This Division serves the estate planning needs of middle- and upper-income households and the life insurance needs of small- to medium-sized businesses. The Life Insurance Division, through its subsidiaries American General Life Companies ("AGLC") and American General Enterprise Services ("AGES"), and AGES's wholly owned broker-dealer subsidiary American General Securities Incorporated ("AGSI"), also provides support services to certain affiliated insurance companies. The Retirement Services Division includes the results of the Variable Annuity Life Insurance Company ("VALIC"), a wholly owned subsidiary. VALIC provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of health care, educational, public sector, and other not-for-profit organizations throughout the United States of America.

                     American General Life Insurance Company

2.   Accounting Policies

2.1  Preparation of Financial Statements

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company and its wholly owned subsidiaries. Transactions with the Parent Company and other subsidiaries of the Parent Company are not eliminated from the financial statements of the Company. All other material intercompany transactions have been eliminated in consolidation.

On September 23, 2003, the Company purchased 68 percent of the non-voting preferred equity issued by Castle 2003-1 Trust ("Castle Trust") for $182.3 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle Trust are held by affiliates of the Company. Castle Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle Trust and its wholly owned subsidiaries is limited to buying, owning, leasing and selling a portfolio of commercial jets. In December 2003, the FASB issued a "Revision to Interpretation No. 46, Consolidation of Variable Interest Entities" ("FIN46R") (See Note 2.14). In accordance with FIN46R, Castle Trust has been consolidated in the Company's consolidated financial statements for the years ending December 31, 2004 and 2003.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. These estimates and assumptions are particularly significant with respect to investments, deferred acquisition costs, and policyholder benefits. Ultimate results could differ from those estimates.

Certain prior year amounts have been reclassified to conform with the current year presentation.

2.2  Statutory Accounting

The Company and its wholly owned life insurance subsidiaries are required to file financial statements with state regulatory authorities. State insurance laws and regulations prescribe accounting practices for calculating statutory net income and equity. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. The use of such permitted practices by the Company and its wholly owned life insurance subsidiaries did not have a material effect on statutory capital and surplus at December 31, 2004.

                     American General Life Insurance Company

2.2  Statutory Accounting (continued)

Statutory net income and capital and surplus of the Company at December 31 is as follows:

                                               2004         2003         2002
                                            ----------   ----------   ----------
                                                       (In Thousands)
Statutory net income                        $  567,253   $  134,370   $  536,099
Statutory capital and surplus               $4,705,497   $4,066,448   $3,007,515

For statutory reporting purposes, the merger of AGII into AGL in 2004 was accounted for as a statutory merger. In accordance with statutory merger accounting requirements, statutory net income and capital and surplus for the prior years of 2003 and 2002 were restated to show comparative data.

The more significant differences between GAAP and statutory accounting principles are that under GAAP: (a) acquisition costs related to acquiring new business are deferred and amortized (generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins), rather than being charged to operations as incurred; (b) future policy benefits are based on estimates of mortality, interest, and withdrawals generally representing the Company's experience, which may differ from those based on statutory mortality and interest requirements without consideration of withdrawals; (c) certain assets (principally agents' debit balances, computer software, and certain other receivables) are reported as assets rather than being charged to retained earnings; (d) acquisitions are accounted for using the purchase method of accounting rather than being accounted for as equity investments; and (e) fixed maturity investments are carried at fair value rather than amortized cost. In addition, statutory accounting principles require life insurance companies to establish an asset valuation reserve ("AVR") and an interest maintenance reserve ("IMR"). The AVR is designed to address the credit-related risk for bonds, preferred stocks, derivative instruments, and mortgages and market risk for common stocks, real estate, and other invested assets. The IMR is composed of investment- and liability-related realized gains and losses that result from interest rate fluctuations. These realized gains and losses, net of tax, are amortized into income over the expected remaining life of the asset sold or the liability released.

                     American General Life Insurance Company

2.3  Insurance Contracts

The insurance contracts accounted for in these financial statements include primarily long-duration contracts. Long-duration contracts include traditional whole life, limited payment, endowment, guaranteed renewable term life, universal life, and investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

2.4  Investments

Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale are recorded at fair value at December 31, 2004 and 2003. Unrealized gains (losses), net of deferred taxes, are recorded in accumulated other comprehensive income
(loss), within shareholder's equity. If the fair value of a security classified as available-for-sale declines below its cost and this decline is considered to be other than temporary, the security's amortized cost is reduced to its estimated fair value, and the reduction is recorded as a realized loss.

Fixed maturity and equity securities classified as trading securities are carried at market value, as it is the Company's intention to sell these securities in the near future. Unrealized gains and losses are reflected in income currently.

Mortgage Loans

Mortgage loans are reported at the unpaid principal balance, net of an allowance for losses. The allowance for losses covers estimated losses based on our assessment of risk factors such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

                     American General Life Insurance Company

2.4  Investments (continued)

Policy Loans

Policy loans are reported at the aggregate unpaid principal balance. There is no allowance for policy loans as these loans serve to reduce the death benefits paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Real estate available for sale is carried at the lower of cost (less accumulated depreciation, if applicable) or fair value less cost to sell.

Partnerships

Partnerships consist of equity partnerships and other partnerships not classified elsewhere herein. The equity partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income. Partnerships in which the Company holds a five percent or more interest are also carried at fair value and the change in fair value is recorded to investment income, consistent with the equity method of accounting.

Included in partnerships are preferred equity investments in partially owned companies. Generally, the equity method of accounting is used for the Company's investment in companies in which the Company's ownership interest approximates 20 percent but is not greater than 50 percent.

As part of the consolidation of Castle Trust (see Note 2.1), included in partnerships is an investment in commercial aircraft totaling $983.4 million, net of accumulated depreciation of $65.2 million. These aircraft are recorded at cost and depreciated on a straight-line basis over their estimated lives of 25 years from the date of manufacture, to a residual value that is 15 percent of the Castle Trust cost. Total depreciation expense for the years ended December 31, 2004 and 2003 were $51.3 million and $13.9 million, respectively.

                     American General Life Insurance Company

2.4  Investments (continued)

Securities Lending Collateral and Securities Lending Payable

The Company loans securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102 percent of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income.

Dollar Roll Agreements

Throughout the year, the Company enters into dollar roll repurchase agreements, which involve the sale (delivery) of mortgage-backed securities ("MBS") and the repurchase of substantially the same pool of securities at a specific price in the future. Such transactions typically involve highly-rated government agency securities and are short-term in nature, typically with a period of 30 days. The dollar roll agreements are utilized by the Company as a financing strategy to enhance the return on its MBS portfolio.

At December 31, 2004 and 2003, the Company had no dollar roll agreements outstanding as the Company has historically closed out all dollar roll agreements at year-end.

Investment Income

Interest on fixed maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or discount. Premiums and discounts on investments are amortized to investment income by using the interest method over the contractual lives or expected payment period of the investments. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

                     American General Life Insurance Company

2.4  Investments (continued)

Realized Investment Results

Realized capital gains and losses are determined principally by specific identification. The Company evaluates its investments for impairment.

As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgement of the Company's management and a continual review of its investment.

In general, a security is considered a candidate for impairment if it meets any of the following criteria: Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine months or longer); The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or
(ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or in the opinion of the Companies management, it is possible that the Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

2.5  Separate Accounts

Separate Accounts are assets and liabilities associated with certain contracts, principally annuities, for which the investment risk lies solely with the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Therefore, the Company's liability for these accounts equals the value of the account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income, and cash flows. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share.

The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in premiums and other considerations in the consolidated statements of income.

                     American General Life Insurance Company

2.6 Deferred Policy Acquisition Costs ("DPAC") and Cost of Insurance Purchased ("CIP")

Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC. The cost assigned to certain insurance contracts in force at January 31, 1995, the date of American General Corporation's ("AGC") acquisition of The Franklin, is reported as CIP.

DPAC and CIP associated with interest-sensitive life contracts, insurance investment contracts, and participating life insurance contracts are charged to expense in relation to the estimated gross profits of those contracts. If estimated gross profits change significantly, DPAC and CIP balances are recalculated using the new assumptions. Any resulting adjustment is included in current earnings as an adjustment to DPAC or CIP amortization. DPAC and CIP associated with all other insurance contracts are charged to expense over the premium-paying period or as the premiums are earned over the life of the contract. Interest is accreted on the unamortized balance of DPAC at rates used to compute policyholder reserves and on the unamortized balance of CIP at rates of 3.00 percent to 8.25 percent.

With respect to the Company's variable annuity contracts, the assumption for the long-term annual growth of the separate and variable account assets used by the Company in the determination of DPAC amortization is approximately 10 percent (the "long-term growth rate assumption"). The Company uses a "reversion to the mean" methodology which allows the Company to maintain this 10 percent long-term growth rate assumption, while also giving consideration to the effect of short-term swings in the equity markets. For example, if performance were 15 percent during the first year following the introduction of a product, the DPAC model would assume that market returns for the following five years (the "short-term growth rate assumption") would approximate 9 percent, resulting in an average annual growth rate of 10 percent during the life of the product. Similarly, following periods of below 10 percent performance, the model will assume a short-term growth rate higher than 10 percent. An adjustment to DPAC will occur if management considers the short-term growth rate (i.e., the growth rate required to revert to the mean 10 percent growth rate over a five-year period) to be unachievable. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary among companies. With respect to the Company's variable life products, the assumption for the long-term growth of the separate and variable account assets used by the Company in the determination of DPAC amortization is approximately 9 percent, but no reversion to the mean adjustment is applied.

                     American General Life Insurance Company

2.6 Deferred Policy Acquisition Costs ("DPAC") and Cost of Insurance Purchased ("CIP") (continued)

DPAC and CIP related to interest-sensitive products are adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities had been realized at the balance sheet date. The impact of this adjustment, net of deferred taxes, is included in unrealized investment gains (losses) in accumulated other comprehensive income within shareholder's equity.

The Company reviews the carrying amounts of DPAC and CIP on at least an annual basis. Management considers estimated future gross profits or future premiums, expected mortality, interest earned and credited rates, persistency, and expenses in determining whether the carrying amount is recoverable. Any amounts deemed unrecoverable are charged to expense.

2.7  Policy and Contract Claims Reserves

Substantially all of the Company's insurance and annuity liabilities relate to long duration contracts. The contracts normally cannot be changed or canceled by the Company during the contract period.

Future policy benefits and policyholder contract deposits liabilities were as follows at December 31:

                                                           2004          2003
                                                       -----------   -----------
                                                             (In Thousands)
Future policy benefits:
   Ordinary life                                         4,555,887     4,337,180
   Group life                                               26,346        29,797
   Life contingent group annuities                          89,228        93,072
   Life contingent annuities                             3,746,198     2,799,407
   Terminal funding                                        401,444       414,630
   Accident and health                                     337,158       224,829
                                                       -----------   -----------
Total                                                  $ 9,156,261   $ 7,898,915
                                                       ===========   ===========
Policyholder contract deposits:
   Annuities                                           $32,463,764   $30,891,794
   Corporate-owned life insurance                          376,478       439,088
   Universal life                                        5,598,281     5,228,572
                                                       -----------   -----------
Total                                                  $38,438,523   $36,559,454
                                                       ===========   ===========

                     American General Life Insurance Company

2.7  Policy and Contract Claims Reserves (continued)

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 1 percent to 11 percent.

The liability for policyholder contract deposits has been established based on various assumptions. Interest rates credited for deferred annuities vary by year of issuance and range from 3.0 percent to 5.70 percent. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from 0.0 percent to 17.0 percent, grading to zero over a period of 0 to 20 years. Interest rates on corporate-owned life insurance are guaranteed at 3.0 percent and the weighted average rate credited in 2004 was
5.22 percent.

2.8  Guaranteed Minimum Death Benefits

A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (1) the contract holder's account value, or (2) a guaranteed minimum death benefit that varies by product ("the GMDB"). Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals; or the principal invested, adjusted for withdrawals, accumulated with interest at rates up to 3 percent per annum (subject to certain caps). The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided. Prior to January 1, 2004, the Company expensed GMDB-related benefits in the period incurred, and therefore did not provide reserves for future benefits. Effective January 1, 2004, the Company provides reserves for future GMDB-related benefits pursuant to the adoption of Statement of Position 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Non-traditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-01"). The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liabilities for minimum guarantees are included in guaranteed minimum death benefits in the consolidated statement of income and comprehensive income.

                     American General Life Insurance Company

2.8  Guaranteed Minimum Death Benefits (continued)

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to guaranteed minimum death benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

2.9  Premium Recognition

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC.

Premiums for traditional life insurance products are recognized when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized in a constant relationship to insurance in force for life insurance contracts and to the amount of expected future benefit payments for annuity contracts.

Variable annuity fees, asset management fees and surrender charges are recorded as income when earned. Net retained broker dealer commissions are recognized as income on a trade date basis.

2.10 Reinsurance

The Company generally limits its exposure to loss on any single insured to $2.5 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $5.0 million. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

A receivable is recorded for the portion of benefits paid and insurance liabilities that have been reinsured. Total reinsurance recoverables on ceded reinsurance contracts are included in accounts receivable. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

                     American General Life Insurance Company

2.11 Participating Policy Contracts

Participating life insurance accounted for approximately 3 percent of life insurance in force at December 31, 2004.

The portion of earnings allocated to participating policyholders is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $60.8 million, $67.9 million and $76.1 million in 2004, 2003 and 2002, respectively, and were included in policyholders' benefits.

2.12 Income Taxes

For the tax years ending December 31, 2004, 2003 and 2002, the Company will join in the filing of a consolidated federal income tax return with AGC Life Insurance Company and its life insurance company subsidiaries. The Company has a written agreement with AGC Life Insurance Company setting forth the manner in which the total consolidated federal income tax is allocated to each entity that joins in the consolidation. Under this agreement, AGC Life Insurance Company agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company had it filed a separate federal income tax return. In addition, AGC Life Insurance Company agrees to reimburse the Company for the tax benefits from net losses and tax credits, if any, within a reasonable period of time after the filing of the consolidated federal income tax return for the year in which the losses are used.

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

                     American General Life Insurance Company

2.13 Derivatives

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows investment income, policyholder liabilities and equity. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer or trader in derivative instruments.

Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, S&P 500 index options (long and short positions) and futures options (short positions on U.S. treasury notes and U.S. long bonds).

The Company recognizes all derivatives in the consolidated balance sheet at fair value and utilizes hedge accounting. This means that, to the extent the hedge is deemed to be effective, the accounting for the derivative mirrors the accounting for the financial instruments being hedged.

On the date the derivative contract is entered into, the Company designates the derivative as a fair value hedge or cash flow hedge. It is a fair value hedge if it hedges subsequent changes in the fair value of a recognized asset or liability. It is a cash flow hedge if it hedges the variability of cash flows to be received or paid related to a recognized asset or liability. The gain or loss in the fair value of a derivative that is designated, qualifies and is highly effective as a fair value hedge is recorded in current period earnings to the extent the losses or gains of the hedged asset or liability are so recorded. Certain derivative gains or losses on fair value and cash flow hedges are recorded in other comprehensive income until such point that earnings are affected by the fair value changes and cash flows of the hedged asset or liability.

The Company documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. The process includes linking all derivatives that are designated as hedged to specific assets or liabilities on the balance sheet. The Company also assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives used in hedging transactions are highly effective in offsetting changes in fair values and cash flows of hedged items. On a quarterly basis the Company evaluates and assesses ongoing compliance with regulatory limits on derivative holdings.

                     American General Life Insurance Company

2.13 Derivatives (continued)

During 2004, there were no hedges discontinued or otherwise no longer qualified as hedges. Any gain or loss resulting from such early terminations would be deferred and amortized into income over the remaining term of the hedged instrument. Were such hedged instrument subsequently extinguished or sold, any related gain or loss deferred from the swap would be recognized immediately into income.

2.14 Recently Issued Accounting Standards

In January 2003, FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities ("FIN46"). FIN46 changes the method of determining whether certain entities should be consolidated in the Company's consolidated financial statements. An entity is subject to FIN46 and is called a Variable Interest Entity ("VIE") if it has (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (ii) equity investors that cannot make significant decisions about the entity's operations, or do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under existing guidance. A VIE is consolidated by its primary beneficiary, which is the party that has a majority of the expected losses or a majority of the expected residual returns of the VIE, or both. In December 2003, the FASB issued FIN46R.

The provisions of FIN46R are to be applied immediately to VIEs created after January 31, 2003, and to VIEs in which the Company obtains an interest after that date. For VIEs in which the Company holds a variable interest that is acquired before February 1, 2003, FIN46R was applied as of December 31, 2003. For any VIEs that must be consolidated under FIN46R that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE would be initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change.

                     American General Life Insurance Company

2.14 Recently Issued Accounting Standards (continued)

The following VIE activities are not consolidated by the Company under FIN46R:

     i. The Company manages collateralized bond and loan obligation trusts (collectively, collateralized debt obligation trust or CDO trust). As asset manager, the Company receives fees for management of the assets held in the CDO trust, which support the issuance of securities sold by the CDO trust. The Company may take minority equity and/or fixed-income security interest in the CDO trust. The Company has entered into such arrangements to expand its asset management activities. Third-party investors have recourse only to the CDO trust, and have no recourse to the Company. The Company does not consolidate these CDO trusts, pursuant to FIN46R.

     ii. The Company also invests in assets of VIEs. These VIEs are established by unrelated third parties. Investments include collateralized mortgage backed securities and similar securities backed by pools of mortgages, consumer receivables or other assets. The investment in these VIEs allows the Company to purchase assets permitted by insurance regulations while maximizing their return on these assets. These VIEs are not consolidated by the Company, pursuant to FIN46R.

In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued SOP 03-01. This statement was effective as of January 1, 2004 and requires the Company to recognize a liability for GMDB, as discussed above, related to its variable annuity and variable life contracts and modifies certain disclosures and financial statement presentations for these products. The Company reported a one-time cumulative accounting charge upon adoption of $16.9 million to reflect the guaranteed minimum death benefit liability as of January 1, 2004. In addition, under SOP 03-01, variable annuity assets held in separate accounts will continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for related liabilities, if the separate account arrangement meets certain specified conditions. Assets underlying the Company's interest in a separate account ("separate account seed money") do not qualify for separate account accounting and reporting.

The Company was required to "look through" the separate account for the purposes of accounting for its interest therein, and account for and classify separate account seed money based on its nature as if the assets of the separate account underlying the Company's interest were held directly by the general account rather than through the separate account structure. The adoption of SOP 03-01 did not have a material impact on the Company's separate accounts or separate account seed money.

                     American General Life Insurance Company

2.14 Recently Issued Accounting Standards (continued)

     In December 2004, the FASB issued Statement No. 123 (revised 2004) ("FAS 123R"), "Share-Based Payment." FAS 123R replaces FASB Statement No. 123 ("FAS 123"), "Accounting for Stock-based Compensation," and superseded APB Opinion No. 25, "Accounting for Stock Issued to Employees." FAS 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. On January 1, 2003, AIG adopted the recognition provisions of FAS 123. The effect of the compensation costs, as determined consistent with FAS 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of AIG and, therefore, are not presented herein. FAS 123R is effective for the annual periods beginning after June 15, 2005. AIG and the Company are currently assessing the impact of FAS 123R and believes the impact will not be material to AIG's or the Company's results of operations.

     In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability." FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-01. The Company's adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company's consolidated financial position or results of operations. In September 2004, the AICPA SOP 03-01 Implementation Task Force issued a Technical Practice Aid ("TPA") to clarify certain aspects of SOP 03-01. The Company is currently evaluating the effect of the implementation of this TPA in its operations on the Company's consolidated financial position or results of operations.

In March 2004, the EITF of the FASB reached a final consensus on Issue 03-01, "Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company's policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued Staff Position ("FSP") EITF 03-01-1, which defers the effective date of a substantial portion of EITF 03-01, from the third quarter of 2004, as originally required by the EITF, until such time as FASB issues further implementation guidance, which is expected sometime in 2005. The Company will continue to monitor developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-01 on the Company's consolidated financial position or results of operations.

                     American General Life Insurance Company

3.   Investments

3.1  Investment Income

Investment income by type of investment was as follows for the years ended December 31:

                                             2004          2003         2002
                                          ----------   -----------   ----------
                                                      (In Thousands)
Investment income:
   Fixed maturities                       $3,165,313   $2,983,484    $2,789,590
   Equity securities                           8,070       13,148         2,199
   Mortgage loans on real estate             235,321      240,745       226,329
   Investment real estate                     10,265        8,229        15,303
   Policy loans                               99,421      105,214       102,479
   Other long-term investments                85,650      (35,388)      (69,064)
   Short-term investments                     16,697       18,431        23,078
                                          ----------   ----------    ----------
Gross investment income                    3,620,737    3,333,863     3,089,914
Investment expenses                           63,577       45,177        35,384
                                          ----------   ----------    ----------
Net investment income                     $3,557,160   $3,288,686    $3,054,530
                                          ==========   ==========    ==========

The carrying value of investments that produced no investment income during 2004 was less than 0.3 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

Derivative financial instruments did not have a material effect on net investment income in 2004, 2003 and 2002. During 2004, 2003 and 2002, investment income from other long-term investments is primarily related to gains or losses associated with various partnership interests.

                     American General Life Insurance Company

3.2  Net Realized Investment Gains (Losses)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                 2004        2003        2002
                                              ---------   ---------   ---------
                                                        (In Thousands)

Fixed maturities:
   Gross gains                                $ 198,777   $ 357,694   $ 398,239
   Gross losses                                (270,129)   (400,061)   (697,068)
                                              ---------   ---------   ---------
Total fixed maturities                          (71,352)    (42,367)   (298,829)
Equity securities                                 7,041       2,099        (191)
Partnerships                                    (60,101)     (9,424)     (6,145)
Other                                           (33,876)     (7,087)      9,821
                                              ---------   ---------   ---------
Net realized investment losses before tax      (158,288)    (56,779)   (295,344)
Income tax benefit                              (58,523)    (19,873)   (103,370)
                                              ---------   ---------   ---------
Net realized investment losses after tax      $ (99,765)  $ (36,906)  $(191,974)
                                              =========   =========   =========

During 2004, 2003 and 2002, the Company's realized losses included write-downs of $65 million, $274 million and $317 million, respectively, for certain available for sale fixed maturity investments that experienced declines deemed other than temporary. The determination that a security has incurred an other than temporary decline in value and the amount of loss recognition requires the judgement of the Company's management and a continual review of its investments.

                     American General Life Insurance Company

3.3  Fixed Maturity and Equity Securities

The following table summarizes the Company's gross unrealized losses and estimated fair values on fixed maturity securities available for sale and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004:

                              Less than 12 Months        12 Months or More               Total
                            -----------------------   -----------------------   -----------------------
                                                           (In Thousands)

                               Fair      Unrealized      Fair      Unrealized      Fair      Unrealized
                               Value       Losses        Value       Losses        Value       Losses
                            ----------   ----------   ----------   ----------   ----------   ----------
Fixed maturity securities   $4,902,790    $ 99,579    $1,518,651     $78,317    $6,421,441    $177,896
Equity securities                8,754       2,497           101          23         8,855       2,520
                            ----------    --------    ----------     -------    ----------    --------

   Total                    $4,911,544    $102,076    $1,518,752     $78,340    $6,430,296    $180,416
                            ==========    ========    ==========     =======    ==========    ========

                     American General Life Insurance Company

3.3  Fixed Maturity and Equity Securities (continued)

Fixed maturity and equity securities classified as available-for-sale are reported at fair value. Amortized cost and fair value at December 31, 2004 and 2003 were as follows:

                                                         Gross        Gross
                                         Amortized    Unrealized   Unrealized       Fair
                                            Cost         Gain         Loss         Value
                                        -----------   ----------   ----------   -----------
                                                           (In Thousands)
December 31, 2004
Fixed maturity securities:
   Corporate securities:
      Investment-grade                  $27,206,453   $2,139,206   $ (65,676)   $29,279,983
      Below investment-grade              2,990,210      209,999     (42,729)     3,157,480
   Mortgage-backed securities            12,523,571      347,005     (40,439)    12,830,137
   U.S. government obligations              214,984       31,887        (834)       246,037
   Foreign governments                      411,263       46,495        (207)       457,551
   State and political subdivisions       3,188,957      184,295     (24,610)     3,348,642
   Collateralized bonds                      59,077          160      (2,798)        56,439
   Redeemable preferred stocks               51,712        9,055        (603)        60,164
                                        -----------   ----------   ---------    -----------
Total fixed maturity securities         $46,646,227   $2,968,102   $(177,896)   $49,436,433
                                        ===========   ==========   =========    ===========
Equity securities                       $    48,038   $   24,776   $  (2,520)   $    70,294
                                        ===========   ==========   =========    ===========
Separate account seed money             $    39,758   $    1,735   $      (5)   $    41,488
                                        ===========   ==========   =========    ===========
Investment in ultimate Parent Company   $     8,597   $   44,606   $      --    $    53,203
                                        ===========   ==========   =========    ===========

                     American General Life Insurance Company

3.3  Fixed Maturity and Equity Securities (continued)

                                                         Gross        Gross
                                         Amortized    Unrealized   Unrealized       Fair
                                            Cost         Gain         Loss         Value
                                        -----------   ----------   ----------   -----------
                                                           (In Thousands)
December 31, 2003
Fixed maturity securities:
   Corporate securities:
      Investment-grade                  $22,652,679   $1,790,509   $ (81,969)   $24,361,219
      Below investment-grade              4,292,052      240,752    (174,159)     4,358,645
   Mortgage-backed securities            12,549,589      322,479    (109,018)    12,763,050
   U.S. government obligations              285,458       33,931      (1,932)       317,457
   Foreign governments                      336,692       37,805        (255)       374,242
   State and political subdivisions       2,955,362      173,207     (17,100)     3,111,469
   Collateralized bonds                      33,233          306        (489)        33,050
   Redeemable preferred stocks               27,946        2,871        (819)        29,998
                                        -----------   ----------   ---------    -----------
Total fixed maturity securities         $43,133,011   $2,601,860   $(385,741)   $45,349,130
                                        ===========   ==========   =========    ===========
Equity securities                       $    93,182   $   13,866   $  (8,525)   $    98,523
                                        ===========   ==========   =========    ===========
Separate account seed money             $    90,670   $    6,000   $  (5,000)   $    91,670
                                        ===========   ==========   =========    ===========
Investment in ultimate Parent Company   $     8,597   $   45,100   $      --    $    53,697
                                        ===========   ==========   =========    ===========

                     American General Life Insurance Company

3.3  Fixed Maturity and Equity Securities (continued)

Net unrealized gains (losses) on securities included in accumulated other comprehensive income in shareholder's equity at December 31 were as follows:

                                              2004         2003         2002
                                           ----------   ----------   ----------
                                                       (In Thousands)
Gross unrealized gains                     $3,039,219   $2,666,826   $2,513,951
Gross unrealized losses                      (180,421)    (399,266)    (943,681)
DPAC and other fair value adjustments        (635,113)    (544,476)    (456,081)
Deferred federal income taxes                (788,071)    (609,027)    (406,075)
                                           ----------   ----------   ----------
Net unrealized gains on securities         $1,435,614   $1,114,057   $  708,114
                                           ==========   ==========   ==========

The contractual maturities of fixed maturity securities at December 31 were as follows:

                                                                  2004
                                                       -------------------------
                                                        Amortized       Market
                                                           Cost         Value
                                                       -----------   -----------
                                                             (In Thousands)
Fixed maturity securities, excluding mortgage-
   backed securities:
      Due in one year or less                          $   696,275   $   714,466
      Due after one year through five years              4,183,308     4,499,727
      Due after five years through ten years            11,166,777    11,917,222
      Due after ten years                               18,076,296    19,474,881
Mortgage-backed securities                              12,523,571    12,830,137
                                                       -----------   -----------
Total fixed maturity securities                        $46,646,227   $49,436,433
                                                       ===========   ===========

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $28.7 billion, $31.5 billion and $30.5 billion, during 2004, 2003 and 2002, respectively.

At December 31, 2004, $46.9 million of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

                     American General Life Insurance Company

3.4  Mortgage Loans on Real Estate

Diversification of the geographic location and type of property collateralizing mortgage loans reduces the concentration of credit risk. For new loans, the Company requires loan-to-value ratios of 75 percent or less, based on management's credit assessment of the borrower. The mortgage loan portfolio was distributed as follows at December 31, 2004 and 2003:

                            Outstanding    Percent of      Percent
                               Amount         Total     Nonperforming
                           -------------   ----------   -------------
                           (In Millions)
December 31, 2004
Geographic distribution:
   South Atlantic            $  741            22.3%         0.0%
   Pacific                      572            17.2          0.0
   Mid-Atlantic                 681            20.5          2.1
   East North Central           388            11.7          7.5
   Mountain                     174             5.2          0.0
   West South Central           226             6.8          0.0
   East South Central           246             7.4          0.0
   West North Central           104             3.1         10.4
   New England                  170             5.1          0.0
   Canada                        23             0.7          0.0
Allowance for losses             (0)           (0.0)         0.0
                             ------           -----         ----
Total                        $3,325           100.0%         1.6%
                             ======           =====         ====

Property type:
   Office                    $1,290            38.8%         3.5%
   Retail                       952            28.6          0.0
   Industrial                   419            12.6          0.0
   Apartments                   425            12.8          0.0
   Hotel/motel                   54             1.6         15.4
   Other                        185             5.6          0.0
Allowance for losses             (0)           (0.0)         0.0
                             ------           -----         ----
Total                        $3,325           100.0%         1.6%
                             ======           =====         ====

                     American General Life Insurance Company

3.4  Mortgage Loans on Real Estate (continued)

                            Outstanding    Percent of      Percent
                               Amount         Total     Nonperforming
                           -------------   ----------   -------------
                           (In Millions)
December 31, 2003
Geographic distribution:
   South Atlantic            $  711            24.1%         0.0%
   Pacific                      506            17.1          0.0
   Mid-Atlantic                 506            17.1          0.0
   East North Central           459            15.5          0.0
   Mountain                      70             2.4          0.0
   West South Central           197             6.7          0.0
   East South Central           251             8.5          0.0
   West North Central           121             4.1          0.8
   New England                  139             4.7          0.0
Allowance for losses             (7)           (0.2)         0.0
                             ------           -----
Total                        $2,953           100.0%         0.0%
                             ======           =====

Property type:
   Office                    $1,261            42.7%         0.0%
   Retail                       844            28.5          0.1
   Industrial                   386            13.1          0.0
   Apartments                   312            10.6          0.0
   Hotel/motel                   55             1.9          0.0
   Other                        102             3.4          0.0
Allowance for losses             (7)           (0.2)         0.0
                             ------           -----
Total                        $2,953           100.0%         0.0%
                             ======           =====

Impaired mortgage loans on real estate and related interest income is not material.

                     American General Life Insurance Company

4.   Deferred Policy Acquisition Costs and Cost of Insurance Purchased

The following reflects deferred policy acquisition costs (commissions, direct solicitation and other costs) which will be amortized against future income and the related current amortization charges to income, excluding certain amounts deferred and amortized in the same period:

                                                        2004         2003         2002
                                                     ----------   ----------   ----------
                                                                (In Thousands)
Balance at January 1                                 $2,911,767   $2,777,562   $2,752,571
   Capitalization                                       754,087      578,665      460,253
   Accretion of interest/amortization                  (280,898)    (326,641)    (196,028)
   Effect of unrealized gains on securities             (89,827)    (108,572)    (280,942)
   Effect of realized losses (gains) on securities       (2,896)      (9,247)      41,708
                                                     ----------   ----------   ----------
Balance at December 31                               $3,292,233   $2,911,767   $2,777,562
                                                     ==========   ==========   ==========

The Company adjusts DAC amortization ("a DAC unlocking") when estimates of current or future gross profits to be realized are revised. In 2002, DAC amortization was reduced by $46.5 million to reflect a change in the amortization period and reduced by $56 million due to improved persistency, offset by a $56 million increase to reflect lower earnings for equity markets.

A roll forward of the cost of insurance purchased ("CIP") for the years ended December 31, were as follows:

                                                         2004       2003       2002
                                                       --------   --------   --------
                                                               (In Thousands)
Balance at January 1                                   $338,520   $351,600   $312,609
   Deferral of renewal commissions                        3,623      5,274      6,391
   Accretion of interest/amortization                   (30,316)    15,612     (2,300)
   Effect of unrealized (gains) losses on securities     12,725    (33,966)    33,700
   Effect of realized losses on securities                  368         --      1,200
                                                       --------   --------   --------
Balance at December 31                                 $324,920   $338,520   $351,600
                                                       ========   ========   ========

During 2003, the Company reduced their CIP amortization by $34 million primarily due to improved mortality. CIP amortization expected to be recorded in each of the next five years is $21.5 million, $21.0 million, $20.5 million, $19.7 million, and $18.3 million, respectively.

                     American General Life Insurance Company

5.   Reserves for Guaranteed Benefits

Details concerning the Company's guaranteed minimum death benefit exposure as of December 31, 2004 were as follows:

                                                          Return of Net Deposits
                                                           Plus a Minimum Return
                                                          ----------------------
                                                               (In Millions)
Account value                                                  $    43,750
Net amount at risk /(a)/                                             2,199
Average attained age of contract holders                                54
Range of guaranteed minimum return rates                        0.00%-3.00%

/(a)/ Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in reserves for fixed annuity contracts on the consolidated balance sheet:

                                                                   (In Millions)
                                                                   -------------
Balance at January 1, 2004 /(b)/                                       $ 13
Guaranteed benefits incurred                                              8
Guaranteed benefits paid                                                (11)
                                                                       ----
Balance at December 31, 2004                                           $ 10
                                                                       ====

/(b)/ Included in the one-time cumulative effect of accounting change resulting from the adoption of SOP 03-1.

The following assumptions and methodology were used to determine the reserve for guaranteed benefits at December 31, 2004:

     . Data used was 1,000 stochastically generated investment performance scenarios.
     .    Mean investment performance assumption was 10%.
     .    Volatility assumption was 16%.
     .    Mortality was assumed to be 70% to 87.5% of the 1983a table.
     .    Lapse rates vary by contract type and duration and range from 5% to
          25%.
     .    The discount rate was 3% to 8%.

                     American General Life Insurance Company

6.   Other Assets

Other assets consisted of the following:

                                                                 December 31
                                                             -------------------
                                                               2004       2003
                                                             --------   --------
                                                                (In Thousands)

Goodwill                                                     $ 39,780   $ 38,973
Computer software, net                                        104,114    121,866
Account receivable from brokers, net                           29,437     84,794
Prepaid expenses                                               36,605     36,869
Property and equipment                                         49,594     61,893
Other                                                          12,740     32,183
                                                             --------   --------
Total other assets                                           $272,270   $376,578
                                                             ========   ========

7.   Restructuring Charges

In connection with the Parent's merger with AGC during 2001, the Company incurred $180.4 million in restructuring costs. Of the total restructuring charges, approximately $177.2 million has been paid as of December 31, 2004. The remaining balance is included in Other Liabilities.

8.   Federal Income Taxes

8.1  Tax Liabilities

Income tax liabilities were as follows:

                                                               December 31
                                                        ------------------------
                                                           2004          2003
                                                        ----------   -----------
                                                             (In Thousands)

Current tax receivables                                 $  (98,435)  $  (19,844)
Net deferred tax liabilities                             1,541,342    1,124,026
                                                        ----------   ----------
   Income tax payable                                   $1,442,907   $1,104,182
                                                        ==========   ==========

                     American General Life Insurance Company

8.1  Tax Liabilities (continued)

The components of deferred tax liabilities and assets at December 31 were as follows:

                                                           2004         2003
                                                        ----------   -----------
                                                             (In Thousands)

Deferred tax liabilities applicable to:
   Deferred policy acquisition costs                    $  998,567   $  997,483
   Basis differential of investments                       190,550       72,232
   Net unrealized gains on debt and equity
      securities available for sale                        882,992      597,954
   Capitalized EDP                                          26,599       30,702
   Prepaid expenses                                         12,803       12,679
   Other                                                    47,492       58,044
                                                        ----------   ----------
Total deferred tax liabilities                           2,159,003    1,769,094

Deferred tax assets applicable to:
   Policy reserves                                        (584,450)    (639,638)
   Other                                                   (33,211)      (5,430)
                                                        ----------   ----------
Total deferred tax assets                                 (617,661)    (645,068)
                                                        ----------   ----------
Net deferred tax liabilities                            $1,541,342   $1,124,026
                                                        ==========   ==========

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus." At December 31, 2004, the Company had approximately $382 million of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless it is distributed as a dividend, or recognized under other specified conditions. The Company does not believe that any significant portion of the account will be taxed in the foreseeable future.If the entire balance of the policyholders' surplus became taxable at the current federal income tax rates, the tax would be approximately $134 million. The American Jobs Creation Act of 2004 modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company is evaluating this new law and expects to eliminate its policyholders' surplus balance during these two years.

                     American General Life Insurance Company

8.2  Tax Expense

Components of income tax expense (benefit) for the years ended December 31 were as follows:

                                                          2004       2003        2002
                                                        --------   --------   ---------
                                                                 (In Thousands)
Income tax at statutory percentage of GAAP
   pretax income                                        $526,571   $450,865   $ 344,654
Non-conventional fuel source credits                     (96,202)   (93,655)   (101,917)
Dividends received deduction                             (19,828)   (18,632)    (21,641)
State taxes                                               11,823      9,114       7,659
Low income housing & other tax credits                    (6,654)    (6,718)     (6,607)
Other current taxes related to IRS settlements               (27)    (6,700)    (46,237)
Prior year true-ups                                      (16,310)    (3,225)     (1,956)
Non-qualifying and incentive stock option adjustments         --     (2,215)     (3,872)
Other                                                       (661)    (2,279)      2,336
                                                        --------   --------   ---------
Income tax expense                                      $398,712   $326,555   $ 172,419
                                                        ========   ========   =========

                     American General Life Insurance Company

9.   Transactions With Affiliates

Notes receivable from affiliates were as follows:

                                            December 31, 2004        December 31, 2003
                                         -----------------------------------------------
                                         Par Value   Book Value   Par Value   Book Value
                                         ---------   ----------   ---------   ----------
                                                          (In Thousands)
American General Corporation,
   9.375%, due 2008                       $  4,725    $  3,932     $  4,725    $  3,795
American General Corporation,
   Promissory notes, 5.50% due 2004             --          --        2,446       2,446
AGC Life, Promissory notes, 6.75%
   due 2005                                116,000     116,000      116,000     116,000
American General Corporation,
   Promissory notes, 2.78% due 2006        415,000     415,000      415,000     415,000
Castle Trust 2, Asset backed notes,
   5.26%, due 2026                          45,990      46,971           --          --
Castle Trust 2, Asset backed notes,
   8.26%, due 2026                          14,497      16,142           --          --
                                          --------    --------     --------    --------
Total notes receivable from affiliates     596,212     598,045      538,171     537,241
                                          ========    ========     ========    ========

Various AIG companies provide services to the Company, principally mortgage servicing and investment management services, provided by American International Group Global Investment Corporation ("AIGGIC") on a fee basis. The Company paid approximately $67.5 million, $54.4 million and $52.9 million for such services in 2004, 2003 and 2002, respectively. Accounts payable for such services at December 31, 2004 and 2003 were not material. The Company rents facilities and provides services on an allocated cost basis to various AIG companies. Beginning in 1998, amounts received by the Company from affiliates include amounts received by its wholly owned, non-life insurance subsidiary, AGLC. AGLC provides shared services, including technology, to a number of AIG's life insurance subsidiaries.

The Company received approximately $337.0 million, $311.4 million and $261.3 million for such services and rent in 2004, 2003 and 2002, respectively. Accounts receivable for rent and services at December 31, 2004 and 2003 were not material.

                     American General Life Insurance Company

As a matter of Company policy, derivative contracts are generally executed with AIG Financial Products Corp. ("AIGFP"), an affiliated financial products company. From time to time, derivatives will be entered into with unaffiliated parties in conjunction with private placement investments.

During 2004, the Company purchased 38.7% of the non-voting preferred equity issued by Castle Trust 2003-II LP ("Castle Trust 2") for $116,558,398. The remaining non-voting equity interest and 100% of the voting equity of Castle Trust are held by various affiliates of the Company. The business of Castle Trust 2, and its wholly owned subsidiaries, is limited to buying, owning, leasing and selling a portfolio of aircraft. The purchase was funded by a capital contribution received from AGC Life Insurance Company. The Company's investment in Castle Trust 2 is reported in partnerships on the consolidated balance sheet.

On January 14, 2004, the Company purchased $65 million of fixed-rate asset-backed notes issued by Castle Trust 2. The notes mature on November 15, 2026 and are included in notes receivable from affiliates on the consolidated balance sheet.

On December 29, 2004, the Company purchased from Ambler Holding Corp, a wholly-owned subsidiary of the Company's affiliate AIG Financial Products, all of its Class D membership interests in Spicer Energy II LLC ("Spicer") for a purchase price of $86,100,234. As a result, the Company's Class D interest represents 25.3% of the equity in Spicer's three synfuel facilities. The Company's investment in Spicer is reported in partnerships on the consolidated balance sheet.

Effective August 1, 2003, the Company and AIG Life Insurance Company of Bermuda ("AIGB") entered into a Cut-through Agreement pursuant to which insureds, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the Texas Department of Insurance. The amount of the retained liability on AIGB's books related to this agreement at December 31, 2004 totaled $295,000. The Company feels the probability of loss under this agreement is remote.

Effective June 23, 2003, the Company entered into a Cut-through Agreement with AIG Life of Canada ("AIGC") pursuant to which claimants were granted a direct right of action against the Company in the event AIGC becomes insolvent or otherwise cannot or refuses to perform its obligations under certain structured settlement contracts issued by AIGC. On November 6, 2003, the Company filed the Cut-through Agreement with the Texas Department of Insurance (the

                     American General Life Insurance Company

Department). In early 2005, the Company discussed this Cut-through Agreement with the Department and it was agreed that the reserve established under these contracts would not exceed $300 million without the consent of the Department. As of December 31, 2004, the reserves recorded by AIGC, related to these contracts, totaled $121 million. The Company feels the probability of loss under this agreement is remote.

On June 23, 2003, VALIC, a subsidiary of the Company, extended credit in the amount of $52.5 million (the "Credit Extension") to Highstar Renewable Fuels, LLC ("Highstar"), an indirect wholly owned subsidiary of AIG. The Credit Extension was evidenced by a note dated June 23, 2003 (the "Note"). The Credit Extension was comprised of the following: (i) a loan in the amount of $37.5 million to Highstar (the "Loan"), (ii) a commitment to make an additional loan to Highstar in an aggregate amount not to exceed $2.5 million (the "Commitment") and (iii) a guaranty (the "Guaranty") to a bank that is not affiliated with VALIC (the "Bank"). Pursuant to the terms of the Guaranty, VALIC guaranteed the obligations of other companies (the "LOC Applicants") to the Bank, which obligations were set forth in reimbursement agreements related to standby letters of credit (the "letters of Credit") issued by the Bank. Highstar as a non-controlling partial indirect ownership interest in the LOC Applicants.

The primary beneficiaries of the Letters of Credit are partially owned by the LOC Applicant. If any beneficiary of a Letter of Credit drew against the Letter of Credit, VALIC may have been required to pay the Bank an amount equal to the amount of the draws against the Letter of Credit, but not more than the Guaranteed Amount. Pursuant to the terms of the Note, Highstar was obligated to reimburse the Company for any amounts paid by the Company under the Guaranty. Pursuant to the terms of the Guaranty, the Company had a maximum liability of $12.5 million plus cost of enforcement and collection, if any. Interest on the Note, which accrued at a rate of 12% per annum, and a commitment fee of $0.5 million, were due at maturity. VALIC recognized interest income on the Note of $1.9 million and $2.4 million for the years ended December 31, 2004 and 2003, respectively. The Loan matured and the Commitment expired on June 30, 2004. As of June 30, 2004, VALIC had received from Highstar all amounts due under the Note, and Highstar caused the Guaranty to be released by the Bank on that date.

On December 31, 2002, the Company sold certain partnership interests to an affiliate, Pine Street Holdings I LLC ("Pine Street Holdings"). Total proceeds received were $59.8 million, resulting in a realized gain of $5.4 million. The consideration received included $20.7 million of 1.38 percent secured term notes due December 31, 2012, and $14.1 million of preferred membership equity interests, issued by Pine Street Holdings.

                     American General Life Insurance Company

The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG. This guarantee is unconditional and irrevocable as to outstanding obligations, and the Company's contractholders have the right to enforce the guarantee directly against American Home. While American Home does not publish financial statements, it does file statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public.

10.  Benefit Plans

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

11.  Derivative Financial Instruments

11.1 Use of Derivative Financial Instruments

The Company's use of derivative financial instruments is generally limited to swaps, currency swaps, S&P 500 index options and treasury note and U.S. long bond futures as hedges of certain financial assets and liabilities as follows:

Derivative Instrument               Hedged Item
---------------------               --------------------------------------------
Interest rate and currency swaps    Private placement bonds
S&P index options                   Equity-indexed policy liabilities on certain
                                       universal life and annuity policies
Treasury note and long bond futures Bonds purchased for short-term (trading)
                                       purposes

Hedge effectiveness is established and documented at inception and is reassessed quarterly by comparing notional amounts and contract terms and maturities for agreement and consistency.

With the exception of premiums required for the purchase of publicly-traded or over-the-counter (OTC)- traded S&P 500 index options and futures options, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

                     American General Life Insurance Company

11.2 Risks Inherent In the Use of Derivatives

Risks inherent in the use of derivatives include market risk, credit risk in the event of non-performance by counterparties, and mismatch risk. Exposure to market risk is mitigated by the fact that all derivatives contracts are executed as effective hedges the financial effects of which are offset by another financial instrument (investment securities or index-based policy liabilities). Counterparty credit exposure is limited by entering into agreements with affiliated counterparties or unaffiliated counterparties having high credit ratings. Affiliated counterparties are guaranteed by AIG and unaffiliated counterparty credit ratings are monitored on a regular basis. Mismatch risk is the risk that hedges are executed improperly or become ineffective over the term of the contracts. Procedures have been implemented at AIG Global Investment Group, the company's affiliated investment advisor, and within the Life Division to prevent and detect such mismatches.

11.3 Interest Rate and Currency Swap Agreements

Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis and to convert certain fixed rates to different fixed rates. Currency swap agreements are used to convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates.

The difference between amounts paid and received on swap agreements, measured on the basis of fair value of the swaps, is recorded on an accrual basis as an adjustment to net investment income, policyholder interest expense, or other comprehensive income. The related amount payable to or receivable from counterparties is included in derivative liabilities or assets.

Swap agreements have terms of two to twenty-two years. There were no gains or losses from early swap terminations deferred in 2004.

                     American General Life Insurance Company

11.3 Interest Rate and Currency Swap Agreements (continued)

Interest rate and currency swap agreements related to investment securities at December 31 were as follows:

                                                                             2004              2003
                                                                       ------------------------------------
                                                                                  (In Millions)
Interest rate swap agreements to receive fixed rate:
       Notional amount                                                    $        57      $        71
       Fair value                                                                   4                6
Currency swap agreements (receive U.S. dollars/pay Canadian dollars):
      Notional amount (in U.S. dollars)                                           154               97
      Fair Value                                                                  (38)             (16)
Currency swap agreements (receive U.S. dollars/pay Great Britain pounds):
      Notional amount (in U.S. dollars)                                            20                -
      Fair Value                                                                   (2)               -
Currency swap agreements (receive U.S. dollars/pay Australian dollars):
      Notional amount (in U.S. dollars)                                            53               23
      Fair value                                                                   (8)              (4)
Currency swap agreements (receive U.S. dollars/pay Japanese Yen):
      Notional amount (in U.S. dollars)                                            12               12
      Fair value                                                                   (2)              (1)
Currency swap agreements (receive U.S. dollars/pay LIBOR and
   Euro-based floating rate):
      Notional amount (in U.S. dollars)                                            21               21
      Fair value                                                                   (0)              (5)
Combination interest rate and currency swap agreements (receive U.S.
   dollars/pay Australian dollars):
      Notional amount (in U.S. dollars)                                           100               21
      Fair value                                                                   (8)              (5)

                     American General Life Insurance Company

11.4 Index Options

S&P 500 index options (puts and calls) are purchased as fair value hedges of index-based exposures inherent in the Company's equity-indexed universal life and annuity products. Such options generally have terms of one or two years. The Company has procedures in place to effectively match option purchases to policy liabilities and to assess ongoing effectiveness on a periodic basis. Contracts outstanding at December 31 were as follows:

                                                    2004                               2003
                                        ----------------------------         -----------------------------
                                        Notional         Fair Value          Notional           Fair Value
                                        --------         -----------         --------           ----------
                                                                (In Millions)
Calls:
   One-year (or less) contracts          $   100         $      6             $     29            $    4
   Two-year contracts                         13                1                   --                --


11.5 Futures

The Company purchases and sells short futures options (treasury note and U.S. long bond) to offset interest rate exposures on certain bonds purchased for the trading portfolio. All such positions are closed out each quarter-end with mark to market adjustments recognized currently in earnings.

12.  Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" ("FASB 107") requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. In the measurement of the fair value of certain of the financial instruments, where quoted market prices were not available, other valuation techniques were utilized. These fair value estimates are derived using internally developed valuation methodologies based on available and observable market information.

                     American General Life Insurance Company

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below.



                                                                  2004                             2003
                                                         --------------------------        ----------------------
                                                           Fair           Carrying           Fair       Carrying
                                                          Value            Amount           Value        Amount
                                                         -------         ----------        -------     ----------
                                                                            (In Millions)

Assets
Fixed maturity and equity securities                  $    49,525    $    49,525     $    45,517     $    45,517
Mortgage loans on real estate                               3,532          3,325           3,246           2,954
Policy loans                                                1,777          1,731           1,749           1,706
Short-term investments                                         63             63             112             112
Derivative assets                                              11             11              10              10
Partnerships                                                2,092          2,092           1,896           1,896
Separate account seed money                                    41             41              92              92
Investment in ultimate Parent Company                          53             53              54              54
Notes receivable from affiliates                              598            598             537             537
Securities lending collateral                               9,286          9,286           4,451           4,451
Assets held in separate accounts                           25,537         25,537          22,931          22,931

Liabilities
Investment contracts                                       30,792         33,591          29,176          31,760
Dividend accumulations                                        904            904             901             901
Derivative liabilities                                         58             58              27              27
Securities lending payable                                  9,286          9,286           4,451           4,451
Liabilities related to separate accounts                   25,537         25,537          22,931          22,931

The following methods and assumptions were used to estimate the fair value of financial instruments:

Fixed Maturity and Equity Securities

Fair value for fixed maturity securities was based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the Company estimated fair value using internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company used its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities.

                     American General Life Insurance Company

Fixed Maturity and Equity Securities (continued)

Fair values for equity securities was based upon quoted market prices.

Mortgage Loans on Real Estate

Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

Policy Loans

Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions incorporating market rates.

Investment in Ultimate Parent Company

The fair value of the investment in the ultimate Parent Company is based on quoted market prices of AIG common stock.

Assets and Liabilities Related to Separate Accounts

The fair value of Separate Account assets and liabilities was based on quoted net asset value per share of the underlying mutual funds held in separate accounts.

Derivative Financial Instruments

Fair values for derivative assets and liabilities were based upon quoted market prices received from AIG Financial Products Corp, an affiliated financial products company, and independent sources.

Investment Contracts

Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

                     American General Life Insurance Company

Notes Receivable from Affiliates

Fair values of promissory notes and asset backed notes from affiliates were based on quoted market prices, where available. For investments not actively traded, fair values were estimated using values obtained from independent pricing services or, in the case of some private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of investments.

Partnerships

Fair value of partnerships is based upon the fair value of the net assets of these investments as determined by the general partners.

Separate Account Seed Money

Fair value is considered to be the market value of the underlying securities.

13. Commitments and Contingencies

The Company has various leases, substantially all of which are for office space and facilities. Rentals under financing leases, contingent rentals, and future minimum rental commitments and rental expense under operating leases are not material.

The Company's ultimate parent, AIG, pursuant to various filings with the SEC, has reported that its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 could not be filed within the prescribed time period due to management changes, as well as AIG's ongoing internal review of the accounting for certain transactions, which review was commenced in connection with regulatory inquiries announced by AIG and described in Current Reports on Forms 8-K filed with the SEC by AIG, including those filed on February 14, 2005, March 15, 2005 and March 30, 2005. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the Company's consolidated financial condition or results of operations.

                     American General Life Insurance Company

The Company is party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

The Company had $110.5 million of unfunded commitments for its investments in limited partnerships at December 31, 2004.

All fifty states have laws requiring solvent life insurance companies to pay assessments to protect the interests of policyholders of insolvent life insurance and annuity companies. The Company recognizes a liability for insurance-related assessments when all of the following three conditions have been met: (i) an assessment has been imposed or information available prior to the issuance of financial statements indicates it is probable that an assessment will be imposed, (ii) the event obligating the Company to pay an imposed or probable assessment occurred on or before the date of the financial statements and (iii) the amount of the assessment can be reasonably estimated. The December 31, 2004 liability was estimated by the Company using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. The liability is not material to the Company's consolidated statement of position. While it is not possible to exactly estimate the portion of the industry assessments for which the Company will be responsible, it is expected that any difference between the estimated assessments and the actual assessments will not be material to the Company's consolidated results of operations and financial position. Although the amount accrued represents the Company's best estimate of its liability, this estimate may change in the future.

                     American General Life Insurance Company

On November 1, 2002, the Company and various affiliates entered into a one-year inter-affiliate credit facility (the "facility"), under which the Company commits to make loans to AIG in amounts aggregating to not more than $90.0 million. Such loans may take the form of variable rate loans that pay the higher of the federal funds rate plus 0.5 percent or the prime rate, or fixed rate loans that pay LIBOR plus a specific margin. AIG has the option, at the commitment termination date to convert any outstanding loan balances to one-year term. After an initial one-year extension, effective October 29, 2004, the facility was amended to extend the commitment termination date to October 28, 2005. The Company has received annual facility fees of 0.045%. However, effective as of October 29, 2004, the facility fee was changed to 0.040%. No loans were funded during 2004 or 2003.

Tax credits generated by the production of synthetic fuel are subject to a phase-out provision that gradually reduces tax credits as the annual average wellhead price per barrel of domestic crude oil increases into an inflation-adjusted phase-out range. For 2003 and 2004, the tax credit would have begun to phase-out when the annual average wellhead price per barrel of domestic crude oil exceeded $50.14 per barrel and $51.35 per barrel, respectively. The 2005 phase-out range will be calculated using inflation rates published in 2006 by the Internal Revenue Service. If domestic crude oil prices remain high in 2005, the tax credits and net income generated by the investments may be reduced substantially.

During 1997 and 1998, the Company participated in a workers' compensation underwriting pool with a third party insurance company. Both companies share equally in the pool. Collectively, the workers' compensation business is assumed from over 50 ceding companies and retro-ceded to 15 programs. The business covers risks primarily from the 1997 and 1998 underwriting years but also includes one risk from the 1996 underwriting year as well.

Net premiums and losses retained by the Company, after retro-cessions to variable quota share reinsurers, are 100% retro-ceded to another AIG subsidiary, American General Assurance Company ("AGAC"). Under the agreement with AGAC, the company remains liable for any credit losses arising from uncollectible amounts from the third party reinsurers, including the Company's 50% pool participant. During 2004 and 2003, the Company recorded charges of $20.7 million and $0 million, respectively, related to such uncollectible amounts. Reinsurance recoverables included in these financial statements related to the workers' compensation business were $ 62.0 million and $ 137.4 million at December 31, 2004 and 2003, respectively. While not included in these financial statements, the Company is contingently liable for losses incurred by its 50% pool participant should that third party become insolvent or otherwise unable to meet its obligations under the pool agreement.

                     American General Life Insurance Company

14.  Reinsurance

Reinsurance transactions for the years ended December 31, 2004, 2003 and 2002 were as follows:

                                                                                                Percentage
                                                  Ceded to         Assumed                      of Amount
                                                    Other         From Other                     Assumed
                                   Gross Amount   Companies        Companies    Net Amount       to Net
                                   ------------   ------------    ----------    ------------    ----------
                                                               (In Thousands)
December 31, 2004
Life insurance in force            $410,133,222   $314,611,320    $2,814,650    $ 98,336,552      2.86%
                                   ============   ============    ==========    ============
Premiums:
   Life insurance and annuities       1,898,236        395,625         9,307       1,511,918      0.62%
   Accident and health insurance         25,374          2,999         1,129          23,504      4.80%
                                   ------------   ------------    ----------    ------------
Total premiums                     $  1,923,610   $    398,624    $   10,436    $  1,535,422      0.68%
                                   ============   ============    ==========    ============
December 31, 2003
Life insurance in force            $314,862,729   $211,992,953    $2,628,269    $105,498,045      2.49%
                                   ============   ============    ==========    ============
Premiums:
   Life insurance and annuities       1,758,005        305,828         6,641       1,458,818      0.46%
   Accident and health insurance         24,827         (6,252)       (7,296)         23,783    -30.68%
                                   ------------   ------------    ----------    ------------
Total premiums                     $  1,782,832   $    299,576    $     (655)   $  1,482,601     -0.04%
                                   ============   ============    ==========    ============

December 31, 2002
Life insurance in force            $278,188,433   $170,693,613    $2,407,609    $109,902,429      2.19%
                                   ============   ============    ==========    ============
Premiums:
   Life insurance and annuities       1,760,974        397,686        21,125       1,384,413      1.53%
   Accident and health insurance         25,713            983          (583)         24,147     -2.41%
                                   ------------   ------------    ----------    ------------
Total premiums                     $  1,786,687   $    398,669    $   20,542    $  1,408,560      1.46%
                                   ============   ============    ==========    ============

Reinsurance recoverable on paid losses was approximately $47.5 million, and $47.5 million, at December 31, 2004 and 2003, respectively. Reinsurance recoverable on unpaid losses was approximately $77.7 million, and $150.2 million at December 31, 2004 and 2003, respectively.

                     American General Life Insurance Company

In December 2002, the Company entered into a coinsured/modified coinsurance agreement with AIG Life Insurance Company of Bermuda ("AIGB"). The agreement has an effective date of March 1, 2002. Under the agreement, AIGB reinsures 100% quota share of the Company's liability on virtually all level term and universal life products issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge.

15.  Shareholder's Equity

The Company has 8,500 shares of $100 par value cumulative preferred stock authorized and outstanding with an $80 dividend rate, redeemable at $1,000 per share after December 31, 2000. The Company's stock is held by its immediate parent, AGC Life.

The Company paid $300 million, $0 million and $445 million in dividends on common stock to the Parent Company in 2004, 2003 and 2002, respectively. The Company also paid $680,000 in dividends on preferred stock to the Parent Company in 2004, 2003 and 2002.

On December 31, 2002, the Parent contributed to the Company a 100 percent interest in SunAmerica Hedge Fund Holdings LLC ("SAHFH"). SAHFH was formed on December 13, 2002. SAHFH's assets consist solely of investments in partnerships, which are included in partnerships in the consolidated balance sheets. The capital contribution was recorded in the amount of $443.8 million, representing the equity of SAHFH.

The Company and its insurance subsidiaries are restricted by state insurance laws as to the amounts they may pay as dividends without prior approval from their respective state insurance departments. At December 31, 2004, approximately $9.5 billion of consolidated shareholder's equity represents net assets of the Company, which cannot be transferred, in the form of dividends, loans, or advances to the Parent Company. Approximately $4.3 billion of consolidated shareholder's equity is similarly restricted as to transfer from its subsidiaries to the Company.

Generally, the net assets of the Company's subsidiaries available for transfer to the Parent are limited to the amounts that the subsidiaries' net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payments of such amounts as dividends may be subject to approval by regulatory authorities and are generally limited to the greater of 10 percent of policyholders' surplus or the previous year's statutory net gain from operations.

                     American General Life Insurance Company

16.  Division Operations

16.1 Nature of Operations

The Company manages its business operation through two divisions, which are based on products and services offered.

Retirement Services

The Retirement Services Division, which primarily relates to the operation of VALIC, a wholly owned subsidiary of the Company, provides tax-deferred retirement annuities and employer-sponsored retirement plans to employees of educational, health care, public sector, and other not-for-profit organizations marketed nationwide through exclusive sales representatives.

Life Insurance

The Life Insurance division provides traditional, interest-sensitive, and variable life insurance and annuities to a broad spectrum of customers through multiple distribution channels focused on specific market segments.

16.2 Division Results

Results of each division exclude net realized investment gains.

Division earnings information was as follows:

                               Revenues                Income Before Taxes                 Earnings
                      --------------------------    --------------------------    --------------------------
                       2004      2003      2002      2004      2003      2002      2004      2003      2002
                      ------    ------    ------    ------    ------    ------    ------    ------    ------
                                                           (In Millions)
Retirement Services   $2,531    $2,301    $2,133    $1,116    $  878    $  772    $  774    $  593    $  552
Life Insurance         3,855     3,568     3,235       546       467       508       435       406       452
                      ------    ------    ------    ------    ------    ------    ------    ------    ------
Total divisions        6,386     5,869     5,368     1,662     1,345     1,280     1,209       999     1,004
Realized investment
 gains (losses)         (158)      (57)     (295)     (158)      (57)     (295)     (103)      (37)     (192)
                      ------    ------    ------    ------    ------    ------    ------    ------    ------
Total consolidated    $6,228    $5,812    $5,073    $1,504    $1,288    $  985    $1,106    $  962    $  812
                      ======    ======    ======    ======    ======    ======    ======    ======    ======

                                      F-52

                     American General Life Insurance Company

16.  Division Operations (continued)

16.2 Division Results (continued)

Division balance sheet information was as follows:

                                              Assets           Liabilities
                                        -----------------   -----------------
                                                      December 31
                                        -------------------------------------
                                          2004      2003      2004      2003
                                        -------   -------   -------   -------
                                                    (In Millions)
Retirement Services                     $68,052   $58,738   $63,063   $54,213
Life Insurance                           30,264    27,273    25,083    22,839
                                        -------   -------   -------   -------
Total consolidated                      $98,316   $86,011   $88,146   $77,052
                                        =======   =======   =======   =======

                            PART C: OTHER INFORMATION

Item 26. Exhibits

(a)  Board of Directors Resolution.

     (1) Certified resolutions regarding organization of Separate Account VUL-2. (1)

(b)  Custodian Agreements. Inapplicable.

(c)  Underwriting Contracts.

     (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (13)

     (2)  Form of Selling Group Agreement. (14)

     (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this Registration Statement).

(d)  Contracts.

     (1) Specimen form of EquiBuilder III Flexible Premium Life Insurance Policy (Policy Form No. T1735) (1)

     (2)  Specimen form of Accidental Death Benefit Rider. (1)

     (3)  Specimen form of Term Insurance Rider. (1)

     (4)  Specimen form of Children's Term Insurance Rider. (1)

     (5)  Specimen form of Disability Rider - Waiver of Monthly Deductions. (1)

     (6)  Specimen form of Accelerated Benefit Settlement Option Rider. (2)

     (7) Specimen form of Endorsement to EquiBuilder III Flexible Premium Life Insurance Policy when issued to a Policy Owner in the State of Texas.
          (1)

     (8)  Assumption Certificate. (14)

(e)  Applications.

     (1)  Specimen form of Application for EquiBuilder III Policy. (2)

     (2)  Specimen form of Supplemental Application. (3)

     (3)  Form of Telephone Authorization Form, Form No. AGLC 100255 Rev0103.
          (14)

     (4) Form of amended Life Insurance Application - Part A, Form No. AGLC 100565-2003. (17)

     (5) Form of amended Life Insurance Application - Part B, Form No. AGLC 100566-2003. (17)

     (6) Form of Request for Investment Division/Series Transfer Form, Form No. AGLC 100553. (14)

     (7)  Form of Cash Disbursement Request Form, Form No. AGLC 0109 Rev0103.
          (14)

     (8)  Form of Assignment Form, Form No. AGLC 0205 Rev0103. (14)

     (9) Form of Electronic Funds Authorization Form, Form No. AGLC 0220 Rev0103. (14)

     (10) Form of Name and Address Change Form, Form No. AGLC 0222 Rev0103. (14)

     (11) Form of Request for Change in Allocation of Net Premiums and Monthly Deductions Form, Form No. AGLC 100556. (14)

     (12) Form of Request of Change in Ownership on a Life Insurance Policy Form, Form No. VUL 0013 Rev1202. (14)

     (13) Form of Request for Full Cash Surrender Value Form, Form No. VUL 0015 Rev1202. (14)

     (14) Form of Change of Beneficiary Form, Form No. VUL 0016 Rev1202. (14)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (6)

     (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (7)

     (3) By-laws of American General Life Insurance Company, adopted January 22, 1992. (8)

(g)  Reinsurance Contracts.

     (1) Modified Coinsurance Agreement between American Franklin Life Insurance Company of Springfield, Illinois and Integrity Life Insurance Company of Phoenix, Arizona. (20)

(h)  Participation Agreements.

     (1)(a) Form of Amended and Restated Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company. (9)

     (1)(b) Form of Amendment No. 3 to Amended and Restated Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company. (14)

     (2)(a) Form of Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company. (9)

     (2)(b) Form of Amendment No. 3 to Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company. (14)

     (3)(a) Form of Service Contract by and between Fidelity Distributors Corporation and American General Equity Services Corporation, effective October 1, 2002. (15)

     (4)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (9)

     (5)(a) Form of Participation Agreement among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (10)

     (5)(b) Form of Amendment No. 5 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (9)

     (5)(c) Form of Amendment No. 8 to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (14)

(i)  Administrative Contracts.

     (1) Form of services agreement dated July 31, 1975, (limited to introduction and first two recitals, and sections 1-3) among various affiliates of American General Corporation, including American General Life Insurance Company and American General Life Companies. (12)

     (2)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company.
             (16)

     (2)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (16)

     (2)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated September 23, 1975. (16)

     (2)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (16)

     (2)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (16)

     (2)(f) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (16)

     (2)(g) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, American General Life

             Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (18)

(j)  Other Material Contracts. None

(k)  Legal Opinion.

     (1) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (14)

(l)  Actuarial Opinion.

     (1)  Opinion of Robert M. Beuerlein Senior Vice President -
          Actuarial/Financial. (11)

     (2) Opinion and Consent of American General Life Insurance Company's actuary. (14)

(m)  Calculation. None

(n)  Other Opinions.

     (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o)  Omitted Financial Statements. None

(p)  Initial Capital Agreements. None

(q)  Redeemability Exemption.

     (1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940. (19)

     (2) Notice of Cancellation Right Pursuant to Rule 6e-3(T)(b) (13)(viii) under the Investment Company Act of 1940. (14)

----------
(1) Incorporated by reference to Post-Effective Amendment No. 8 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed April 30, 1999.

(2) Incorporated by reference to Post-Effective Amendment No. 5 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed on February 27, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 15 to Form S-6 Registration Statement (File No. 033-41838) of The American Franklin Life Insurance Company Separate Account VUL-2 filed on April 18, 2002.

(4) Incorporated by reference to Post-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on April 23, 2002.

(5) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333- 89897) of American General Life Insurance Company Separate Account VL-R filed on October 29, 1999.

(6) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033- 43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(7) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(8) Incorporated by reference to Post-Effective Amendment No. 1 of the Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1992.

(9) Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(10) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(11) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-6 Registration Statement (File No. 033-77470) of The American Franklin Life Insurance Company Separate Account VUL-2 filed April 27, 2000.

(12) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 033-44745) of American General Life Insurance Company Separate Account A filed on April 24, 1998.

(13) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(14) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL- 2 filed on December 31, 2002.

(15) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.

(16) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

(17) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-109613) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2003.

(18) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

(19) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-6 Registration Statement (File No. 333-102300) of American General Life Insurance Company Separate Account VUL-2 filed on May 2, 2005.

(20) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on May 3, 2004.

Item 27. Directors and Officers of the Depositor

   Name and Principal               Positions and Offices with Depositor
    Business Address              American General Life Insurance Company
------------------------   -----------------------------------------------------
Rodney O. Martin, Jr.      Director, Chairman of the Board of Directors,
2929 Allen Parkway         President and Chief Executive Officer
Houston, TX 77019

   Name and Principal               Positions and Offices with Depositor
    Business Address              American General Life Insurance Company
------------------------   -----------------------------------------------------
M. Bernard Aidinoff        Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David J. Dietz             Director and Chairman-Affluent & Corporate Markets
830 Third Avenue           Profit Center
New York, NY 10022

David L. Herzog            Director
2929 Allen Parkway
Houston, TX 77019

Richard A. Hollar          Director, President-AIG Life Brokerage Profit Center
750 West Virginia Street   and Chief Executive Officer-AIG Life Brokerage Profit
Milwaukee, WI 53204        Center

Royce G. Imhoff, II        Director, President-Affluent & Corporate Markets
2929 Allen Parkway         Profit Center and Chief Executive Officer-Affluent &
Houston, TX 77019          Corporate Markets Profit Center

Donald P. Kanak, Jr.       Director
70 Pine Street
New York, NY 10270

Richard J. Miller          Director, President-Independent Advisory Network
2929 Allen Parkway         Profit Center and Chief Executive Officer-Independent
Houston, TX 77019          Advisory Group

Ernest T. Patrikis         Director
70 Pine Street
New York, NY 10270

Gary D. Reddick            Director, Chief Administrative Officer and Executive
2929 Allen Parkway         Vice President
Houston, TX 77019

Martin J. Sullivan         Director
70 Pine Street
New York, NY 10270

   Name and Principal               Positions and Offices with Depositor
    Business Address              American General Life Insurance Company
------------------------   -----------------------------------------------------
Christopher J. Swift       Director, Chief Financial Officer and Executive Vice
2929 Allen Parkway         President
Houston, TX 77019

James W. Weakley           Director, President-Worksite Solutions Profit Center
2929 Allen Parkway         and Chief Executive Officer-Worksite Solutions Profit
Houston, TX 77019          Center

Thomas L. Booker           President-Structured Settlements/SPIA Profit Center
2727 Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien        President-Agency Building Profit Center
2727 Allen Parkway
Houston, TX 77019

Jeffrey H. Carlson         Chief Information Officer and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Steven D. Anderson         Senior Vice President-Independent Advisory Group
2727 Allen Parkway
Houston, TX 77019

Stephen A. Appleyard       Senior Vice President-Accident & Health
2727 Allen Parkway
Houston, TX 77019

David R. Armstrong         Senior Vice President
3600 Route 66
Neptune, NJ 07754

Erik A. Baden              Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Wayne A. Barnard           Senior Vice President
2929 Allen Parkway
Houston, TX 77019

   Name and Principal               Positions and Offices with Depositor
    Business Address              American General Life Insurance Company
------------------------   -----------------------------------------------------
Robert M. Beuerlein        Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Rebecca G. Campbell        Senior Vice President
2929 Allen Parkway
Houston, TX 77019

James A. Galli             Senior Vice President
830 Third Avenue
New York, NY 10022

William F. Guterding       Senior Vice President
830 Third Avenue
New York, NY 10022

Robert F. Herbert, Jr.     Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

S. Douglas Israel          Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings           Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Althea R. Johnson          Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Glen D. Keller             Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Simon J. Leech             Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

   Name and Principal               Positions and Offices with Depositor
    Business Address              American General Life Insurance Company
------------------------   -----------------------------------------------------
Kent D. Major              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire            Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo           Senior Vice President
2727 Allen Parkway
Houston, TX 77019

A. Hasan Qureshi           Senior Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

Dennis H. Roberts          Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Richard C. Schuettner      Senior Vice President
750 West Virginia Street
Milwaukee, WI 53204

James P. Sennett           Senior Vice President
2727 Allen Parkway
Houston, TX 77019

James P. Steele            Senior Vice President
205 E. 10th Street
Amarillo, TX 79101

Robert E. Steele           Senior Vice President
205 E. 10th Street
Amarillo, TX 79101

Dan E. Trudan              Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

   Name and Principal               Positions and Offices with Depositor
    Business Address              American General Life Insurance Company
------------------------   -----------------------------------------------------
Frederic R. Yopps          Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

Steven E. Zimmerman        Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Edward F. Bacon            Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel             Vice President
2727 Allen Parkway
Houston, TX 77019

Michael B. Boesen          Vice President
2727-A Allen Parkway
Houston, TX 77019

James B. Brown             Vice President
2727 Allen Parkway
Houston, TX 77019

Robert W. Chesner          Vice President
2929 Allen Parkway
Houston, TX 77019

Valerie A. Childrey        Vice President
750 West Virginia Street
Milwaukee, WI 53204

Mark E. Childs             Vice President
2727 Allen Parkway
Houston, TX 77019

Robert M. Cicchi           Vice President
2727 Allen Parkway
Houston, TX 77019

   Name and Principal               Positions and Offices with Depositor
    Business Address              American General Life Insurance Company
------------------------   -----------------------------------------------------
Donald L. Davis            Vice President
205 E. 10th Street
Amarillo, TX 79101

Steven A. Dmytrack         Vice President
2929 Allen Parkway
Houston, TX 77019

Timothy M. Donovan         Vice President
2727 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi        Vice President
2727-A Allen Parkway
Houston, TX 77019

Patrick Froze              Vice President
750 West Virginia Street
Milwaukee, WI 53204

Frederick J. Garland, Jr.  Vice President
2727 Allen Parkway
Houston, TX 77019

Lisa Gerhart               Vice President
2727 Allen Parkway
Houston, TX 77019

Richard L. Gravette        Vice President
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer       Vice President
6363 Forest Park Road
Dallas, TX 75235

Daniel J. Gutenberger      Vice President
70 Pine Street
New York, NY 10270

   Name and Principal               Positions and Offices with Depositor
    Business Address              American General Life Insurance Company
------------------------   -----------------------------------------------------
Joel H. Hammer             Vice President
1 Chase Manhattan Place
New York, NY 10005

John Harmeling             Vice President
2929 Allen Parkway
Houston, Texas 77019

Craig H. Harrel            Vice President
2929 Allen Parkway
Houston, TX 77019

D. Leigh Harrington        Vice President
2727 Allen Parkway
Houston, TX 77019

Bradley Harris             Vice President
2727 Allen Parkway
Houston, TX 77019

Michael Harrison           Vice President
2727 Allen Parkway
Houston, TX 77019

Neal C. Hasty              Vice President
6363 Forest Park Road
Dallas, TX 75235

Keith C. Honig             Vice President
1 SunAmerica Center
Los Angeles, CA 90067

Walter P. Irby             Vice President
2727 Allen Parkway
Houston, TX 77019

Sharla A. Jackson          Vice President
205 E. 10th Street
Amarillo, TX 79101

   Name and Principal               Positions and Offices with Depositor
    Business Address              American General Life Insurance Company
------------------------   -----------------------------------------------------
David S. Jorgensen         Vice President
2727-A Allen Parkway
Houston, TX 77019

Stephen C. Kennedy         Vice President
750 West Virginia Street
Milwaukee, WI 53204

Gary J. Kleinman           Vice President
1 Chase Manhattan Place
New York, NY 10005

Charles L. Levy            Vice President
2727 Allen Parkway
Houston, TX 77019

Linda Lewis                Vice President
6363 Forest Park Road
Dallas, TX 75235

Robert J. Ley              Vice President
70 Pine Street
New York, NY 10270

Jerry L. Livers            Vice President
2727 Allen Parkway
Houston, TX 77019

Gwendolyn J. Mallett       Vice President
2727 Allen Parkway
Houston, TX 77019

W. Larry Mask              Vice President
2727 Allen Parkway
Houston, TX 77019

Gordon S. Massie           Vice President
2929 Allen Parkway
Houston, TX 77019

   Name and Principal               Positions and Offices with Depositor
    Business Address              American General Life Insurance Company
------------------------   -----------------------------------------------------
Melvin C. McFall           Vice President
2727 Allen Parkway
Houston, TX 77019

Richard D. McFarland       Vice President
2727 Allen Parkway
Houston, TX 77019

Candace A. Michael         Vice President
2727 Allen Parkway
Houston, TX 77019

Anne K. Milio              Vice President
2727 Allen Parkway
Houston, TX 77019

Sylvia A. Miller           Vice President
#1 Franklin Square
Springfield, IL 62713

Alex N. Moral              Vice President-Product Design and Development
2727 Allen Parkway
Houston, TX 77019

Michael R. Murphy          Vice President
750 West Virginia Street
Milwaukee, WI 53204

Carl T. Nichols            Vice President
205 E. 10th Street
Amarillo, TX 79101

Deanna D. Osmonson         Vice President and Chief Compliance Officer
2727 Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.       Vice President
2929 Allen Parkway
Houston, TX 77019

   Name and Principal      Positions and Offices with Depositor
    Business Address       American General Life Insurance Company
------------------------   -----------------------------------------------------
Lori J. Payne              Vice President
2727 Allen Parkway
Houston, TX 77019

Kirsten M. Pedersen        Vice President
2929 Allen Parkway
Houston, TX 77019

John W. Penko              Vice President
2727 Allen Parkway
Houston, TX 77019

Cathy A. Percival          Vice President
2727 Allen Parkway
Houston, TX 77019

Terri Robbins              Vice President
175 Water Street
New York, NY 10038

Dale W. Sachtleben         Vice President
#1 Franklin Square
Springfield, IL 62713

Robert C. Sage             Vice President
2727 Allen Parkway
Houston, TX 77019

Kristin Sather             Vice President
1 Chase Manhattan Place
New York, NY 10005

Richard W. Scott           Vice President
2929 Allen Parkway
Houston, TX 77019

Tom L. Scott               Vice President
2929 Allen Parkway
Houston, TX 77019

   Name and Principal               Positions and Offices with Depositor
    Business Address              American General Life Insurance Company
------------------------   -----------------------------------------------------
T. Clay Spires             Vice President
2929 Allen Parkway
Houston, TX 77019

Gregory R. Thornton        Vice President
#1 Franklin Square
Springfield, IL 62713

Alan Vale                  Vice President
2929 Allen Parkway
Houston, TX 77019

Christian D. Weiss         Vice President
#1 Franklin Square
Springfield, IL 62713

Bridgette Wilson           Vice President
#1 Franklin Square
Springfield, IL 62713

Elizabeth M. Tuck          Secretary
70 Pine Street
New York, NY 10270

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). Set forth below is an organizational chart for AIG filed with the SEC on March 15, 2004 as Exhibit 21 to the Form 10-K. Footnotes to the organizational chart below are located at the end of Item 28. The current organizational chart for AIG can be found as Exhibit 21 in Form 10-K filed in 2005, SEC file number 001-08787.

                               SUBSIDIARIES OF AIG

                                                                                                       % of Voting
                                                                                                        Securities
                                                                                                         Owned by
                                                                                     Jurisdiction of       its
                                                                                      Incorporation     Immediate
                                                                                     or Organization    Parent(2)
                                                                                     ---------------   -----------
American International Group, Inc. (1)................................................. ....Delaware ............(3)
   AIG Aviation, Inc.........................................................................Georgia .........100%
   AIG Bulgaria Insurance and Reinsurance Company EAD.......................................Bulgaria .........100%
   AIG Capital Corporation..................................................................Delaware .........100%
      AIG Consumer Finance Group, Inc.......................................................Delaware .........100%
         AIG Bank Polska S.A..................................................................Poland .......97.23%
         AIG Credit S.A.......................................................................Poland ..........80%
         Compania Financiera Argentina S.A.................................................Argentina ........92.7%
      AIG Global Asset Management Holdings Corp.............................................Delaware .........100%
         AIG Capital Partners, Inc..........................................................Delaware .........100%
         AIG Global Investment Corp.......................................................New Jersey .........100%
         John McStay Investment Counsel, L.P...................................................Texas .......82.84%
      International Lease Finance Corporation.............................................California .......64.85% (4)
   AIG Claim Services, Inc..................................................................Delaware .........100%
   A1G Credit Corp..........................................................................Delaware .........100%
      A.I. Credit Corp.................................................................New Hampshire .........100%
      Imperial Premium Finance, Inc.......................................................California .........100%
      Imperial Premium Finance, Inc.........................................................Delaware .........100%
   AIG Equity Sales Corp....................................................................New York .........100%
   AIG Federal Savings Bank.................................................................Delaware .........100%
   AIG Finance Holdings, Inc................................................................New York .........100%
      AIG Finance (Hong Kong) Limited......................................................Hong Kong .........100%
   AIG Financial Advisor Services, Inc......................................................Delaware .........100%
      AIG Financial Advisor Services (Europe), S.A........................................Luxembourg .........100%
   AIG Financial Products Corp..............................................................Delaware .........100%
      AIG Matched Funding Corp..............................................................Delaware .........100%
      Banque AIG..............................................................................France ..........90% (5)
   AIG Funding, Inc.........................................................................Delaware .........100%
   AIG Global Real Estate Investment Corp...................................................Delaware .........100%
   AIG Global Trade & Political Risk Insurance Company....................................New Jersey .........100%
   A.I.G. Golden Insurance Ltd................................................................Israel .......50.01%
   AIG Life Insurance Company...............................................................Delaware ..........79% (6)
   AIG Life Insurance Company of Canada.......................................................Canada .........100%
   AIG Life Insurance Company of Puerto Rico.............................................Puerto Rico .........100%
   AIG Marketing, Inc.......................................................................Delaware .........100%
   AIG Memsa, Inc...........................................................................Delaware .........100%
      Tata AIG General Insurance Company Limited...............................................India ..........26%
   AIG Private Bank Ltd..................................................................Switzerland .........100%
   AIG Retirement Services, Inc.............................................................Delaware .........100% (7)
      SunAmerica Life Insurance Company......................................................Arizona .........100%
         SunAmerica Investments, Inc.........................................................Georgia ..........70% (8)
            AIG Advisor Group, Inc..........................................................Maryland .........100%
               Advantage Capital Corporation................................................New York .........100%
               FSC Securities Corporation...................................................Delaware .........100%

                               SUBSIDIARIES OF AIG

                                                                                                       % of Voting
                                                                                                        Securities
                                                                                                         Owned by
                                                                                     Jurisdiction of       its
                                                                                      Incorporation     Immediate
                                                                                     or Organization    Parent(2)
                                                                                     ---------------   -----------
            Sentra Securities Corporation.................................................California .........100%
            Spelman & Co., Inc............................................................California .........100%
            SunAmerica Securities, Inc......................................................Delaware .........100%
         AIG SunAmerica Life Assurance Company...............................................Arizona .........100% (9)
         Saamsun Holdings Corp..............................................................Delaware .........100%
            SAM Holdings Corporation......................................................California .........100%
               AIG SunAmerica Asset Management Corp.........................................Delaware .........100%
               AIG SunAmerica Capital Services. Inc.........................................Delaware .........100%
            Sun Royal Holdings Corporation................................................California .........100%
      Royal Alliance Associates, Inc........................................................Delaware .........100%
   First SunAmerica Life Insurance Company..................................................New York .........100%
AIG Risk Management, Inc....................................................................New York .........100%
AIG Technologies, Inc..................................................................New Hampshire .........100%
AIGTI, Inc..................................................................................Delaware .........100%
AIG Trading Group Inc.......................................................................Delaware .........100%
   AIG International, Inc...................................................................Delaware .........100%
AIU Insurance Company.......................................................................New York ..........52% (10)
AIU North America, Inc......................................................................New York .........100%
American General Corporation...................................................................Texas .........100%
   American General Bancassurance Services, Inc.............................................Illinois .........100%
   AGC Life Insurance Company...............................................................Missouri .........100%
      AIG Assurance Canada....................................................................Canada .........100% (11)
      AIG Life of Bermuda, Ltd...............................................................Bermuda .........100%
      American General Life and Accident Insurance Company.................................Tennessee .........100%
      American General Life Insurance Company..................................................Texas .........100%
         American General Annuity Service Corporation..........................................Texas .........100%
         AIG Enterprise Services, LLC.......................................................Delaware .........100%
         American General Equity Services Corporation.......................................Delaware .........100%
         American General Life Companies, LLC...............................................Delaware .........100%
         The Variable Annuity Life Insurance Company...........................................Texas .........100%
            VALIC Retirement Services Company..................................................Texas .........100%
            VALIC Trust Company................................................................Texas .........100%
      American General Property Insurance Company..........................................Tennessee .......51.85% (12)
         American General Property Insurance Company of Florida..............................Florida .........100%
      AIG Annuity Insurance Company............................................................Texas .........100%
      The United States Life Insurance Company in the City of New York......................New York .........100%
   American General Finance, Inc.............................................................Indiana .........100%
      AGF Investment Corp....................................................................Indiana .........100%
      American General Auto Finance, Inc....................................................Delaware .........100%
      American General Finance Corporation...................................................Indiana .........100%
         Crossroads Mortgage, Inc..........................................................Tennessee .........100%
         ENM, Inc..........................................................................Tennessee .........100%
         MorEquity, Inc.......................................................................Nevada .........100%
            Wilmington Finance, Inc.........................................................Delaware .........100%

                               SUBSIDIARIES OF AIG

                                                                                                       % of Voting
                                                                                                        Securities
                                                                                                         Owned by
                                                                                     Jurisdiction of       its
                                                                                      Incorporation     Immediate
                                                                                     or Organization    Parent(2)
                                                                                     ---------------   -----------
         Merit Life Insurance Co.............................................................Indiana .........100%
         Yosemite Insurance Company..........................................................Indiana .........100%
            CommoLoCo, Inc...............................................................Puerto Rico .........100%
         American General Financial Services of Alabama, Inc.................................Alabama .........100%
         HSA Residential Mortgage Services of Texas, Inc....................................Delaware .........100%
      American General Investment Management Corporation....................................Delaware .........100%
      American General Realty Investment Corporation...........................................Texas .........100%
      American General Assurance Company....................................................Illinois .........100%
            American General Indemnity Company .............................................Illinois .........100%
            USLIFE Credit Life Insurance Company of Arizona..................................Arizona .........100%
         Knickerbocker Corporation.............................................................Texas .........100%
American Home Assurance Company.............................................................New York .........100%
   AIG Hawaii Insurance Company, Inc..........................................................Hawaii .........100%
      American Pacific Insurance Company, Inc.................................................Hawaii .........100%
   American International Insurance Company.................................................New York .........100%
      American International Insurance Company of California, Inc.........................California .........100%
      American International Insurance Company of New Jersey..............................New Jersey .........100%
      Minnesota Insurance Company..........................................................Minnesota .........100%
      American International Realty Corp....................................................Delaware ........31.5% (13)
      Pine Street Real Estate Holdings Corp............................................New Hampshire .......31.47% (13)
      Transatlantic Holdings, Inc...........................................................Delaware .......33.61% (14)
         Transatlantic Reinsurance Company..................................................New York .........100%
            Putnam Reinsurance Company......................................................New York .........100%
            Trans Re Zurich..............................................................Switzerland .........100%
American International Insurance Company of Delaware........................................Delaware .........100%
American International Life Assurance Company of New York...................................New York .......77.52% (15)
American International Reinsurance Company, Ltd..............................................Bermuda .........100%
   AIG Edison Life Insurance Company...........................................................Japan ..........90% (16)
   American International Assurance Company, Limited.......................................Hong Kong .........100%
      American International Assurance Company (Australia) Limited.........................Australia .........100%
   American International Assurance Company (Bermuda) Limited................................Bermuda .........100%
      American International Assurance Co. (Vietnam) Limited.................................Vietnam .........100%
      Tata AIG Life Insurance Company Limited..................................................India ..........26%
   Nan Shan Life Insurance Company, Ltd.......................................................Taiwan ..........95%
American International Underwriters Corporation.............................................New York .........100%
American International Underwriters Overseas, Ltd............................................Bermuda .........100%
   AIG Europe (Ireland) Limited..............................................................Ireland .........100%
   AIG Europe (U.K.) Limited.................................................................England .........100%
   AIG Brasil Companhia de Seguros............................................................Brazil ..........50%
   Universal Insurance Co., Ltd.............................................................Thailand .........100%
   La Seguridad de Centroamerica, Compania de Seguros S.A..................................Guatemala .........100%
   American International Insurance Company of Puerto Rico...............................Puerto Rico .........100%
   A.I.G. Colombia Seguros Generales S.A....................................................Colombia .........100%
   American International Underwriters GmBH..................................................Germany .........100%

                               SUBSIDIARIES OF AIG

                                                                                                       % of Voting
                                                                                                        Securities
                                                                                                         Owned by
                                                                                     Jurisdiction of       its
                                                                                      Incorporation     Immediate
                                                                                     or Organization    Parent(2)
                                                                                     ---------------   -----------
   Underwriters Adjustment Company, Inc.......................................................Panama ..........100%
   American Life Insurance Company..........................................................Delaware ..........100%
      AIG Life (Bulgaria) Z.D. A.D..........................................................Bulgaria ..........100%
      ALICO, S.A..............................................................................France ..........100%
      American Life Insurance Company (Kenya) Limited..........................................Kenya ........66.67%
      Pharaonic American Life Insurance Company................................................Egypt ........71.63%
   AIG Life Insurance Company (Switzerland) Ltd..........................................Switzerland ..........100%
   American Security Life Insurance Company, Ltd........................................Lichtenstein ..........100%
   Birmingham Fire Insurance Company of Pennsylvania....................................Pennsylvania ..........100%
   China America Insurance Company, Ltd.....................................................Delaware ...........50%
   Commerce and Industry Insurance Company..................................................New York ..........100%
   Commerce and Industry Insurance Company of Canada.........................................Ontario ..........100%
   Delaware American Life Insurance Company.................................................Delaware ..........100%
   Hawaii Insurance Consultants, Ltd..........................................................Hawaii ..........100%
   HSB Group, Inc...........................................................................Delaware ..........100%
      The Hartford Steam Boiler Inspection and Insurance Company.........................Connecticut ..........100%
         The Allen Insurance Company, Ltd....................................................Bermuda ..........100%
         The Hartford Steam Boiler Inspection and Insurance Company of Connecticut.......Connecticut ..........100%
         HSB Engineering Insurance Limited...................................................England ..........100%
            The Boiler Inspection and Insurance Company of Canada.............................Canada. .........100%
   The Insurance Company of the State of Pennsylvania...................................Pennsylvania ..........100%
   Landmark Insurance Company.............................................................California ..........100%
   Mt. Mansfield Company, Inc................................................................Vermont ..........100%
National Union Fire Insurance Company of Pittsburgh, Pa.................................Pennsylvania ..........100%
   American International Specialty Lines Insurance Company...................................Alaska ...........70% (17)
   Lexington Insurance Company..............................................................Delaware ...........70% (17)
      GE Property & Casualty Insurance Company..........................................Pennsylvania ..........100%
         GE Casualty Insurance Company..................................................Pennsylvania ..........100%
            GE Indemnity Insurance Company..............................................Pennsylvania ..........100%
         GE Auto & Home Assurance Company...............................................Pennsylvania ..........100%
         Bayside Casualty Insurance Company...............................................New Jersey ..........100%
      JI Accident & Fire Insurance Co. Ltd.....................................................Japan ...........50%
   National Union Fire Insurance Company of Louisiana......................................Louisiana ..........100%
   National Union Fire Insurance Company of Vermont..........................................Vermont ..........100%
   21st Century Insurance Group...........................................................California ........33.03% (18)
      21st Century Insurance Company......................................................California ..........100%
      21st Century Casualty Company.......................................................California ..........100%
      21st Century Insurance Company of Arizona..............................................Arizona ..........100%
   Starr Excess Liability Insurance Company, Ltd............................................Delaware ..........100%
       Starr Excess Liability Insurance International Ltd....................................Ireland ..........100%
NHIG Holding Corp...........................................................................Delaware ..........100%
   Audubon Insurance Company...............................................................Louisiana ..........100%
      Audubon Indemnity Company..........................................................Mississippi ..........100%
      Agency Management Corporation........................................................Louisiana ..........100%

                               SUBSIDIARIES OF AIG

                                                                                                       % of Voting
                                                                                                        Securities
                                                                                                         Owned by
                                                                                     Jurisdiction of       its
                                                                                      Incorporation     Immediate
                                                                                     or Organization    Parent(2)
                                                                                     ---------------   -----------
         The Gulf Agency, Inc................................................................Alabama ..........100%
   New Hampshire Insurance Company......................................................Pennsylvania ..........100%
      AIG Europe, S.A.........................................................................France .............(19)
      AI Network Corporation................................................................Delaware ..........100%
      American International Pacific Insurance Company......................................Colorado ..........100%
      American International South Insurance Company....................................Pennsylvania ..........100%
      Granite State Insurance Company...................................................Pennsylvania ..........100%
      New Hampshire Indemnity Company, Inc..............................................Pennsylvania ..........100%
      AIG National Insurance Company, Inc...................................................New York ..........100%
      Illinois National Insurance Co........................................................Illinois ..........100%
      New Hampshire Insurance Services, Inc............................................New Hampshire ..........100%
   AIG Star Life Insurance Co., Ltd............................................................Japan ..........100%
Pharaonic Insurance Company, S.A.E.............................................................Egypt ........89.98%
The Philippine American Life and General Insurance Company...............................Philippines ........99.78%
   Pacific Union Assurance Company........................................................California ..........100%
   Philam Equitable Life Assurance Company, Inc..........................................Philippines ........95.31%
   The Philippine American General Insurance Company, Inc................................Philippines ..........100%
      Philam Insurance Company, Inc......................................................Philippines ..........100%
Risk Specialist Companies, Inc..............................................................Delaware ..........100%
United Guaranty Corporation...........................................................North Carolina ....... 36.3l% (20)
   United Guaranty Insurance Company..................................................North Carolina ..........100%
   United Guaranty Mortgage Insurance Company.........................................North Carolina ..........100%
   United Guaranty Mortgage Insurance Company of North Carolina.......................North Carolina ..........100%
   United Guaranty Partners Insurance Company................................................Vermont ...........80%
   United Guaranty Residential Insurance Company of North Carolina....................North Carolina ..........100%
   United Guaranty Residential Insurance Company......................................North Carolina ........75.03% (21)
      United Guaranty Commercial Insurance Company of North Carolina..................North Carolina ..........100%
      United Guaranty Mortgage Indemnity Company......................................North Carolina ..........100%
      United Guaranty Credit Insurance Company........................................North Carolina ..........100%
   United Guaranty Services, Inc......................................................North Carolina ..........100%

------------------------------------------------------------------------------------------------------------------

(1) All subsidiaries listed are consolidated in the financial statements of AIG filed in its Form 10-K in 2004, SEC file number 001-08787. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
(2)  Percentages include directors' qualifying shares.
(3) The common stock is owned approximately 11.9 percent by Starr International Company, Inc., 1.8 percent by C. V. Starr & Co., Inc. and 2.0 percent by
        The Starr Foundation.
(4) Also owned 35.15 percent by National Union Fire Insurance Company of Pittsburgh, Pa.
(5)  Also owned 10 percent by AIG Matched Funding Corp.
(6)  Also owned 21 percent by Commerce and Industry Insurance Company.
(7)  Formerly known as AIG SunAmerica Inc.
(8)  Also owned 30 percent by AIG Retirement Services. Inc.

(9)  Formerly known as Anchor National Life Insurance Company.
(10) Also owned 8 percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of Pittsburgh, Pa. and 8 percent by Birmingham Fire Insurance Company of Pennsylvania.
(11) Indirect wholly-owned subsidiary.
(12) Also owned 48.15 percent by American General Life and Accident Insurance Company.
(13) Also owned by 11 other AIG subsidiaries.
(14) Also owned 26.06 percent by AIG.
(15) Also owned 22.48 percent by American Home Assurance Company.
(16) Also owned 10 percent by a subsidiary of American Life Insurance Company.
(17) Also owned 20 percent by The Insurance Company of the State of Pennsylvania and 10 percent by Birmingham Fire Insurance Company of Pennsylvania.
(18) Also owned 16.85 percent by American Home Assurance Company, 6.34 percent by Commerce and Industry Insurance Company and 6.34 percent by New Hampshire Insurance Company.
(19) 100 percent to be held with other AIG companies.
(20) Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95 percent by New Hampshire Insurance Company and 0.86 percent by The Insurance Company of the State of Pennsylvania.
(21) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

Item 29. Indemnification

Article VII, section 1, of the Company's By-Laws provides, in part, that the Company shall have power to indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Company) by reason of the fact that such person is or was serving at the request of the Company, against expenses, judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith and in a manner such person reasonably believed to be in the best interest of the Company and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful.

Article VII, section 1 (in part), section 2, and section 3, provide that the Company shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was acting in behalf of the Company, against expenses actually and reasonably incurred by such person in connection with the defense or settlement of such action if such person acted in good faith, in a manner such person believed to be in the best interests of the Company, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under section 1: (a) in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Company, unless and only to the extent that the court in which such action was brought shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for the expenses which such court shall determine; (b) of amounts paid in settling or otherwise disposing of a threatened or pending action with or without court approval; or
(c) of
expense incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

Article VII, section 3, provides that, with certain exceptions, any indemnification under Article VII shall be made by the Company only if authorized in the specific case, upon a determination that indemnification of the person is proper in the circumstances because the person has met the applicable standard of conduct set forth in section 1 of Article VII by (a) a majority vote of a quorum consisting of directors who are not parties to such proceeding; (b) approval of the shareholders, with the shares owned by the person to be indemnified not being entitled to vote thereon; or (c) the court in which such proceeding is or was pending upon application made by the Company or the indemnified person or the attorney or other persons rendering services in connection with the defense, whether or not such application by the attorney or indemnified person is opposed by the Company.

Article VII, section 7, provides that for purposes of Article VII, those persons subject to indemnification include any person who is or was a director, officer, or employee of the Company, or is or was serving at the request of the Company as a director, officer, or employee of another foreign or domestic corporation which was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for American General Life Insurance Company Separate Account VA-1, American General Life Insurance Company Separate Account VA-2, American General Life Insurance Company Separate Account A and American General Life Insurance Company Separate Account D, which all offer interests in variable annuities. American General Equity Services Corporation also acts as principal underwriter for American General Life Insurance Company Separate Account VUL and American General Life Insurance

Company Separate Account VL-R, which offer interests in flexible premium variable life insurance policies.

(b)  Management.

Name and Principal                Positions and Offices with Underwriter
 Business Address              American General Equity Services Corporation
------------------       -------------------------------------------------------
Rodney O. Martin, Jr.    Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire          Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Ernest T. Patrikis       Director
70 Pine Street
New York, NY 10270

Gary D. Reddick          Director
2929 Allen Parkway
Houston, TX 77019

Richard J. Miller        President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.   Vice President
2727-A Allen Parkway
Houston, TX 77019

Lucille S. Martinez      Vice President, Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Deanna D. Osmonson       Vice President, Chief Compliance Officer and Anti-
2727 Allen Parkway       Money Laundering Compliance Officer
Houston, TX 77019

Name and Principal                Positions and Offices with Underwriter
 Business Address              American General Equity Services Corporation
------------------       -------------------------------------------------------
Elizabeth M. Tuck        Secretary
70 Pine Street
New York, NY 10270

Edward F. Andrzejewski   Tax Officer
70 Pine Street
New York, NY 10270

Amy M. Cinquegrana       Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Lauren W. Jones          Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

David M. Robinson        Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming          Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore         Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

T. Clay Spires           Assistant Tax Officer
2727-A Allen Parkway
Houston, TX 77019

(c)  Compensation From the Registrant.

                         Net          Compensation on
                     Underwriting    Events Occasioning
Name of Principal   Discounts and    the Deduction of a    Brokerage        Other
   Underwriter       Commissions    Deferred Sales Load   Commissions   Compensation
-----------------   -------------   -------------------   -----------   ------------
American General
Equity Services
Corporation               $0                 $0                $0            $0

Item 31. Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at #1 Franklin Square, Springfield, Illinois 62713.

Item 32. Management Services Not applicable.

Item 33. Fee Representation

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary D. Reddick and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VUL-2, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 29th day of April, 2005.

                                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                                    SEPARATE ACCOUNT VUL-2
                                    (Registrant)

                                    BY: AMERICAN GENERAL LIFE INSURANCE COMPANY
                                        (On behalf of the Registrant and itself)


                                    BY: ROBERT F. HERBERT, JR.
                                        ----------------------------------------
                                        ROBERT F. HERBERT, JR.
                                        SENIOR VICE PRESIDENT, TREASURER AND
                                           CONTROLLER

[SEAL]

ATTEST: LAUREN W. JONES
        -----------------------------
        LAUREN W. JONES
        ASSISTANT SECRETARY

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature               Title                 Date
---------               -----                 ----


RODNEY O. MARTIN, JR.   Director, Chairman,   April 29, 2005
---------------------   President and Chief
RODNEY O. MARTIN, JR.   Executive Officer


CHRISTOPHER J. SWIFT    Director and Chief    April 29, 2005
---------------------   Financial Officer
CHRISTOPHER J. SWIFT


M. BERNARD AIDINOFF     Director              April 29, 2005
---------------------
M. BERNARD AIDINOFF


DAVID J. DIETZ          Director              April 29, 2005
---------------------
DAVID J. DIETZ


DAVID L. HERZOG         Director              April 29, 2005
---------------------
DAVID L. HERZOG


RICHARD A. HOLLAR       Director              April 29, 2005
---------------------
RICHARD A. HOLLAR


ROYCE G. IMHOFF II      Director              April 29, 2005
---------------------
ROYCE G. IMHOFF II


DONALD P. KANAK, JR.    Director              April 29, 2005
---------------------
DONALD P. KANAK, JR.

Signature               Title                 Date
---------               -----                 ----


RICHARD J. MILLER       Director              April 29, 2005
---------------------
RICHARD J. MILLER


ERNEST T. PATRIKIS      Director              April 29, 2005
---------------------
ERNEST T. PATRIKIS


GARY D. REDDICK         Director              April 29, 2005
---------------------
GARY D. REDDICK


MARTIN J. SULLIVAN      Director              April 29, 2005
---------------------
MARTIN J. SULLIVAN


JAMES W. WEAKLEY        Director              April 29, 2005
---------------------
JAMES W. WEAKLEY

                                  EXHIBIT INDEX

Item 26. Exhibits

          (n)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

                                       E-1